As filed with the U.S. Securities and Exchange Commission on April 19, 2021

Registration Nos. 033-54662; 811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 44

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 35

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Victoria Robinson

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and complete address of agent for service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

Prospectus Penn Mutual Variable Life Account I Cornerstone Variable Universal Life Insurance IV    May 1, 2021

PROSPECTUS

FOR

CORNERSTONE VUL IV

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

Overview

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	AllianceBernstein L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Janus Capital Management LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Please note that the U.S. Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2021

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 5 provide a summary of the benefits and risks of the Policy.

•	Pages 6 to 14 provide tables showing fees and charges under the Policy.

•	Pages 15 to 16 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 17 to 45 provide additional information about the Policy, in question and answer format.

•

Pages 45 to 48 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the separate subaccounts of the Separate Account (each, a “Subaccount”) to which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The Penn Series Funds prospectus that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the relevant Penn Series Funds prospectus carefully before you invest.

2

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). The value of your Policy will increase or decrease based upon the performance of the Subaccounts you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option (the “Fixed Interest Option”) where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy, a level death benefit option or an increasing death benefit option. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, please notify us within the required state mandated time frame.

Five Year No-Lapse Feature —Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different Subaccounts which invest in underlying funds of Penn Series Funds, Inc. (each, a “Fund”, and collectively, the “Funds”) listed on page 2 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%.

Transfers — Within limitations, you may transfer investment amounts from one Subaccount to another and to and from the Fixed Interest Option. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

3

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, any applicable monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 11 policy years or within 11 years of an increase in the Specified Amount of insurance.

Investment Performance — The value of your Policy, which may be invested in Subaccounts, will vary with the investment performance of the options you select. There is risk that the investment performance of the Subaccounts that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. If the Subaccounts you select for your Policy perform poorly, you could lose money, including some or all of the premiums paid. Each Subaccount invests in an underlying Fund, and comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the Funds. Before allocating money to a Subaccount, please read the prospectus for the underlying Fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 11 policy years or within 11 years of an increase in the Specified Amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your Specified Amount will have an 11 year surrender charge schedule attached to it.

Risk of an Increase in Current Fees and Expenses — Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some underlying Funds may have expense limitation agreements, the operating expenses of the underlying Funds are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.

General Account — Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including amounts under the Fixed Account Options, the Death Benefit and other insurance guarantees is subject to our financial strength and claims paying ability.

4

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

5

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]

Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.

Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 11 policy years	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) the “maximum surrender charge premium.”[3]

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) $13.67 per $1,000 of Specified Amount.[3]

Additional Surrender Charges apply if the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the amount of insurance specified in your Policy[4]

Minimum Charge	When the Policy is surrendered.	$1 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount of insurance, for insured age 9 or younger at the date of issue or increase.

Maximum Charge	When the Policy is surrendered.	$7 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount of insurance, for insured age 60 or older at the date of issue or increase.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	$5 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount of insurance, for insured age 45 at the date of issue or increase.

Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.

Transfer Charge

Current Charge	When you make a transfer.	$0.00[5]

Guaranteed Maximum Charge	When you make a transfer.	$10.00

Loans[6]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

6

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Net Interest Charge[7]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[8]

1.	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2.	The sales charge imposed on premiums (load) is currently reduced to 1.5%.
3.

The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the deferred sales charge decreases each year, after which there is no longer a charge.

4.

The “other surrender charge” under the Policies vary depending on the age of the insured. More information concerning the “other surrender charge” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the Specified Amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

5.

No transaction fee is currently imposed for making a transfer among investment funds and/or the Fixed Interest Option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

6.

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from Subaccounts and the Fixed Interest Option on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.

7.	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
8.

The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Cost of Insurance Charges[1]:

Current Charges	Monthly	Minimum of $0.0093 to maximum of $22.9004, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.2628 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk.

7

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Charge:

Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following policy date, the charges range from a minimum of $0.07 per $1,000 of initial Specified Amount of insurance for female age 5 or under, up to a maximum of $0.29 per $1,000 of initial Specified Amount of insurance, for male age 85 or older. A similar charge applies to an increase in the Specified Amount of insurance, for the first 120 months following the increase.[2]

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.18 per $1,000 of initial Specified Amount of insurance.

Guaranteed Maximum Charges	Monthly	$0.18 per $1,000 of initial Specified Amount of insurance.

Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]

Administrative Charges:	Monthly	$9.00[4]

1.

The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions —Insurance Charge in this prospectus.

2.

The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance for females age 7 and under and up to $0.29 per $1,000 of initial Specified Amount of insurance for males age 74 and older. For months 61 through 120 following the policy date, the charges range from $0.03 per $1,000 of initial Specified Amount of insurance for females age 7 and under and up to $0.15 per $1,000 of initial Specified Amount of insurance for males age 74 and older. The charge on an additional Specified Amount of insurance is similarly reduced.

3.

This charge is currently reduced. For policies issued after August 2004, for the first 120 months following the policy date, to 0.45% annually of the first $25,000 of policy value and 0.15% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Charge in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.

8

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

1. Accidental Death Benefit:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0533 to maximum of $0.1108, per $1,000 of accidental death benefit.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Guaranteed Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

2. Additional Insured Term Insurance Agreement:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0441 to maximum of $3.0371, per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $4.2109, per $1,000 of additional insured term insurance benefit.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.2229 per $1,000 of additional insured term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of additional insured term insurance benefit.

Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

9

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

3. Business Accounting Benefit[2] :

Administrative Charges

First eleven years of the Policy	Monthly	$0.03 per $1,000 of original Specified Amount of insurance.

First eleven years after an increase in the Specified Amount of insurance	Monthly	$0.03 per $1,000 of increase in Specified Amount of insurance.

4. Children’s Term Insurance Agreement:

Cost of Insurance Charges[1]

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

5. Disability Waiver of Monthly Deduction:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:

Disability Waiver of Monthly Deduction

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0092 to maximum of $0.3192, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0117 to maximum of $0.5992, per $1,000 of net amount at risk.

Charge for a representative non- tobacco male insured, age 45

10

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charges	Monthly	$0.0275 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.0508 per $1,000 of net amount at risk.

Disability Monthly Premium Deposit

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	Minimum of $0.03 to maximum of $0.96, per $100 of the stipulated premium in the Policy.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Guaranteed Maximum Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

7. Guaranteed Continuation of Policy:

Cost of Insurance	Monthly	$0.01 per $1,000 of Specified Amount of insurance.

8. Guaranteed Option to Extend Maturity Date:

Cost of Insurance Charges[1]

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	Minimum of $2.80 to maximum of $6.30, per $1,000 of net amount at risk, applied from age 90-99.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	$0 per $1,000 of net amount at risk.

9. Guaranteed Option to Increase Specified Amount:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

11

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Guaranteed Maximum Charges	Monthly	Minimum of $0.0425 to maximum of $0.145, per $1,000 of guaranteed option amount.

Charge for a representative non- tobacco male insured, age 25

Current Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

Guaranteed Maximum Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

10.Guaranteed Withdrawal Benefit Agreement:

Current Charges	Monthly	0.60% annually of the policy value allocated to the Separate Account.

Guaranteed Maximum Charges	Monthly	1.00% annually of the policy value allocated to the Separate Account.

11.Return of Premium Term Insurance:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0244 to maximum of $22.9004, per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0816 to maximum of $83.3333, per $1,000 of term insurance.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.2628 per $1,000 of term insurance.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of term insurance.

12.Supplemental Term Insurance Agreement[3]:

Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0070 to maximum of $22.9004, per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0566 to maximum of $83.3333, per $1,000 of net amount at risk attributable to the term insurance benefit.

12

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.0450 per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.2767 per $1,000 of net amount at risk attributable to the term insurance benefit.

Mortality and Expense Risk Face Amount Charge

Current Charges	Monthly	No charge.

Guaranteed Maximum Charge	Monthly	For the first 120 months following policy date, the charges range from a minimum of $0.12 per $1,000 of the term insurance benefit, for female age 5 or under, up to a maximum of $0.34 per $1,000 of the term insurance benefit, for male age 85 or older. A similar charge applies to an increase in the term insurance benefit, for the first 120 months following the increase.

Charge for a representative non- tobacco male insured, age 45

Current Charges	Monthly	$0.00 per $1,000 of the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.23 per $1,000 of the term insurance benefit.

13.Supplemental Exchange Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.

14.Overloan Protection Benefit Agreement:

Administrative Charge

Current Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

13

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

15.Accelerated Death Benefit:

Administrative Charge

Current Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current policy loan rate.

Guaranteed Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

1.

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

2.	This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit Agreement in this prospectus for additional information.
3.

For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial Specified Amount segment, and then to any segments resulting from increases in the Specified Amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. The information is based on data for the year ended December 31, 2020. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.30%

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets) as of December 31, 2020

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.03%	0.61%	(2)(3)	0.00%		0.61%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.23%	0.00%	0.67%		0.00%		0.67%		0.73%
High Yield Bond	0.46%	0.26%	0.01%	0.73%	(3)	0.00%		0.73%	(3)	0.92%
Flexibly Managed	0.69%	0.19%	0.00%	0.88%		0.00%		0.88%		0.94%
Balanced	0.00%	0.20%	0.48%	0.68%	(3)	0.00%		0.68%	(3)	0.79%
Large Growth Stock	0.71%	0.24%	0.00%	0.95%		0.00%		0.95%		1.02%
Large Cap Growth	0.55%	0.33%	0.00%	0.88%		0.00%		0.88%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.25%	0.01%	0.93%	(3)	0.00%		0.93%	(3)	0.96%
Large Core Value	0.67%	0.24%	0.00%	0.91%		0.00%		0.91%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.00%
Mid Cap Value	0.55%	0.27%	0.00%	0.82%		0.00%		0.82%		0.83%
Mid Core Value	0.69%	0.35%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.30%	0.00%	1.05%		0.00%		1.05%		1.07%
SMID Cap Value	0.84%	0.33%	0.00%	1.17%		0.00%		1.17%		1.26%
Small Cap Growth	0.73%	0.28%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.30%	0.00%	1.02%		0.00%	(4)	1.02%		1.02%
Small Cap Index	0.30%	0.45%	0.00%	0.75%		0.00%	(4)	0.74%		0.74%
Developed International Index	0.30%	0.59%	0.00%	0.89%		0.00%		0.89%		0.94%
International Equity	0.78%	0.27%	0.00%	1.05%	(5)	0.00%		1.05%		1.20%
Emerging Markets Equity	0.87%	0.43%	0.00%	1.30%	(5)	0.00%		1.30%		1.78%
Real Estate Securities	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.02%
Aggressive Allocation	0.12%	0.21%	0.92%	1.25%	(3)	0.00%		1.25%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.88%	1.18%	(3)	0.00%		1.18%	(3)	0.34%
Moderate Allocation	0.12%	0.18%	0.83%	1.13%	(3)	0.00%		1.13%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.20%	0.77%	1.09%	(3)	0.00%		1.09%	(3)	0.35%
Conservative Allocation	0.12%	0.21%	0.71%	1.04%	(3)	0.00%		1.04%	(3)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees,

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dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. To the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses, Penn Mutual and the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This agreement is expected to continue through April 30, 2022, and may be terminated prior to April 30, 2022 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.
(2)

The Money Market Fund’s Total Fund Operating Expenses were less than the Fund’s Expense Limitation amount shown because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level, as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, neither the Fund’s investment adviser nor Penn Mutual recaptured any previously waived or reimbursed fees and expenses from the Money Market Fund.

(3)

The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(4)

During the most recent fiscal year, the Fund’s investment adviser recaptured previously waived fees amounting to approximately 0.01% of the Fund’s average daily net assets. During this same period, the Fund’s investment adviser waived fees in approximately the same amount. The difference in the amounts recaptured and waived was less than 0.01% of the Fund’s average daily net assets and, as a result, is reflected as 0.00% in the Less Expense Waivers; Plus Recapture column in the Underlying Fund Expenses table.

(5)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2020. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to the Subaccounts (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to the Subaccounts and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements must have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the Subaccounts and the Fixed Interest Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will assist you in monitoring your Policy and will endeavor to notify you on a timely basis if you exceed this limit and the Policy becomes a “modified endowment contract” under the Code; however, you are solely responsible for monitoring your Policy and meeting appropriate requirements. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Five Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method),

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•

online at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you had increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the Specified Amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

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How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the Subaccounts you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund Subaccount during the free look period).

When a payment is allocated to a Subaccount, or transferred from one Subaccount to another, accumulation units of the receiving Subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the Subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each Subaccount, the value of an accumulation unit is valued each day shares of the fund held in the Subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the fund held in the Subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the Subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “Specified Amount” of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

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If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you had increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the Specified Amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

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•	no decrease may be made within one year of an increase in the Specified Amount; and

•	any decrease in the Specified Amount of insurance must be at least $5,000 and the Specified Amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefits That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to the Subaccounts and/or the Fixed Account.

Your policy value, which is allocated (or transferred) to Subaccounts in accordance with your direction, will vary with the investment performance of the shares of the funds held in the Subaccount, increasing with positive investment performance and decreasing with negative performance.

The amount you allocate to the Fixed Interest Option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. Your annual statement shows the declared rates for the statement period. You may contact us for the current declared rate. Amounts you allocate to the Fixed Interest Option will not be subject to the mortality and expense risk asset charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to Subaccounts;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Interest Option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

The “net cash surrender value” of your Policy is equal to your Policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

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Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Interest Option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the Fixed Interest Option only during the 30 day period following the end of each policy year;

•	the maximum amount that may be transferred out of the Fixed Interest Option is limited to the greater of $5,000 or 25% of the accumulated value of the Fixed Interest Option; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.

Frequent exchanges among Subaccounts and market timing by contract owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the contract owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Subaccounts generally cannot detect individual contract owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the contract owner transaction activity involving the Funds.

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Frequent Trading Policies.

We have adopted policies and procedures designed to discourage frequent trading. We monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to contract owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

Dollar Cost Averaging

This program automatically makes monthly transfers from the Money Market Subaccount to one or more of the other Subaccounts. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the Money Market Subaccount for up to 60 months. All transfers occur on the 15th of the month or the next following business day if the 15th day is not a business day. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month, or the next following business day if the 15th day is not a business day, following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among Subaccounts in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Subaccount with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the

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dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

•

Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

•

Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, a preferred tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco class (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and Fixed Interest Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and Fixed Interest Options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from

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which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and Fixed Interest Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and Fixed Interest Options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)

Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the Specified Amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and Fixed Interest Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and Fixed Interest Options.

(2)

Mortality and Expense Risk Asset Charge. For policies issued after August 2004, the current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.45% of the first $25,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your variable investment accounts.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the Fixed Interest Option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

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Surrender Charge

If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

(a)	is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)

is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial Specified Amount of insurance); and

(c)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 11 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)

is an administrative charge based on the increase in the initial amount of insurance and the insured’s attained age on the effective date of the increase (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of increase in the Specified Amount of insurance); and

(b)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in the Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1st through 7th	1.00
8th	0.80
9th	0.60
10th	0.40
11th	0.20
12th and later	0.00

If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the Specified Amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the Specified Amount of insurance.

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Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

Description of Underlying Fund Charges

The Funds underlying the Subaccounts must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of Fund annual expenses under “Fee Tables”) are different for each Fund and reduce the investment return for each Fund. Therefore, they also indirectly reduce the return you will earn on any Subaccounts you select. Expenses of the underlying Funds are not fixed or specified under the terms of your Policy, and those expenses may vary from year to year.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy without evidence of insurability.

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Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of Specified Amount of insurance for each additional insured during the first twelve months of the Agreement. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the additional insured meets our underwriting requirements, and it is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original Specified Amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the Specified Amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider Specified Amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider Specified Amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The

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cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the “total guaranteed continuation of policy premium.” The “total guaranteed continuation of policy premium” is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the “total guaranteed continuation of policy premium” is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to Subaccounts may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the Specified Amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit; Additional Insured Term Insurance; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Withdrawal Benefit Rider. This option is subject to the provisions in the Agreement.

Guaranteed Withdrawal Benefit Agreement

This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base Policy only at the time you purchase your Policy. Penn Mutual reserves the right to make the availability of this

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Agreement contingent upon the investment of the entire policy value according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement. If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement. The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

(a)	the fifteenth policy anniversary; and

(b)	the policy anniversary nearest the Insured’s attainment of age 70.

Guaranteed Withdrawal Period — The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured’s attainment of age 70 and will end at the Insured’s attainment of age 85. At the time the Guaranteed Withdrawal Period commences, if the Death Benefit Option 2 was in effect, the death benefit option will automatically be changed to Option 1.

Benefit Base — The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

(a)

is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

(1)	is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

(2)	is the date at which the Guaranteed Withdrawal Period begins.

(b)	is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

Guaranteed Withdrawal Account — The Guaranteed Withdrawal Account is defined as (a) minus (b) minus (c) minus (d), where:

(a)	are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6%);

(b)	are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

(c)	is the Guaranteed Withdrawal Benefit No-Lapse Premium, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

(d)	the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

(1)	are the cumulative premiums paid into the Policy;

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(2)	is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy’s guideline annual premium, multiplied by the number of months since the Policy Date; and

(3)	are the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

Guaranteed Annual Withdrawal Amount — The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

Effect of Withdrawals on Guaranteed Annual Withdrawal Amount — Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an “Excess Withdrawal”) will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

Effect of Withdrawals on Benefit Base — The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

Guaranteed Withdrawal Benefit No-Lapse Guarantee — Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date which is the policy anniversary nearest the insured’s attained age 70, if the following conditions are satisfied:

(a)	The Insured is alive;

(b)	The Agreement is in force;

(c)	The Policy has not been surrendered; and

(d)	The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

Remaining Guaranteed Withdrawal Benefit Payments If Policy Lapses Without Value — If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the

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Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

Guaranteed Withdrawal Benefit No-Lapse Premium — The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured’s gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy.

Guaranteed Withdrawal Benefit No-Lapse Premium Requirement — The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

Monthly Deduction — While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the Subaccounts. The Guaranteed Withdrawal Benefit Charge is currently equivalent to an annual effective rate of 0.60% of policy value, and the maximum charge is equivalent to an annual effective rate of 1.00% of policy value.

Termination of Agreement — This Agreement will terminate upon:

a)	the policy anniversary nearest the Insured’s attainment of age 85;

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b)	surrender of this Policy;

c)	lapse of this Policy and no guaranteed withdrawal benefits are due;

d)	the date of death of the Insured;

e)	withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

f)	the policy anniversary nearest the Insured’s attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

g)	an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

h)	payment of any accelerated death benefit amount; or

i)

the Monthly Anniversary which coincides with or next follows (i) the receipt at Penn Mutual’s home office of a written request by the owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

Electing this Agreement Limits the Availability of Other Supplemental Benefit Riders — If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following riders:

•	Accidental Death Benefit;

•	Guaranteed Option to Increase Specified Amount;

•	Guaranteed Continuation of Policy;

•	Return of Premium Term Insurance; or

•	Additional Insured Term Insurance.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement includes the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement is based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Rider or the Guaranteed Continuation of Policy Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

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Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the Subaccounts to the fixed income account, which will then be credited with interest;

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•	all supplemental agreements attached to the Policy will be terminated, except for the Option to Extend the Maturity Date agreement;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•

The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from the Subaccounts and the Fixed Interest Option on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from

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the Subaccounts cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must I Make Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $250;

•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	during the first five policy years, the partial surrender may not reduce the Specified Amount of insurance under your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

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Partial surrenders will be deducted from Subaccounts and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from Subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

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Section 817(h) of the Code requires that the investments of each Subaccount must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each Subaccount may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the Subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the Subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value

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Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross

41

income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment

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of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, Pennsylvania 19044. You should also send notice of the

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insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650 (or 855-466-7393 for New York policy owners). Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the financial professional of record (pursuant to your instructions) may request transfers among the Subaccounts and the Fixed Interest Options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the financial professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Subaccounts based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in Subaccounts. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a Subaccount if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, or the Commission declares that an emergency exists; or (2) the Commission by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the Fixed Interest Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the Fixed Interest

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Option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Subaccounts and the Fixed Interest Options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Subaccount during the “free look” period. At the end of the period, the money will be transferred to the Subaccounts and Fixed Interest Options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to Subaccounts for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a Subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each Subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

45

We reserve the right to add, combine or remove any Subaccounts when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Subaccounts. If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Subaccounts for future premium payments.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Separate Account in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. In such cases, the policy owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

OTHER INFORMATION

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, contract activity is highly dependent upon the effective operation of internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. Cyberattacks may interfere with contract transaction processing, or cause the release and/or destruction of contract owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting contracts that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Information System, Technology Disruption and Cyber Security Policy

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of contract owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning.

46

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including but not limited to, rejecting a premium payment or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate federal regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, continue making payments, or perform money movement requests, including transfers. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2.0% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing

47

allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also advisers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a Statement of Additional Information, which may be obtained from The Penn Mutual Life Insurance Company as described on the last page of this Prospectus. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

48

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$359
30	F	$75,000	$496
35	M	$75,000	$584
40	F	$100,000	$859
45	M	$100,000	$1,124
50	F	$100,000	$1,185
55	M	$100,000	$1,658
60	F	$75,000	$1,362
65	M	$75,000	$2,156
70	F	$50,000	$1,641

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	51	178%	62	126%	73	109%	84	105%
41	243%	52	171%	63	124%	74	107%	85	105%
42	236%	53	164%	64	122%	75	105%	86	105%
43	229%	54	157%	65	120%	76	105%	87	105%
44	222%	55	150%	66	119%	77	105%	88	105%
45	215%	56	146%	67	118%	78	105%	89	105%
46	209%	57	142%	68	117%	79	105%	90	105%
47	203%	58	138%	69	116%	80	105%	91	104%
48	197%	59	134%	70	115%	81	105%	92	103%
49	191%	60	130%	71	113%	82	105%	93	102%
50	185%	61	128%	72	111%	83	105%	94-99	101%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	417.61%	53	240.32%	69	156.24%	85	119.81%
20	699.48%	37	403.76%	54	233.12%	70	152.83%	86	118.55%
21	679.26%	38	390.40%	55	226.22%	71	149.57%	87	117.38%
22	659.36%	39	377.52%	56	219.61%	72	146.49%	88	116.28%
23	639.73%	40	365.11%	57	213.30%	73	143.58%	89	115.23%
24	620.39%	41	353.15%	58	207.25%	74	140.85%	90	114.21%
25	601.33%	42	341.65%	59	201.45%	75	138.30%	91	113.20%
26	582.53%	43	330.57%	60	195.91%	76	135.91%	92	112.17%
27	564.06%	44	319.91%	61	190.60%	77	133.67%	93	111.08%
28	545.97%	45	309.63%	62	185.53%	78	131.57%	94	109.92%
29	528.29%	46	299.75%	63	180.70%	79	129.58%	95	108.65%
30	511.04%	47	290.24%	64	176.09%	80	127.70%	96	107.27%
31	494.24%	48	281.10%	65	171.71%	81	125.91%	97	105.80%
32	477.93%	49	272.29%	66	167.55%	82	124.22%	98	104.25%
33	462.11%	50	263.82%	67	163.60%	83	122.64%	99	102.60%
34	446.78%	51	255.67%	68	159.83%	84	121.17%	100	100.00%
35	431.94%	52	247.84%

Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	468.31%	53	270.97%	69	171.23%	85	122.77%
20	796.54%	37	452.83%	54	262.85%	70	166.87%	86	121.08%
21	771.20%	38	437.93%	55	255.03%	71	162.66%	87	119.50%
22	746.54%	39	423.58%	56	247.50%	72	158.63%	88	118.03%
23	722.57%	40	409.78%	57	240.24%	73	154.80%	89	116.64%
24	699.24%	41	396.51%	58	233.24%	74	151.16%	90	115.32%
25	676.63%	42	383.77%	59	226.46%	75	147.74%	91	114.03%
26	654.62%	43	371.51%	60	219.89%	76	144.52%	92	112.76%
27	633.28%	44	359.71%	61	213.54%	77	141.49%	93	111.49%
28	612.56%	45	348.34%	62	207.41%	78	138.64%	94	110.17%
29	592.47%	46	337.38%	63	201.52%	79	135.95%	95	108.79%
30	572.99%	47	326.82%	64	195.89%	80	133.39%	96	107.34%
31	554.12%	48	316.63%	65	190.51%	81	130.98%	97	105.82%
32	535.83%	49	306.81%	66	185.37%	82	128.71%	98	104.26%
33	518.10%	50	297.34%	67	180.47%	83	126.58%	99	102.60%
34	500.93%	51	288.22%	68	175.76%	84	124.60%	100	100.00%
35	484.36%	52	279.43%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	342.96%	53	206.34%	69	144.93%	85	118.30%
20	567.36%	37	331.98%	54	201.00%	70	142.45%	86	117.35%
21	551.35%	38	321.41%	55	195.91%	71	140.09%	87	116.44%
22	535.65%	39	311.26%	56	191.05%	72	137.84%	88	115.56%
23	520.14%	40	301.52%	57	186.43%	73	135.71%	89	114.71%
24	504.81%	41	292.18%	58	182.01%	74	133.71%	90	113.85%
25	489.67%	42	283.23%	59	177.78%	75	131.84%	91	112.97%
26	474.70%	43	274.66%	60	173.72%	76	130.10%	92	112.04%
27	459.94%	44	266.46%	61	169.84%	77	128.48%	93	111.02%
28	445.46%	45	258.59%	62	166.14%	78	126.96%	94	109.89%
29	431.30%	46	251.07%	63	162.61%	79	125.52%	95	108.65%
30	417.48%	47	243.85%	64	159.26%	80	124.15%	96	107.27%
31	404.05%	48	236.93%	65	156.08%	81	122.84%	97	105.80%
32	391.02%	49	230.29%	66	153.08%	82	121.59%	98	104.25%
33	378.39%	50	223.92%	67	150.23%	83	120.42%	99	102.60%
34	366.17%	51	217.79%	68	147.52%	84	119.32%	100	100.00%
35	354.36%	52	211.94%

Female Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	413.45%	53	247.46%	69	163.93%	85	121.86%
20	700.22%	37	400.10%	54	240.74%	70	160.19%	86	120.34%
21	677.90%	38	387.29%	55	234.28%	71	156.56%	87	118.94%
22	656.20%	39	375.01%	56	228.06%	72	153.07%	88	117.61%
23	635.13%	40	363.24%	57	222.06%	73	149.74%	89	116.35%
24	614.65%	41	351.98%	58	216.25%	74	146.59%	90	125.11%
25	594.81%	42	341.22%	59	210.60%	75	143.63%	91	113.90%
26	575.52%	43	330.93%	60	205.10%	76	140.85%	92	112.70%
27	556.84%	44	321.06%	61	199.75%	77	138.24%	93	111.46%
28	538.74%	45	311.58%	62	194.58%	78	135.78%	94	110.17%
29	521.19%	46	302.46%	63	189.59%	79	133.44%	95	108.79%
30	504.21%	47	293.69%	64	184.82%	80	131.22%	96	107.34%
31	487.80%	48	285.25%	65	180.27%	81	129.11%	97	105.82%
32	471.91%	49	277.11%	66	175.93%	82	127.12%	98	104.26%
33	456.54%	50	269.27%	67	171.78%	83	125.23%	99	102.60%
34	441.67%	51	261.73%	68	167.79%	84	123.48%	100	100.00%
35	427.33%	52	254.46%

APPENDIX C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.07	0.07	0.07	0.04	0.04	0.04
25	0.09	0.09	0.09	0.05	0.05	0.05
30	0.10	0.09	0.10	0.05	0.05	0.05
35	0.12	0.11	0.12	0.06	0.06	0.06
40	0.15	0.13	0.14	0.08	0.07	0.07
45	0.18	0.14	0.17	0.09	0.07	0.09
50	0.18	0.16	0.18	0.09	0.08	0.09
55	0.18	0.17	0.18	0.09	0.09	0.09
60	0.21	0.17	0.20	0.11	0.09	0.10
65	0.24	0.17	0.23	0.12	0.09	0.12
70	0.26	0.21	0.25	0.13	0.11	0.13
75	0.27	0.24	0.26	0.14	0.12	0.13
80	0.27	0.24	0.26	0.14	0.12	0.13
85	0.27	0.24	0.26	0.14	0.12	0.13

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.07	0.06	0.07	0.04	0.03	0.04
10	0.07	0.06	0.07	0.04	0.03	0.04
15	0.08	0.07	0.08	0.04	0.04	0.04
20	0.09	0.08	0.09	0.05	0.04	0.05
25	0.11	0.10	0.11	0.06	0.05	0.06
30	0.13	0.10	0.12	0.07	0.05	0.06
35	0.14	0.12	0.14	0.07	0.06	0.07
40	0.17	0.14	0.16	0.09	0.07	0.08
45	0.20	0.15	0.19	0.10	0.08	0.10
50	0.20	0.17	0.19	0.10	0.09	0.10
55	0.20	0.18	0.20	0.10	0.09	0.10
60	0.23	0.19	0.22	0.12	0.10	0.11
65	0.26	0.20	0.25	0.13	0.10	0.13
70	0.28	0.23	0.27	0.14	0.12	0.14
75	0.29	0.26	0.28	0.15	0.13	0.14
80	0.29	0.26	0.28	0.15	0.13	0.14
85	0.29	0.26	0.28	0.15	0.13	0.14

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.08	0.07	0.08	0.08	0.07	0.08
10	0.08	0.07	0.08	0.08	0.07	0.08
15	0.10	0.08	0.09	0.10	0.08	0.09
20	0.08	0.07	0.08	0.10	0.08	0.10
25	0.10	0.09	0.09	0.12	0.10	0.11
30	0.10	0.09	0.10	0.13	0.10	0.13
35	0.13	0.11	0.12	0.16	0.13	0.15
40	0.15	0.13	0.14	0.19	0.15	0.18
45	0.18	0.15	0.17	0.23	0.17	0.22
50	0.22	0.18	0.21	0.28	0.21	0.27
55	0.28	0.23	0.27	0.29	0.26	0.29
60	0.29	0.28	0.29	0.29	0.29	0.29
65	0.29	0.29	0.29	0.29	0.29	0.29
70	0.29	0.29	0.29	0.29	0.29	0.29
75	0.29	0.29	0.29	0.29	0.29	0.29
80	0.29	0.29	0.29	0.29	0.29	0.29
85	0.29	0.29	0.29	0.29	0.29	0.29

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.13	0.12	0.13
10	0.13	0.12	0.13	0.13	0.12	0.13
15	0.15	0.13	0.14	0.15	0.13	0.14
20	0.13	0.12	0.13	0.15	0.13	0.15
25	0.15	0.14	0.14	0.17	0.15	0.16
30	0.15	0.14	0.15	0.18	0.15	0.18
35	0.18	0.16	0.17	0.21	0.18	0.20
40	0.20	0.18	0.19	0.24	0.20	0.23
45	0.23	0.20	0.22	0.28	0.22	0.27
50	0.27	0.23	0.26	0.33	0.26	0.32
55	0.33	0.28	0.32	0.34	0.31	0.34
60	0.34	0.33	0.34	0.34	0.34	0.34
65	0.34	0.34	0.34	0.34	0.34	0.34
70	0.34	0.34	0.34	0.34	0.34	0.34
75	0.34	0.34	0.34	0.34	0.34	0.34
80	0.34	0.34	0.34	0.34	0.34	0.34
85	0.34	0.34	0.34	0.34	0.34	0.34

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

D-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2021, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company at the address specified below or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Customer Service Address	Customer Service Address for New York Owners
The Penn Mutual Life Insurance Company PO Box 178 Philadelphia, PA 19105 Toll free number: 1-855-523-0650	The Penn Mutual Life Insurance Company PO Box 170 Philadelphia, PA 19105-0170 Toll free number: 1-855-446-7393

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting our Customer Service Group at the address and telephone number above.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

Investment Company Act registration number is 811-05006.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8668 05/21

Prospectus Penn Mutual Variable Life Account I Diversified Growth Variable Universal Life    May 1, 2021

PROSPECTUS

FOR

DIVERSIFIED GROWTH VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

Overview

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides options in a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	AllianceBernstein L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Janus Capital Management LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Please note that the U.S. Securities and Exchange Commission (the “Commission) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2021

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the flexible premium adjustable variable life insurance policy (the “Policy”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 5 provide a summary of the benefits and risks of the Policy.

•	Pages 6 to 14 provide tables showing fees and charges under the Policy.

•	Pages 15 to 16 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 17 to 44 provide additional information about the Policy, in question and answer format.

•

Pages 44 to 47 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the separate subaccounts of the Separate Account (each, a “Subaccount”) to which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

•

Appendix E, which is at the end of the prospectus and is referred to in the prospectus, describes the fixed account investment options (the “Fixed Account Options”) which are available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the prospectus carefully before you invest.

2

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). The value of your Policy will increase or decrease based upon the performance of the Subaccounts you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to both traditional and indexed fixed interest options where the value will accumulate interest (including interest based on index credits).

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy, a level death benefit option or an increasing death benefit option. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, please notify us within the required state mandated time frame.

No-Lapse Feature — If the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. The specified period will in any case be no less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different Subaccounts which invest in underlying funds of Penn Series Funds, Inc. (each, a “Fund”, and collectively, the “Funds”) listed on page 2 of this prospectus.

Fixed Account Options — In addition to the investment options described above, the Policy allows you to allocate your policy value to both traditional and indexed Fixed Account Options which are described in Appendix E.
Transfers — Within limitations, you may transfer investment amounts from one Subaccount to another and to and from the Fixed Account Options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from the Subaccounts or the Fixed Account Options into a loan account. Interest on Traditional Loans will be charged at a rate of 4.0% and is payable at the end of each policy year. Indexed Loans are described in Appendix E. You may repay all or part of a loan at any time.

3

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” You may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Distributions include partial withdrawals and surrenders. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for additional information.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, any applicable monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance.

Investment Performance — The value of your Policy, which may be invested in Subaccounts, will vary with the investment performance of the options you select. There is risk that the investment performance of the Subaccounts that you select may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Subaccounts you select for your Policy perform poorly, you could lose money, including some or all of the premiums paid. Each Subaccount invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Before allocating money to a Subaccount, please read the prospectus for the underlying Fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you fully surrender your Policy for cash within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your Specified Amount will have a 9-year surrender charge schedule attached to it.

Risk of an Increase in Current Fees and Expenses — Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some underlying Funds may have expense limitation agreements, the operating expenses of the underlying Funds are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.

4

General Account — Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including amounts under the Fixed Account Options, the Death Benefit and other insurance guarantees is subject to our financial strength and claims paying ability.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

5

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge (load)	When a premium is paid.	4.0% of premium payments.[2]

Premium and Federal (DAC) Taxes	When a premium is paid.	3.5% of premium payments.

Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium”, and (iii) $45.00 per $1,000 of Specified Amount.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of Specified Amount[3], and (iii) $45.00 per $1,000 of Specified Amount.

Partial Surrender Charge	When you partially surrender your Policy.	Partial surrenders: Lesser of $25 or 2.0% of the amount surrendered.

Transfer Charge

Maximum Charge	When you make a transfer.	$10.00

Current Charge	When you make a transfer.	$0.00[4]

Traditional Loans[5]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[6]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[7]

Indexed Loans[8]

Gross Interest Charge	End of each policy year.	Annual rate of 6.0%

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2	The sales charge imposed on premiums (load) is currently reduced to 1.5%.
3

The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the second policy year and continuing through the ninth policy year, the deferred sales charge decreases each year, after which there is no longer a charge. The surrender charge shown may not be representative of the charge you would pay.

4

No transaction fee is currently imposed for making a transfer among Funds and/or the Fixed Account Options. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

5

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Subaccounts and the Fixed Account Options on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan

6

account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about Policy Loans.
6	“Net Interest Charge” for a Traditional Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
7

The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

8

You may borrow up to 95% of your cash surrender value allocated to the Indexed Fixed Account. The minimum amount you may borrow is $250. The amount borrowed under the Indexed Loan option remains in the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Indexed Fixed Account segment. See What Is a Policy Loan? in this prospectus and Appendix E for additional information about Policy Loans.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the Funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Cost of Insurance Charges[1]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.10 per $1,000 of net amount at risk.

Mortality and Expense Risk Charge:

Mortality and Expense Risk Face Amount Charge	Monthly	For first 120 months following the policy date or an increase in a policy’s Specified Amount, the charges range from a maximum of $0.95 per $1,000 of Specified Amount of insurance, to a minimum of $0.12 per $1,000 of Specified Amount of insurance.[2]

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.29 per $1,000 of initial Specified Amount of insurance.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the Specified Amount, $0.26 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date or an increase in the Specified Amount, $0.13 per $1,000 of initial Specified Amount of insurance.

7

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[3]

Administrative Charges:	Monthly	$9.00[4]

1.

The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

2.

The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial Specified Amount of insurance to $0.93 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance up to $0.47 per $1,000 of initial Specified Amount of insurance. In New York, the mortality and expense risk face amount charges during months 61 through 120 are currently zero. The charge on an additional Specified Amount of insurance is similarly reduced.

3.

This charge is currently reduced, for the first 120 months following the policy date, to 0.35% annually of the first $25,000 of policy value and 0.05% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

The mortality and expense risk face amount charges vary depending on the individual circumstances of the insured. All charges shown in these tables which are based on the individual circumstances of an insured may not be representative of the charge you would pay. Information concerning your charge is available upon request from our administrative offices.

8

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

1. Accidental Death Benefit:

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.11 to minimum of $0.05, per $1,000 of accidental death benefit.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.06 per $1,000 of accidental death benefit.

2. Additional Insured Term Insurance Agreement:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.04 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.03 per $1,000 of additional insured term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.19 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of additional insured term insurance benefit.

Administrative Charges

First year of Agreement and first year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

3. Business Accounting Benefit[2]:

First nine years of the Policy and first nine years after an increase in the Specified Amount of insurance	Monthly	$0.03 per $1,000 of original or increase in Specified Amount of insurance.

4. Children’s Term Insurance Agreement:

Cost of Insurance Charges[1]

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

9

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

5. Disability Waiver of Monthly Deduction:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.

6. Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:

Disability Waiver of Monthly Deduction

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $100 of net amount at risk.

Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $100 of net amount at risk.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.

Disability Monthly Premium Deposit

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

10

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

7. Extended No-Lapse Guarantee Rider[4]:

Cost of Insurance Charges

Current and Maximum Charge	Monthly	Maximum of $0.12 to minimum of $0.04 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Agreements.

Charge for representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Term Insurance Agreements.

8. Cash Value Enhancement Rider[2]:

Current and Maximum Charge	Monthly	$0.20 per $1,000 of Specified Amount for the first 60 policy months.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.20 per $1,000 of Specified Amount for the first 60 policy months.

9. Guaranteed Option to Increase Specified Amount:

Cost of Insurance Charges[1]

Current and Maximum Charge	Monthly	Maximum of $0.15 to minimum of $0.04 per $1,000 of guaranteed option amount.

Charge for a representative non-tobacco male insured, age 25

Current and Maximum Charge	Monthly	$0.11 per $1,000 of guaranteed option amount.

10.Return of Premium Term Insurance:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of term insurance.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of term insurance.

11

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of term insurance.

Current Charge	Monthly	$0.10 per $1,000 of term insurance.

11.Supplemental Term Insurance Agreement[3]:

Maximum Deferred Sales Charge (load) if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase	When the Policy is surrendered.

The Maximum Deferred Sales Charge for the policy is modified for this agreement as follows:

90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium[3]”, and (iii) $45.00 per $1,000 of the Specified Amount of the policy plus Term Insurance Benefit.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of the Specified Amount of the policy plus the Term Insurance Benefit[3], and (iii) $45.00 per $1,000 of the Specified Amount of the policy plus the Term Insurance Benefit.

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.13 per $1,000 of net amount at risk attributable to the term insurance benefit.

12

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted

Mortality and Expense Risk Face Amount Charge

Current and Maximum Charges	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $0.93 per $1,000 of the term insurance benefit to a minimum of $0.11 per $1,000 of the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.26 per $1,000 of the term insurance benefit.

12.Supplemental Exchange Agreement:

Current and Maximum Charges	Monthly	No charge.

13.Overloan Protection Benefit Agreement:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

14.Accelerated Death Benefit:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

15.Chronic Illness Accelerated Benefit:

Current and Maximum Charge	No charge	No charge.

1.

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

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2.

This rider is not available to all persons. See What Are the Supplemental Benefit Riders That I Can Buy? — Business Accounting Benefit Agreement or What Are the Supplemental Benefit Riders That I Can Buy? — Cash Value Enhancement Agreement in this prospectus for additional information.

3.

For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial Specified Amount segment, and then to any segments resulting from increases in the Specified Amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

4.

While the Extended No-Lapse Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. This rider is no longer available on newly issued policies in New York, effective April 2nd, 2018.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. The information is based on data for the year ended December 31, 2020. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.30%

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The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets) as of December 31, 2020

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.03%	0.61%	(2)(3)	0.00%		0.61%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.23%	0.00%	0.67%		0.00%		0.67%		0.73%
High Yield Bond	0.46%	0.26%	0.01%	0.73%	(3)	0.00%		0.73%	(3)	0.92%
Flexibly Managed	0.69%	0.19%	0.00%	0.88%		0.00%		0.88%		0.94%
Balanced	0.00%	0.20%	0.48%	0.68%	( [3] )	0.00%		0.68%	(3)	0.79%
Large Growth Stock	0.71%	0.24%	0.00%	0.95%		0.00%		0.95%		1.02%
Large Cap Growth	0.55%	0.33%	0.00%	0.88%		0.00%		0.88%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.25%	0.01%	0.93%	( [3] )	0.00%		0.93%	( [3] )	0.96%
Large Core Value	0.67%	0.24%	0.00%	0.91%		0.00%		0.91%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.00%
Mid Cap Value	0.55%	0.27%	0.00%	0.82%		0.00%		0.82%		0.83%
Mid Core Value	0.69%	0.35%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.30%	0.00%	1.05%		0.00%		1.05%		1.07%
SMID Cap Value	0.84%	0.33%	0.00%	1.17%		0.00%		1.17%		1.26%
Small Cap Growth	0.73%	0.28%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.30%	0.00%	1.02%		0.00%	(4)	1.02%		1.02%
Small Cap Index	0.30%	0.45%	0.00%	0.75%		0.00%	(4)	0.74%		0.74%
Developed International Index	0.30%	0.59%	0.00%	0.89%		0.00%		0.89%		0.94%
International Equity	0.78%	0.27%	0.00%	1.05%	(5)	0.00%		1.05%		1.20%
Emerging Markets Equity	0.87%	0.43%	0.00%	1.30%	(5)	0.00%		1.30%		1.78%
Real Estate Securities	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.02%
Aggressive Allocation	0.12%	0.21%	0.92%	1.25%	(3)	0.00%		1.25%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.88%	1.18%	(3)	0.00%		1.18%	(3)	0.34%
Moderate Allocation	0.12%	0.18%	0.83%	1.13%	(3)	0.00%		1.13%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.20%	0.77%	1.09%	(3)	0.00%		1.09%	(3)	0.35%
Conservative Allocation	0.12%	0.21%	0.71%	1.04%	(3)	0.00%		1.04%	(3)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. To the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses, Penn Mutual and

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the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This agreement is expected to continue through April 30, 2022, and may be terminated prior to April 30, 2022 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.
(2)

The Money Market Fund’s Total Fund Operating Expenses were less than the Fund’s Expense Limitation amount shown because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level, as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, neither the Fund’s investment adviser nor Penn Mutual recaptured any previously waived or reimbursed fees and expenses from the Money Market Fund.

(3)

The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(4)

During the most recent fiscal year, the Fund’s investment adviser recaptured previously waived fees amounting to approximately 0.01% of the Fund’s average daily net assets. During this same period, the Fund’s investment adviser waived fees in approximately the same amount. The difference in the amounts recaptured and waived was less than 0.01% of the Fund’s average daily net assets and, as a result, is reflected as 0.00% in the Less Expense Waivers; Plus Recapture column in the Underlying Fund Expenses table.

(5)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2020. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to the Subaccounts (which hold shares of the Funds listed on the first page of this prospectus) and to the Fixed Account Options where the value will accumulate interest (including interest based on index credits).

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to the Subaccounts and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the Subaccounts and the Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums (also referred to as no-lapse premiums) are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will assist you in monitoring your Policy and will endeavor to notify you on a timely basis if you exceed this limit and the Policy becomes a “modified endowment contract” under the Code; however, you are solely responsible for monitoring your Policy and meeting applicable requirements. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the No-Lapse Feature is in effect. See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460,312 West Route 38, Moorestown, New Jersey 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

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•

online at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the Subaccounts you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund Subaccount during the free look period).

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When a payment is allocated to a Subaccount, or transferred from one of the Fixed Account Options to a Subaccount, or from one Subaccount to another, accumulation units of the receiving Subaccount are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the Subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each Subaccount, the value of an accumulation unit is valued each day shares of the Fund held in the Subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the Fund held in the Subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the Subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix E.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the “Specified Amount” of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the Subaccounts and/or the Fixed Account Options, including the Indexed Fixed Account.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 121. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in Appendix B.

If the investment performance of the investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

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Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount; and

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Benefit Riders That I Can Buy? — Supplemental Exchange Agreement in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

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What Is the Value of My Policy?

You may allocate or transfer your policy value to the Subaccounts and/or the Fixed Account Options, including the Indexed Fixed Account.

Your policy value, which is allocated (or transferred) to Subaccounts in accordance with your direction, will vary with the investment performance of the shares of the Funds held in the Subaccount, increasing with positive investment performance and decreasing with negative performance.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Your annual statement shows the declared rates for the statement period. You may contact us for the current declared rate. Amounts you allocate to the Indexed Fixed Account and hold for a five-year period will earn at least 0% annually with a cumulative guarantee of 2% over the five-year period. Amounts you allocate to any of the Fixed Account Options will not be subject to the mortality and expense risk asset charge described later in this section or to Fund expenses. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to Subaccounts;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

The “cash surrender value” is equal to your policy value (as described above) decreased by any surrender charge. The “net cash surrender value” of your Policy is equal to your Policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% of your policy value which is allocated to the Subaccounts. The policy value enhancement will be applied pro-rata across the Subaccounts. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account. For example, if your policy value is all allocated to the Subaccounts and during your 11th policy year averaged $1,000,000, you would receive a policy value enhancement of $1,500 during that year. Assuming the same facts, but $100,000 of policy value has been transferred to the special loan account, the policy value enhancement would be $1,350.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

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Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Account Options except for the Holding Fixed Account.

To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year;

•	transfers from the Indexed Fixed Account may be made only on the anniversary of an allocation of an amount to the Indexed Fixed Account; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.

Frequent exchanges among Subaccounts and market timing by contract owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the contract owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Subaccounts generally cannot detect individual contract owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the contract owner transaction activity involving the Funds.

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Frequent Trading Policies.

We have adopted policies and procedures designed to discourage frequent trading. We monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to contract owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

Dollar Cost Averaging

This program automatically makes monthly transfers from the Money Market Subaccount to one or more of the other Subaccounts and to the Indexed Fixed Account options in the Fixed Account. If you wish to make transfers into the Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the Money Market Subaccount for up to 60 months. For policies issued prior to April 1, 2009, all transfers occur on the 15th of the month or the next following business day if the 15th day is not a business day. For policies issued April 1, 2009 and later, all transfers occur on the monthly anniversary. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options or the Indexed Fixed Account options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month, or the next following business day if the 15th day is not a business day, following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. Note that if your monthly policy anniversary date is not the 15th of the month and you selected the Indexed Fixed Account to receive transfers from the twelve-month dollar cost averaging fixed account, transfers will be made to the Holding Fixed Account on the 15th of the month and then automatically transferred to the Indexed Fixed Account on the subsequent monthly policy anniversary. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for

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your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among the Subaccounts in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Subaccount with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Separate Account and the Fixed Account Options including the Indexed Fixed Account is subject to the fees and charges described below, including the Premium Charge, Monthly Deduction (other than the Mortality and Expense Risk Asset Charge), the Transfer Charge, the Surrender Charge and the Partial Surrender Charge.

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Premium Charge — 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a standard tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a standard, preferred, or preferred plus non-tobacco class. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. In

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accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and the Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the Fixed Account Options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment options and Fixed Account Options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)

Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix C to this prospectus times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the Specified Amount component are shown in Appendix C. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and Fixed Account Options.

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(2)

Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.35% of the first $25,000 of policy value, plus an annual rate of 0.05% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your investment options.

For policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Benefit Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among Funds and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)	is the total premium paid in the first 12 months from issue;

(c)	is $45.00 per $1,000 of initial amount of insurance; and

(d)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium based on the age and class of the Insured at the time of increase;

(b)	is the total premium paid in the first 12 months following the effective date of the increase;

(c)	is $45.00 per $1,000 of the amount of the increase in Specified Amount; and

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(d)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	0.89
3	0.78
4	0.67
5	0.56
6	0.45
7	0.34
8	0.23
9	0.12
10+	0.00

If the Policy is surrendered within the first 9 policy years, or within the first 9 years following an increase in the Specified Amount of insurance, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

Policy Loan

For information concerning policy loans, including the associated charges, see What is a Policy Loan? and the discussion of Indexed Loans in Appendix E.

Description of Underlying Fund Charges

The Funds underlying the Subaccounts must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of Fund annual expenses under “Fee Tables”) are different for each Fund and reduce the investment return for each Fund. Therefore, they also indirectly reduce the return you will earn on any Subaccounts you select. Expenses of the underlying Funds are not fixed or specified under the terms of your Policy, and those expenses may vary from year to year. Please see the applicable Fund’s Prospectus for more information on fees and expenses of the Fund.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors,

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including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental benefits will be deducted from your policy value, in addition to the charges paid under the base Policy. Policy value allocated to the Separate Account and the Fixed Account Options, including the Indexed Fixed Account, is subject to these charges.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of Specified Amount of insurance for each additional insured during the first twelve months of the Agreement. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the additional insured meets our underwriting requirements. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan. Under this Agreement, during the first nine policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original Specified Amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the Specified Amount of insurance during the first nine policy years after the increase. Decreases

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in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement. This Agreement is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Agreement

This Agreement will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first five policy years while the Agreement is in force.

There are several limits to the use of this Agreement. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Agreement is terminated and the termination credit will not be applied.

The monthly deduction for this Agreement is a monthly administrative expense charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first five policy years. This charge is set to be $0.20 per month for all ages and rate classes. This Agreement is not available with the Business Accounting Benefit Agreement.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of rider Specified Amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of rider Specified Amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The

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cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Extended No-Lapse Guarantee Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied. The Extended No-Lapse Guarantee requirement is satisfied if the premiums paid less withdrawals, accumulated at 5%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5%. The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and are stated in the Policy. In addition, while this Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. At the end of each policy month, we will allocate a pro-rated amount from the Subaccounts to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Fixed Account, but will do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner. We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Agreement is a cost of insurance charge applied to the Specified Amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Insurance Agreements. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Accidental Death Benefit, Guaranteed Option to Increase Specified Amount, or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

This rider is no longer available on newly issued policies in New York, effective April 2nd, 2018.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the issue age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. This option is subject to the provisions in the Agreement.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Rider. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

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Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. The mortality and expense risk face amount charge will not exceed the maximum charges shown in the Additional Policy Specifications in the Policy. Both the current and guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix D.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will include a surrender charge for the term insurance added by the Agreement. The maximum surrender charge premium component of the surrender charge will be increased by the amount of the term insurance added by the Agreement multiplied by the unit maximum surrender charge premium at the issue age and rate class of the insured. The $45.00 per $1,000 component of the surrender charge will be modified to include the amount of the term insurance added by the Agreement along with the Specified Amount of the policy.

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.25% multiplied by (a) divided by (b), where;

(a)	is the Term Insurance Benefit, and

(b)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy

The policy value enhancement will be applied pro-rata across the Subaccounts and the Fixed Account Options. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Agreement. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

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You may add this Agreement to your base Policy only at the time you purchase your Policy.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Overloan Protection Benefit Agreement

This Agreement allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.5% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the Subaccounts to the Traditional Fixed Account, which will then be credited with interest;

•	all supplemental agreements attached to the Policy will be terminated;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Accelerated Death Benefit Agreement

•	The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

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The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

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•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a face amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the Insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

•

The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

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•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 consecutive days; or

•	Requiring substantial supervision by another person for a period of at least 90 consecutive days to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory; and

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning; and

(d)	Judgment as it relates to safety awareness.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

State specific variations apply in regard to the amount and frequency of the benefit, as well as to the qualifying events for exercising the benefit. For more information contact your Penn Mutual representative or call our office.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans, which are not available in New York, are described in Appendix E. You may only have one loan option in force at any time. Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

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For the Traditional Loan option, interest charged on the loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from the Subaccounts and the Fixed Account Options on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the Subaccounts cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must I Make Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” The policy value is based on amounts allocated to the Subaccounts and/or the Fixed Account Options, including the Indexed Fixed Account.

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than twelve partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250;

•	during the first five policy years, the partial surrender may not reduce the Specified Amount of insurance under your Policy to less than $50,000; and

•	the partial surrender will be subject to a processing fee equal to the lesser of $25 or 2% of the amount surrendered.

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If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your Specified Amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from the Subaccounts and the Fixed Account Options in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from Subaccounts and the Fixed Account Options on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this

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prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each Subaccount must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each Subaccount may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the Subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the Subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

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•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

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Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary

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is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, Pennsylvania 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650 (or 855-466-7393 for New York policy owners). Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

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Telephone Transactions

You or the financial professional of record (pursuant to your instructions) may request transfers among the Subaccounts and the Fixed Account Options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the financial professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Subaccounts based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the Funds held in the Subaccounts. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a Subaccount if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Subaccounts and the Fixed Account Options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

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Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Subaccount during the “free look” period. At the end of the period, the money will be transferred to the Subaccounts and Fixed Account Options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to Subaccounts for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a Subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each Subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

We reserve the right to add, combine or remove any Subaccounts when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Subaccounts. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Subaccounts for future premium payments.

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VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Separate Account in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. In such cases, the policy owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

OTHER INFORMATION

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, contract activity is highly dependent upon the effective operation of internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. Cyberattacks may interfere with contract transaction processing, or cause the release and/or destruction of contract owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting contracts that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Information System, Technology Disruption and Cyber Security Policy

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of contract owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

45

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including but not limited to, rejecting a premium payment or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate federal regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, continue making payments, or perform money movement requests, including transfers. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to

46

the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also financial professionals of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a Statement of Additional Information, which may be obtained from The Penn Mutual Life Insurance Company as described on the last page of this Prospectus. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

47

APPENDIX A

Sample Minimum Initial Premiums

The following table shows for insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Issue Age of Insured	Sex of Insured	Base Death Benefit	Minimum Initial Premium
25	M	$50,000	$145.00
30	F	$75,000	$212.25
35	M	$75,000	$285.00
40	F	$100,000	$438.00
45	M	$100,000	$680.00
50	F	$100,000	$800.00
55	M	$100,000	$1,300.00
60	F	$75,000	$1,126.50
65	M	$75,000	$2,062.50
70	F	$50,000	$1,117.50

A-1

APPENDIX B

Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-40	250%	52	171%	64	122%	76	105%	88	105%
41	243%	53	164%	65	120%	77	105%	89	105%
42	236%	54	157%	66	119%	78	105%	90	105%
43	229%	55	150%	67	118%	79	105%	91	104%
44	222%	56	146%	68	117%	80	105%	92	103%
45	215%	57	142%	69	116%	81	105%	93	102%
46	209%	58	138%	70	115%	82	105%	94	101%
47	203%	59	134%	71	113%	83	105%	95	101%
48	197%	60	130%	72	111%	84	105%	96-120	100.1%
49	191%	61	128%	73	109%	85	105%
50	185%	62	126%	74	107%	86	105%
51	178%	63	124%	75	105%	87	105%

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	460.84%	53	261.23%	69	167.34%	85	123.12%
20	788.97%	37	445.12%	54	253.14%	70	163.41%	86	121.52%
21	763.77%	38	429.94%	55	245.41%	71	159.64%	87	120.04%
22	739.19%	39	415.33%	56	238.05%	72	156.02%	88	118.67%
23	715.32%	40	401.25%	57	231.02%	73	152.60%	89	117.40%
24	692.10%	41	387.70%	58	224.31%	74	149.34%	90	116.22%
25	669.55%	42	374.67%	59	217.86%	75	146.24%	91	115.11%
26	647.66%	43	362.16%	60	211.65%	76	143.28%	92	114.03%
27	626.50%	44	350.15%	61	205.70%	77	140.46%	93	112.95%
28	606.06%	45	338.66%	62	200.03%	78	137.78%	94	111.84%
29	586.14%	46	327.65%	63	194.64%	79	135.26%	95	110.66%
30	566.69%	47	317.09%	64	189.54%	80	132.89%	96	109.36%
31	547.74%	48	306.95%	65	184.68%	81	130.67%	97	107.80%
32	529.29%	49	297.13%	66	180.06%	82	128.60%	98	105.87%
33	511.36%	50	287.65%	67	175.65%	83	126.66%	99+	103.36%
34	493.97%	51	278.49%	68	171.41%	84	124.83%
35	477.14%	52	269.68%

B-1

Female Non-Tobacco & Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	521.72%	53	293.32%	69	186.14%	85	131.25%
20	920.72%	37	503.79%	54	284.29%	70	181.46%	86	129.07%
21	888.67%	38	486.54%	55	275.64%	71	176.96%	87	126.97%
22	857.66%	39	469.91%	56	267.37%	72	172.65%	88	125.01%
23	827.75%	40	453.85%	57	259.46%	73	168.53%	89	123.18%
24	798.76%	41	438.36%	58	251.90%	74	164.58%	90	121.46%
25	770.77%	42	423.43%	59	244.66%	75	160.80%	91	119.78%
26	743.76%	43	409.05%	60	237.72%	76	157.19%	92	117.98%
27	717.69%	44	395.21%	61	231.05%	77	153.73%	93	116.14%
28	692.59%	45	381.90%	62	224.65%	78	150.41%	94	114.31%
29	668.40%	46	369.11%	63	218.49%	79	147.24%	95	112.47%
30	645.05%	47	356.83%	64	212.56%	80	144.19%	96	110.61%
31	622.50%	48	345.07%	65	206.86%	81	141.28%	97	108.62%
32	600.80%	49	333.79%	66	201.37%	82	138.54%	98	106.35%
33	579.87%	50	323.00%	67	196.09%	83	135.97%	99+	103.51%
34	559.72%	51	312.66%	68	191.02%	84	133.54%
35	540.33%	52	302.77%

B-2

APPENDIX C

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Non-Tobacco (Policy Years 1-5)				Non-Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	N/A	N/A	N/A
10	N/A	N/A	N/A	N/A	N/A	N/A
15	N/A	N/A	N/A	N/A	N/A	N/A
20	0.13	0.13	0.13	0.065	0.065	0.065
25	0.13	0.13	0.13	0.065	0.065	0.065
30	0.15	0.15	0.15	0.075	0.075	0.075
35	0.17	0.17	0.17	0.085	0.085	0.085
40	0.22	0.20	0.21	0.110	0.100	0.105
45	0.26	0.22	0.25	0.130	0.110	0.125
50	0.29	0.26	0.28	0.145	0.130	0.140
55	0.32	0.29	0.31	0.160	0.145	0.155
60	0.37	0.33	0.36	0.185	0.165	0.180
65	0.42	0.36	0.41	0.210	0.180	0.205
70	0.43	0.38	0.42	0.215	0.190	0.210
75	0.44	0.39	0.43	0.220	0.195	0.215
80	0.44	0.39	0.43	0.220	0.195	0.215
85	0.44	0.39	0.43	0.220	0.195	0.215

Mortality and Expense Risk Face Amount Charge

Current Rates per $1,000 of Initial Face Amount*

Tobacco (Policy Years 1-5)				Tobacco (Policy Years 6-10)
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	0.13	0.12	0.13	0.065	0.060	0.065
10	0.14	0.12	0.14	0.070	0.060	0.070
15	0.15	0.13	0.15	0.075	0.065	0.075
20	0.16	0.14	0.16	0.080	0.070	0.080
25	0.17	0.15	0.17	0.085	0.075	0.085
30	0.20	0.19	0.19	0.100	0.095	0.095
35	0.22	0.22	0.22	0.110	0.110	0.110
40	0.27	0.25	0.26	0.135	0.125	0.130
45	0.31	0.27	0.30	0.155	0.135	0.150
50	0.41	0.36	0.40	0.205	0.180	0.200
55	0.50	0.44	0.49	0.250	0.220	0.245
60	0.64	0.52	0.61	0.320	0.260	0.305
65	0.77	0.60	0.74	0.385	0.300	0.370
70	0.85	0.72	0.82	0.425	0.360	0.410
75	0.93	0.83	0.91	0.465	0.415	0.455
80	0.93	0.83	0.91	0.465	0.415	0.455
85	0.93	0.83	0.91	0.465	0.415	0.455

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

C-1

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Initial Face Amount

All Policies*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.13	0.13
10	N/A	N/A	N/A	0.14	0.13	0.14
15	N/A	N/A	N/A	0.15	0.14	0.15
20	0.15	0.15	0.15	0.17	0.16	0.17
25	0.15	0.15	0.15	0.19	0.19	0.19
30	0.17	0.17	0.17	0.22	0.22	0.22
35	0.19	0.19	0.19	0.24	0.24	0.24
40	0.24	0.22	0.24	0.29	0.26	0.28
45	0.29	0.25	0.28	0.33	0.29	0.32
50	0.33	0.29	0.32	0.42	0.37	0.41
55	0.36	0.32	0.35	0.51	0.44	0.50
60	0.42	0.36	0.40	0.65	0.55	0.63
65	0.47	0.40	0.46	0.79	0.65	0.76
70	0.49	0.42	0.47	0.87	0.75	0.85
75	0.50	0.43	0.49	0.95	0.85	0.93
80	0.50	0.43	0.49	0.95	0.85	0.93
85	0.50	0.43	0.49	0.95	0.85	0.93

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

C-2

APPENDIX D

Mortality and Expense Risk Face Amount Charge

Guaranteed Rates per $1,000 of Term Insurance Benefit

Supplemental Term Insurance Rider*

Non-Tobacco				Tobacco
Issue Age	Male	Female	Unisex	Male	Female	Unisex
5	N/A	N/A	N/A	0.13	0.12	0.13
10	N/A	N/A	N/A	0.14	0.12	0.14
15	N/A	N/A	N/A	0.15	0.13	0.15
20	0.13	0.13	0.13	0.16	0.14	0.16
25	0.13	0.13	0.13	0.17	0.15	0.17
30	0.15	0.15	0.15	0.20	0.19	0.19
35	0.17	0.17	0.17	0.22	0.22	0.22
40	0.22	0.20	0.21	0.27	0.25	0.26
45	0.26	0.22	0.25	0.31	0.27	0.30
50	0.29	0.26	0.28	0.41	0.36	0.40
55	0.32	0.29	0.31	0.50	0.44	0.49
60	0.37	0.33	0.36	0.64	0.52	0.61
65	0.42	0.36	0.41	0.77	0.60	0.74
70	0.43	0.38	0.42	0.85	0.72	0.82
75	0.44	0.39	0.43	0.93	0.83	0.91
80	0.44	0.39	0.43	0.93	0.83	0.91
85	0.44	0.39	0.43	0.93	0.83	0.91

*	Representative figures shown. For issue ages not listed, please ask your financial professional.

D-1

APPENDIX E

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account Options become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the indexed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Penn Mutual believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a Penn Mutual general account option, the value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, Penn Mutual has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through Penn Mutual’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.

The Policy allows you to allocate your policy value to two fixed interest accounts. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account Options, including the Indexed Fixed Account, in most respects is treated in the same manner as policy value allocated to the Subaccounts.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Amounts intended to be allocated to the Indexed Fixed Account on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 2%. On the subsequent monthly anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Account.

You may also allocate premium payments and policy value to the Indexed Fixed Account. The Indexed Fixed Account is comprised of a variety of different Segments, of five years in duration, containing Index Interest Credit Periods in which Index Credits are earned using a crediting strategy that is based on the change in value of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate it will earn, a cap (maximum) percentage on the interest it can earn, and a guaranteed participation rate. In addition, each Index Interest Credit Period within a Segment is subject to a guaranteed minimum interest rate. The cap is the highest percentage which will be credited for a one-year period even if the change in value of the S&P 500 Index is higher. The cap is subject to change at the Company’s discretion, but the guaranteed cap percentage cannot be lower than 4%. The guaranteed participation rate is 100%. For an Index Interest Credit Period, the guaranteed minimum interest rate is 0% (1% for PA) on an annual basis.

For a Segment, there is also a 2% cumulative guaranteed minimum annual interest rate over a five-year period. As discussed below, the applicability of this guarantee to a Segment is only determined at the end of the Segment. Accordingly, if there is a full or partial withdrawal from a Segment during its five year duration, the 2% guarantee will not result in any additional amounts being credited to your policy value.

Segments can be funded by premium payments, transfers from Subaccounts or the Traditional Fixed Account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for the Indexed Fixed Account can only be allocated into this account on a monthly policy anniversary. For premiums that are intended for allocation into the Indexed Fixed Account and are paid on a date other than a monthly policy anniversary, such premiums will be placed into the Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. On the subsequent monthly policy anniversary following the allocation into the Holding Fixed Account, the amounts in this account will be automatically transferred into the Indexed Fixed Account.

When amounts are allocated to the Indexed Fixed Account, a Segment is created for that allocation with a Segment Duration equal to 5 years. During the Policy’s Segment Duration, Index Interest Credit Periods equal to 1 year in length are established to track the one-year performance of the S&P 500 Index in order to determine the amount of interest credited to the account.

The index performance is equal to the growth in the S&P 500 Index (without dividends) during the Index Interest Credit Period multiplied by the participation percentage (guaranteed to be, 100%) with a floor equal to the minimum interest rate within an Index Interest Credit Period (0% for all states except PA and 1% for PA) and a ceiling at the cap percentage. At the end of each one-year Index Interest Credit Period, an Index Credit is calculated and applied to the policy value in-force at that time. There will be five one-year Index Interest Credit Periods within a Segment, unless the Segment commences less than 5 years prior to the Policy’s maturity date. For Segments whose duration is less than 5 years, Index Credits will be calculated and applied in the same manner.

The five-year minimum guarantee will be applied to a Segment as follows. We will calculate the policy value for your policy using the premiums and deductions allocated to the Segment assuming an interest rate of 2%. The Index Credit will be a dollar amount calculated annually and equal to the amount of interest calculated during the one-year Index Interest Credit Period, multiplied by the ratio of the index performance during the one-year period over the stipulated interest rate of 2%. At the end of each five-year Segment (or shorter periods if the Segment commences less than 5 years prior to the Policy’s maturity date), we will calculate the cumulative interest earned in that Segment using a 2% effective annual rate over the Segment Duration. If the cumulative Index Credits applied over the Segment are less than the minimum cumulative interest using a 2% effective annual rate, we will apply the difference to the policy value in-force at the end of the Segment Duration.

Below is an example of how the Index Credit works in conjunction with the cumulative five-year minimum interest rate guarantee.

Percentage Example for all states except PA:

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	1%	-10%	4%	-10%	3%	-12.37%
Growth Cap	10.00%	9.50%	9.50%	10.00%	10.00%
Growth Floor	0%	0%	0%	0%	0%
Stipulated Interest Calc.	2%	2%	2%	2%	2%
Annual Index Credits	1%	0%	4%	0%	3%	8.19%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for all states except PA: (Initial Segment Value = $1,000):

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	100.00	95.95	95.95	105.04	105.04
Growth Floor	0.00	0.00	0.00	0.00	0.00
Stipulated Interest Calc.	20.00	20.20	20.20	21.01	21.01
Annual Index Credits	10.00	0.00	40.40	0.00	31.51		$81.91
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$22.17

Percentage Example for PA:

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	1%	-10%	4%	-10%	3%	-12.37%
Growth Cap	10.00%	9.50%	9.50%	10.00%	10.00%
Growth Floor	1%	1%	1%	1%	1%
Credited Interest Monthly	1%	1%	1%	1%	1%	5.10%
Additional Annual Index Credits	0%	0%	3%	0%	2%	5.06%
Total Credited Interest	1%	1%	4%	1%	3%	10.37%
Cumulative Guarantee Int.	2%	2%	2%	2%	2%	10.41%

Dollar Example for PA (Initial Segment Value = $1,000):

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$	123.65
Growth Cap	100.00	95.95	95.95	106.09	107.15
Growth Floor	10.00	10.10	10.20	10.61	10.72
Credited Interest Monthly	10.00	10.10	10.20	10.61	10.72		$51.63
Additional Annual Index Credits	0.00	0.00	30.60	0.00	21.43		$52.03
Total Credited Interest	10.00	10.10	40.80	10.61	32.15		$103.66
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65		$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee							$0.42

If the S&P 500 Index is no longer available or it is not practically feasible to use it or we decide to credit interest based on other indices, we reserve the right to add, change or substitute indices but will notify you in advance, before making such a change. A replacement index for the S&P 500 will be an index consisting of large publicly traded companies operating globally in diverse industries. If the S&P 500 is replaced, Index Credits will be calculated as though the replacement index has been in place since the Segment commenced. We also reserve the right to add or modify interest crediting methods. We will notify you in advance of any change. Any change will not affect the interest crediting method applicable to an existing Segment unless required by state law.

The manner in which the interest earnings are calculated on policy value allocated to the Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the Subaccount which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund Subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund Subaccount. The Company does not guarantee any minimum level of performance for the Subaccount nor does it set a cap on the performance of the Subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund Subaccount.

In contrast, the Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of the Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor, a five-year cumulative floor, and a performance cap, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan in policy years two and later. An Indexed Loan is not available in New York. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00.

For the Indexed Loan option, loans are only permitted from policy value allocated to the Indexed Fixed Account. Any policy value in the Subaccounts, the Traditional Fixed Account, or the Holding Fixed Account cannot be loaned under the Indexed Loan option until sufficient value from these accounts are transferred into a Segment of the Indexed Fixed Account on the next subsequent monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Segment of the Indexed Fixed Account. The credited interest rate during any one Index Interest Credit Period will be between 0% (1% in PA) and the cap on the Indexed Fixed Account crediting rate for a particular year, which the Company sets in advance at a rate no less than 4%. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan.

The interest credited on the collateral for an Indexed Loan at the end of a Segment will be no less than the cumulative guarantee of 2% annually, with any difference between the Indexed Credits earned during the Segment and the 2% cumulative guaranteed interest applied to the Segment at the end of the Segment.

You may repay all or part of a loan at any time. Upon repayment of an Indexed Loan, the loaned value is re-characterized as un-loaned value and remains in the Indexed Fixed Account.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2021 which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company at the address specified below or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

Customer Service Address	Customer Service Address for New York Owners
The Penn Mutual Life Insurance Company PO Box 178 Philadelphia, PA 19105 Toll free number: 1-800-523-0650	The Penn Mutual Life Insurance Company PO Box 170 Philadelphia, PA 19105-0170 Toll free number: 1-855-446-7393

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting our Customer Service Group at the address and telephone number above.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act registration number is 811-05006.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com.    © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8700 05/21

Prospectus Penn Mutual Variable Life Account I Diversified Advantage Variable Universal Life    May 1, 2021

PROSPECTUS

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

Overview

The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides options in the fixed account in which amounts may be held to accumulate interest (including interest based on index credits). The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	AllianceBernstein L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Janus Capital Management LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Please note that the U.S. Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2021

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the flexible premium adjustable variable life insurance policy with index-linked options (the “Policy”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.

The prospectus is arranged as follows:

•	Pages 4 to 6 provide a summary of the benefits and risks of the Policy.

•	Pages 7 to 16 provide tables showing fees and charges under the Policy.

•	Pages 17 to 18 provides tables showing fees and expenses of the funds underlying the Policy.

•	Pages 19 to 47 provide additional information about the Policy, in question and answer format.

•

Pages 48 to 51 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying variable investment options (“Variable Investment Options”) to which Policy reserves may be allocated.

•	Appendix A, which is at the end of the prospectus and is referred to in the prospectus, describes the fixed account investment options (the “Fixed Account Options”) available under the Policy.

**********

The prospectus of the Penn Series Funds that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire prospectus before you invest.

Benefit Summary

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). The value of your Policy will increase or decrease based upon the performance of the Variable Investment Options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to both traditional and indexed Fixed Account Options where the value will accumulate interest (including interest based on index credits).

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies. We offer two different types of death benefit options under the Policy, a level death benefit option or an increasing death benefit option. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called premiums or premium payments. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your contract (generally at least $25).

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, please notify us within the required state mandated time frame.

No-Lapse Feature — If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Variable Investment Options — The Policy allows you to allocate your policy value to the different Variable Investment Options which invest in underlying funds of Penn Series Funds, Inc. (each, a “Fund”, and collectively, the “Funds”) listed on page 17 of this prospectus.

Fixed Account Options — In addition to the Variable Investment Options described above, the Policy allows you to allocate your policy value to both traditional and indexed Fixed Account Options which are described in Appendix A.

Transfers — Within limitations, you may transfer investment amounts from one Variable Investment Option to another and to and from some of the Fixed Account Options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 99% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from the Variable Investment Options or the Fixed Account Options into a traditional loan account. Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. Indexed Loans are described in Appendix A. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. You may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Distributions include partial withdrawals and surrenders. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for additional information.

Riders — For an additional charge, Penn Mutual offers supplemental riders that may be added to your Policy. If any of these riders are added, any applicable monthly charges for the supplemental riders will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance.

Investment Performance — The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Fund carefully.

Lapse — Your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy) and the no-lapse feature is not in effect. This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have chosen has been poor, or because of a combination of both factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Access to Cash Value — If you surrender your Policy for cash within the first 9 policy years, you will incur a surrender charge at a rate specified for the year of surrender. In addition, any increase to your Specified Amount will have a 9-year surrender charge schedule attached to it. A partial withdrawal of your Policy for cash will also be subject to a processing fee, not to exceed $25.

Risk of an Increase in Current Fees and Expenses — Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some underlying funds may have expense limitation agreements, the operating expenses of the underlying funds are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.

General Account — Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including amounts under the Fixed Account Options, the Death Benefit, and other insurance guarantees is subject to our financial strength and claims paying ability.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The first table describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value from Variable Investment Options, the Indexed Fixed Accounts, and/or the Traditional Fixed Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge[2]	When a premium is paid.	8% of premium payments

Surrender Charge[3] if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first five policy years	When the Policy is surrendered and upon a decrease in the Specified Amount	The surrender charge premium multiplied by the appropriate surrender factor. The surrender charge premium is a maximum of $42.00 to a minimum of $6.75 per $1000 of Specified Amount or decrease in Specified Amount. The surrender factor is equal to 1.00 in the first year of the coverage and grades to 0.34 in the 9th year.

Charge for a representative non-tobacco male insured, age 45 in the first policy year		($21.50 per $1,000 of Specified Amount or decrease in Specified Amount) x the surrender factor of 1.00

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.0% of the amount withdrawn.

Transfer Charge

Maximum Charge	When you make a transfer.	$10.00

Current Charge		$0.00[4]

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.
2	The percent of premium charge imposed is currently reduced to 5% on premiums paid in the second policy year and thereafter.
3

The surrender charge premium is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and the highest surrender charge premiums for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge premium under a Policy issued to an individual who is representative of individuals we insure. The surrender charge premium shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge premium. More detailed information concerning your surrender charge premium is available from our administrative offices upon request. For additional information on the surrender charge premiums, see What Are the Fees and Charges Under the Policy? — Surrender Charge in this prospectus.

4

No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Account Options. While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Cost of Insurance Charges[1]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $45.8333 to minimum of $0.0049 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.1355 per $1,000 of net amount at risk.

Expense charge per $1,000 of Specified Amount or increase in Specified Amount[2]	Monthly	For first 120 months following the policy date or an increase in a policy’s Specified Amount, the charges range from a maximum of $1.15 per $1,000 of Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.35 per $1,000 of Specified Amount of insurance or increase in Specified Amount.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.49 per $1,000 of initial Specified Amount of insurance or an increase in the Specified Amount.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the Specified Amount, $0.26 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the policy date or an increase in the Specified Amount, $0.13 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Mortality and Expense Risk Asset Charge	Monthly	0.05% monthly (annual rate of 0.60%) of the first $50,000 of policy value allocated to the Separate Account and 0.025% monthly (annual rate of 0.30%) of the policy value allocated to the Separate Account in excess of that amount.[3]

Per Policy Expense Charge	Monthly	$9.00[4]

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted

Asset Charge for Enhanced S&P 500 Indexed Account Uncapped S&P 500 Indexed Account	Monthly	0.20833% of segment value (annual rate of 2.5%)[5]

Traditional Loans[6]

Net Interest Charge[7]	End of each policy year.	Annual rate of 1% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in traditional loan account).[8]

Indexed Loans[6]

Net Interest Charge[7]	End of each policy year.	Maximum annual rate of 5.0%

1.

The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

2.

The maximum monthly expense charges per $1,000 of Specified Amount are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial Specified Amount of insurance to $0.92 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance up to $0.46 per $1,000 of initial Specified Amount of insurance. The charge on an additional Specified Amount of insurance is similarly reduced. The Expense Charges under the Policies vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest expense charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year expense charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum expense charges. More detailed information concerning your expense charges is available from our administrative offices upon request. For additional information on expense charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Expense Charge per Thousand of Specified Amount in this prospectus.

3.

This charge is currently reduced to zero in all policy years. See What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change in this prospectus for additional information about this charge.

4.	The charge is currently reduced to $8.00.
5.	The Asset Charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available the Indexed Fixed Accounts.
6

You may borrow up to 99% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the Fixed Account on a pro-rata basis and is transferred to a traditional or indexed loan account, as applicable, as collateral for the loan. See What Is a Policy Loan? in this prospectus and Appendix A for additional information about Policy Loans.

7	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the loan account.
8

The traditional loan account is guaranteed to earn interest at 2.0% during the first ten policy years and 2.75% thereafter. On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter. On a current basis, the Net Interest Charge during the first five policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically for various optional Supplemental Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

The expense charges vary depending on the individual circumstances of the insured. All charges shown in these tables which are based on the individual circumstances of an insured may not be representative of the charge you would pay. Information concerning your charge is available upon request from our administrative offices.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

1. Accidental Death Benefit:

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

2. Additional Insured Term Insurance:

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $45.8333 to minimum of $0.0049 per $1,000 of additional insured term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.1355 per $1,000 of additional insured term insurance benefit.

Expense Charge for each additional insured under the Rider

First year of Rider and first year of increase in term insurance benefit under Rider	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

3. Waiver of Surrender Charges[2]:

Maximum Charges	Monthly	Maximum of $0.57 to minimum of $0.20 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first nine years of the Policy or the first nine years after an increase in the Specified Amount of insurance of the Policy or Term Insurance Benefit, as applicable.

Current Charges	Monthly	Maximum of $0.075 to minimum of $0.02 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first nine years of the Policy or the first nine years after an increase in the Specified Amount of insurance of the Policy or Term Insurance Benefit, as applicable.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.32 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider.

Current Charge	Monthly	$0.045 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider.

4. Children’s Term Insurance:

Cost of Insurance Charges

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

5. Disability Waiver of Monthly Deductions:

Cost of Insurance Charges[1,3]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount at risk.

6. Disability Completion Benefit (AKA Disability Waiver of Stipulated Premium)[4] :

Disability Waiver of Monthly Deduction Benefit

Cost of Insurance Charges[1,3]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount at risk.

Disability Waiver of Stipulated Premium Benefit

Cost of Insurance Charges[1]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

7. Cash Value Enhancement Rider[2]:

Expense Charge

Maximum Charges	Monthly	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charges	Monthly	Maximum of $0.225 to minimum of $0.02 per $1,000 of Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

Charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.360 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

Current Charges	Monthly	$0.165 for policy years 1 through 3 and $0.045 for policy years 4 through 9. This charge is per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

8. Guaranteed Option to Increase Specified Amount:

Cost of Insurance Charges[1]

Current and Maximum Charge	Monthly	Maximum of $0.1967 to minimum of $0.0442 per $1,000 of the Specified Amount of this Rider.

First year charge for a representative non-tobacco male insured, age 25

Current and Maximum Charge	Monthly	$0.1133 per $1,000 of the Specified Amount of this Rider.

9. Supplemental Term Insurance[5,6]:

Surrender Charge if the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase in the Term Insurance Benefit or upon a decrease in the Term Insurance Benefit in the first five policy years.

	When the Policy is surrendered and upon a decrease.	The Surrender Charge for the policy is modified for this rider to include the term insurance benefit.

Charge for a representative non-tobacco male insured, age 45 in the first policy year		$21.50 per $1,000 of the term insurance benefit or decrease in this benefit all multiplied by the surrender factor of 100%.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

Cost of Insurance Charges[1]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charges	Monthly	Maximum of $41.67 to minimum of $0.004 per $1,000 of net amount at risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.1109 per $1,000 of net amount at risk attributable to the term insurance benefit.

Expense Charge

Maximum Charge	Monthly	For the first 120 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.25 per $1,000 of the term insurance benefit or increase of the term insurance benefit to a minimum of $0.40 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.104 per $1,000 of the term insurance benefit or increase of the term insurance benefit to a minimum of $0.132 per $1,000 of the term insurance benefit or increase of the term insurance benefit. After 60 months, the charge is zero.

Charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.79 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

Periodic Charges Under Optional Supplemental Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Rider/Charges	When Charge Is Deducted	Amount Deducted

Current Charge	Monthly	$0.312 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

10.Overloan Protection Benefit:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.5% of policy value.

11.Accelerated Death Benefit:

Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

12.Chronic Illness Accelerated Benefit:

Current and Maximum Charge	No charge	No charge.

13.Supplemental Exchange:

Current and Maximum Charge	No charge	No charge.

1.

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Rider applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Riders That I Can Buy? in this prospectus.

2.

This Rider is not available to all persons. See What Are the Supplemental Riders That I Can Buy? — Waiver of Surrender Charges Rider or What Are the Supplemental Riders That I Can Buy? — Cash Value Enhancement Rider in this prospectus for additional information.

3.

If the Policy also has a Children’s Term Insurance Rider in addition to one of the Disability Waiver riders, there will be an additional charge for the Disability Waiver rider that is based on each per $1,000 of Specified Amount of the Children’s Term Insurance Rider. The current additional charge is between $0.0050 and $0.0242, and the maximum is between $0.0092 and $0.0408. If the Policy also has an Additional Insured Term Insurance Rider in addition to one of the Disability Waiver riders, there will be an additional charge for the Disability Waiver rider that is based on each per $1,000 of Specified Amount of the Additional Insured Term Insurance Rider. The current additional charge is between $0.0050 and $2.33, and the maximum is between $0.0083 and $3.2675.

4.

The Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium) consists of two benefits, the Disability Waiver of Monthly Deductions plus the Disability Waiver of Stipulated Premium Benefit, and is therefore subject to two separate charges for the two benefits.

5.

For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial Specified Amount segment, then to any segments resulting from increases in the Specified Amount in the order of the increases, to the initial term insurance benefit segment, and then to any segments resulting from increases in the term insurance benefit in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.
6.

The surrender charge premium takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the policy. The table shows the lowest and the highest surrender charge premiums for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge premium under a rider issued to an individual who is representative of individuals we insure. The surrender charge premium shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge for the Policy and rider. More detailed information concerning your surrender charge premium is available from our administrative offices upon request. For additional information on the surrender charge premiums, see What are the Fees and Charges under the Policy? — Surrender Charge in this Prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. The information is based on data for the year ended December 31, 2020. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.30%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets) as of December 31, 2020

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.03%	0.61%	(2)(3)	0.00%		0.61%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.23%	0.00%	0.67%		0.00%		0.67%		0.73%
High Yield Bond	0.46%	0.26%	0.01%	0.73%	(3)	0.00%		0.73%	(3)	0.92%
Flexibly Managed	0.69%	0.19%	0.00%	0.88%		0.00%		0.88%		0.94%
Balanced	0.00%	0.20%	0.48%	0.68%	(3)	0.00%		0.68%	(3)	0.79%
Large Growth Stock	0.71%	0.24%	0.00%	0.95%		0.00%		0.95%		1.02%
Large Cap Growth	0.55%	0.33%	0.00%	0.88%		0.00%		0.88%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.25%	0.01%	0.93%	(3)	0.00%		0.93%	(3)	0.96%
Large Core Value	0.67%	0.24%	0.00%	0.91%		0.00%		0.91%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.00%
Mid Cap Value	0.55%	0.27%	0.00%	0.82%		0.00%		0.82%		0.83%
Mid Core Value	0.69%	0.35%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.30%	0.00%	1.05%		0.00%		1.05%		1.07%
SMID Cap Value	0.84%	0.33%	0.00%	1.17%		0.00%		1.17%		1.26%
Small Cap Growth	0.73%	0.28%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.30%	0.00%	1.02%		0.00%	(4)	1.02%		1.02%
Small Cap Index	0.30%	0.45%	0.00%	0.75%		0.00%	(4)	0.74%		0.74%
Developed International Index	0.30%	0.59%	0.00%	0.89%		0.00%		0.89%		0.94%
International Equity	0.78%	0.27%	0.00%	1.05%	(5)	0.00%		1.05%		1.20%
Emerging Markets Equity	0.87%	0.43%	0.00%	1.30%	(5)	0.00%		1.30%		1.78%
Real Estate Securities	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.02%
Aggressive Allocation	0.12%	0.21%	0.92%	1.25%	(3)	0.00%		1.25%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.88%	1.18%	(3)	0.00%		1.18%	(3)	0.34%
Moderate Allocation	0.12%	0.18%	0.83%	1.13%	(3)	0.00%		1.13%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.20%	0.77%	1.09%	(3)	0.00%		1.09%	(3)	0.35%
Conservative Allocation	0.12%	0.21%	0.71%	1.04%	(3)	0.00%		1.04%	(3)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. To the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses, Penn Mutual and the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This agreement is expected to continue through April 30, 2022, and may be terminated prior to April 30, 2022 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.
(2)

The Money Market Fund’s Total Fund Operating Expenses were less than the Fund’s Expense Limitation amount shown because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level, as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may seek to recapture from the Fund amounts previously waived or reimbursed during the Fund’s preceding three fiscal years, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, neither the Fund’s investment adviser nor Penn Mutual recaptured any previously waived or reimbursed fees and expenses from the Money Market Fund.

(3)

The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(4)

During the most recent fiscal year, the Fund’s investment adviser recaptured previously waived fees amounting to approximately 0.01% of the Fund’s average daily net assets. During this same period, the Fund’s investment adviser waived fees in approximately the same amount. The difference in the amounts recaptured and waived was less than 0.01% of the Fund’s average daily net assets and, as a result, is reflected as 0.00% in the Less Expense Waivers; Plus Recapture column in the Underlying Fund Expenses table.

(5)

The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2020. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Policy. Your expenses include Policy expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan, unpaid policy charges, or partial withdrawals). The Policy allows you to allocate your policy value to Variable Investment Options (which hold shares of the Funds listed on the first page of this prospectus) and to the Fixed Account Options where the value will accumulate interest (including interest based on index credits).

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender your Policy for all its net cash surrender value

•	Take partial withdrawals from your Policy

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the Variable Investment Options and Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental riders. Within limits, you can make premium payments when you wish. That is why the Policy is called a flexible premium Policy.

Additional premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code of 1986, as amended (the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law, unless it is necessary to continue coverage. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code; you could incur a penalty on the amount you take out of a modified endowment contract. You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The policy specifications page of your Policy will show the planned premium for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the No-Lapse Feature is in effect. See No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460,312 West Route 38, Moorestown, New Jersey 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•

online at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

No-Lapse Feature

Your Policy will remain in force during the no-lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial withdrawals you have made; and

(b)	is the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force.

The no-lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Outstanding loans equal to or in excess of the cash surrender value will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, you will have a 61 day grace period to make that payment. During the grace period, the policy value, cash surrender value and death benefit are calculated in the same manner as before the Policy entered the grace period. We will notify you of how much premium you will need to pay to keep the Policy in force. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements. The minimum amount of premium to be paid on reinstatement is equal to an amount to make the net cash surrender value positive plus the Monthly Deductions for the two policy months following the reinstatement date, or the amount necessary to satisfy the No-Lapse Feature at the date of reinstatement and for two policy months following the reinstatement date (if applicable). Policy debt which existed at the end of the grace period must either be repaid or reinstated.

Following reinstatement, the No-Lapse Feature is available. Any supplemental riders attached to the Policy prior to lapse may be reinstated with the exception of the Overloan Protection Benefit Rider.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the Variable Investment Options and Fixed Account Options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a Variable Investment Option, or transferred from one of the Fixed Account Options to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving investment option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the investment option for the current valuation period. A valuation period is the period from one valuation of investment option assets to the next.

For each Variable Investment Option, the value of an accumulation unit is valued each day shares of the Fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Variable Investment Option from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the Fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the ex-dividend date occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the various Fixed Account Options, see Appendix A.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85).

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid policy charges. We offer two different types of death benefits payable under the Policy- Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application.

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the applicable percentage of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the applicable percentage of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the Variable Investment Options and/or the Fixed Account Options.

The applicable percentages depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the applicable percentage is 250% when the insured has attained age 40 or less and decreases to 100.1% when the insured attains ages 96 through 120. For the Cash Value Accumulation Test, the applicable percentages will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in the Policy.

If the investment performance of the investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least equal to the minimum Specified Amount under your Policy; and

•	no change may be made in the first policy year and no more than one change may be made in any policy year.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount;

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least equal to the minimum Specified Amount under your Policy; and

•	any decrease in the Specified Amount of insurance in the first five policy years will be subject to a surrender change.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See What Are the Supplemental Riders That I Can Buy? — Supplemental Exchange Rider in this prospectus.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to Variable Investment Options and/or the Fixed Account Options.

Your policy value, which is allocated (or transferred) to Variable Investment Options in accordance with your direction, will vary with the investment performance of the shares of the Funds held by the applicable Variable Investment Options, increasing with positive investment performance and decreasing with negative performance.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2% for the Traditional Fixed Account and at least 1% for the Holding Fixed Account. Your annual statement shows the declared rates for the statement period. You may contact us for the current declared rate. Amounts you allocate to an Indexed Fixed Account will earn at least the guaranteed interest rate for the applicable Indexed Fixed Account noted in Appendix A. Amounts you allocate to any of the Fixed Account Options will not be subject to the mortality and expense risk asset charge described later in this section or to Fund expenses. Your policy value will be reduced by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial withdrawals you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

The “cash surrender value” is equal to your policy value (as described above) decreased by any surrender charge. The “net cash surrender value” of your policy is equal to your policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies.

Policy Value Enhancement

After the later of the insured reaching attained age 35 and the completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement will be equivalent to an annual effective rate of 0.40% of the value of the Variable Investment Options. The policy value enhancement will be applied pro-rata across the Variable Investment Options.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Variable Investment Options and Fixed Account Options

You may also transfer amounts from one investment option to another, and to and from the Indexed Fixed Account and Traditional Fixed Account. To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers may be subject to a minimum transfer amount specified in your Policy (generally $25 or the amount held under the Variable Investment Options or Fixed Account Options from which you are making the transfer, if less).

Transfers may only be made into an Indexed Fixed Account on a segment date, which can only be on a monthly policy anniversary date. If you transfer to the Indexed Fixed Accounts on a date other than the segment date, the amount will be required to be transferred to the Fixed Interest Holding Accounts first until the next segment date. Transfers from the Indexed Fixed Accounts may only be made on a segment maturity date, which is generally the one-year anniversary of the date you transferred into the Indexed Fixed Account. See Appendix A for more information about transfers to and from the Indexed Fixed Accounts. Transfers may be made to and from the Traditional Fixed Account Option at any time, provided that the sum of all transfers in a policy year cannot exceed the greater of (a) 25% of the Traditional Fixed Account value at the previous policy anniversary, (b) $5,000, and (c) the total amount transferred from the Traditional Fixed Account in the previous policy year. At any time within the first 18 policy months while this policy is in force during the life of the Insured, the owner may transfer all amounts held in the Variable Investment Options to the Traditional Fixed Account without restriction, minimum or charge. Following such transfer, no future premiums may be allocated to the Variable Investment Options and no transfers may be made to the Variable Investment Options. This will have the effect of converting the policy to a fixed universal life insurance policy.

Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which the Company considers to be to the actual or potential disadvantage of other policy owners. Any modification may be applied to transfers to or from some or all of the Variable Investment Options, the Indexed Fixed Accounts, and the Traditional Fixed Account and may include, but not be limited to:

(a)	restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers;

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of policies; and

(d)	terminating transfer privileges at any time.

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.

Frequent exchanges among Subaccounts and market timing by contract owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the contract owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Subaccounts generally cannot detect individual contract owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the Contract Owner transaction activity involving the Funds.

Frequent Trading Policies.

We have adopted policies and procedures designed to discourage frequent trading. We monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

Variable Dollar Cost Averaging Account

This program automatically makes monthly transfers from the money market investment option to one or more of the other Variable Investment Options and to one or more of the Indexed Fixed Accounts in the Fixed Account. If you wish to make transfers into an Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the Indexed Fixed Accounts, and the dollar amount of the transfers. You may dollar cost average from the money market investment option for up to 60 months. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options and Indexed Fixed Accounts over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. The minimum amount that can be allocated to the dollar cost averaging program is $600 and the amount transferred each month must be at least $25. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Fixed Dollar Cost Averaging Account

This program allows you to allocate all or a portion of a premium payment to the fixed dollar cost averaging account, where it is automatically re-allocated each month to one or more of the investment options and to one or more of the Indexed Fixed Accounts in the Fixed Account. The minimum amount that can be allocated to the fixed dollar cost averaging account is $600 and the amount transferred each month must be at least $25. Amounts may be allocated to the account at any time. The amount you allocate to the fixed dollar cost averaging account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment options and Indexed Fixed Accounts that you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options and Indexed Fixed Accounts based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Variable investment options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Variable Investment Options and the Fixed Account Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions (other than the Mortality and Expense Risk Asset Charge), the Transfer Charge, the Surrender Charge and the Partial Withdrawal Processing Fee.

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Percent of Premium Charge — 8.0% (currently reduced to 5% of all premiums paid in policy years 2 and later.) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Account Options. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the premiums. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

•	Insurance Charge — A monthly charge for the cost of insurance protection is subtracted from the policy value. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The amount of insurance risk is affected by the investment performance of the Variable Investment Options, payment of premiums, and charges. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, gender, and rate class. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the rate class of the insured on that date.

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Per Policy Expense Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.

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Expense Charge per Thousand of Specified Amount — A monthly charge to help cover our administrative costs as described in the paragraph above. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate as set forth in your Policy times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the age, gender and rate class of the insured (as measured at issue or on the effective date of the increase).

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Mortality and Expense Risk Asset Charge — A monthly charge to help cover the mortality risk of the insured living for a shorter period than we originally estimated. The charge also helps cover the costs should expenses incurred in issuing and administering the policies be greater than we originally estimated. The current charge is zero. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts. The charges are deducted on a pro-rata basis in proportion to the current market value of each subaccount.

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Optional Supplemental Rider Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider. Please see the Fee Table “Periodic Charges under Optional Supplemental Riders” on page 10 of the Prospectus and “What are the Supplemental Riders I Can Buy?” for more information about these charges.

In accordance with our rules, you may specify the Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account) from which Monthly Deductions are deducted. You may make this election when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify which Variable Investment Options and Fixed Account Options from which the Monthly Deductions are deducted, or if any of the options you specify have insufficient funds to cover your specified percentage deduction, the Monthly

Deduction will be deducted pro-rata from each of your remaining Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the other Fixed Account Options. This election or pro-rata deduction does not apply to the Mortality and Expense Risk Asset Charge, which is applied only to the value in the Variable Investment Options.

Transfer Charge

While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 charge on any transfer of policy value among Variable Investment Options and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. The charge is deducted from the amount transferred. If this charge is imposed, it would be intended to partially offset the costs of multiple transfers in a year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium (which is an amount calculated separately for each Policy and listed in the policy specifications); and

(b)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium based on the age and class of the Insured at the time of increase; and

(b)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	1.00
3	0.98
4	0.95
5	0.89
6	0.78
7	0.65
8	0.51
9	0.34
10+	0.00

A surrender charge will also be deducted from the policy value upon a decrease in the Specified Amount in the first five policy years except for decreases that were caused by partial withdrawals or changes to the Death Benefit option. The charge is based on a proportional amount of the decreased Specified Amount of the coverage decreased. There will be a proportional reduction in the surrender charge premium for the remaining surrender charges. The Surrender Charge will be deducted from the Variable Investment Options, Traditional Fixed Account, Holding Fixed Accounts, and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.

The surrender charges are intended to reimburse us, in part, for the expenses incurred in the sale and distribution of the policy.

Partial Withdrawal Processing Fee

If you take a partial withdrawal from your Policy, we will deduct the lesser of $25 or 2% of the amount withdrawn. The fee will be deducted from the available net cash surrender value and will be considered part of the partial withdrawal. This charge is intended to partially offset the cost of processing a partial withdrawal.

Asset Charge

The Indexed Fixed Account may be subject to an Asset Charge. See Appendix A for more details.

Policy Loan

You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the collateral account. On a guaranteed basis, in no event will the net interest charge be greater than 1% on a Traditional Loan during the first 11 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.25%. For more information concerning policy loans, including the associated charges, see What is a Policy Loan? For more information on the charges for Indexed Loans, see the discussion of Indexed Loans in Appendix A.

Description of Underlying Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of Fund annual expenses under “Fee Tables”) are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Funds are not fixed or specified under the terms of your policy, and those expenses may vary from year to year. Please see the applicable Fund’s Prospectus for more information on fees and expenses of the Fund.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Riders That I Can Buy?

We offer supplemental riders that may be added to your Policy. If any of these riders are added, the monthly charges for the supplemental riders will be deducted from your policy value in addition to the charges paid under the base Policy. Policy value allocated to the Variable Investment Options and the Fixed Account Options is subject to these charges. For information about how these charges are deducted from your Variable Investment Options and Fixed Account Options, see What Are the Fees and Charges Under the Policy? in this prospectus.

Accidental Death Benefit Rider

This Rider provides an additional death benefit if the insured’s death results from accidental causes as defined in the Rider. This Rider is not available for all Policies. The cost of insurance rates for this Rider are based on the age, gender and rating of the insured.

The Accidental Death Benefit will be payable upon our receipt of due proof that:

(a)	the insured has died due to an accidental bodily injury that occurred while this rider was in force;

(b)	the accidental death occurred within 180 days following the date of the accidental bodily injury;

(c)	the accidental bodily injury was sustained prior to the anniversary of this policy which is nearest to the insured’s 70th birthday; and

(d)	if this rider was issued prior to the insured’s first birthday, the accidental bodily injury was sustained on or after the anniversary of this policy which is nearest to the insured’s first birthday.

Accidental bodily injury means an injury sustained by the insured which is a direct result of an accident, independent of disease or bodily or mental illness or infirmity or any other cause, and which occurs while the rider is in force.

The Accidental Death Benefit will not be payable if the death of the insured is the result, directly or indirectly, of certain types of excluded accidents, including:

•	disease or infirmity of mind or body, or medical or surgical treatment for such disease or infirmity;

•	an infection not occurring as a direct result or consequence of the accidental bodily injury;

•	the voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

•	intoxication as defined by the jurisdiction where the accident occurred;

•	certain risky recreational activities, including bungee jumping, rock or mountain climbing, hang gliding, and skydiving;

•	suicide, or intentionally self-inflicted injury, of the insured, while sane or insane;

•	the commission or attempted commission by the insured of a felony or other participation in an illegal occupation or activity;

•	travel or flight in or descent from an aircraft of any kind while the insured is a pilot, officer or member of the crew of the aircraft;

•	war or act of war, or other special hazards incident to service in the military, naval or air forces of any country.

Additional Insured Term Insurance Rider

This Rider provides term insurance on other persons in addition to the insured, in amounts described in the Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days after the death of the insured during which time it may be converted into permanent insurance subject to the conditions under the Rider. The term insurance may be converted to a permanent life insurance policy without evidence of insurability.

Under the Rider, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge based on the Specified Amount for each additional insured during the first twelve months of the Rider. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge based on the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Rider can be elected at any time, as long as the additional insured meets our underwriting requirements. The benefits provided under the Rider are subject to all of the provisions in the Rider.

Waiver of Surrender Charges Rider

This Rider provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. Under this Rider, during the first nine policy years we deduct a monthly charge based on the original Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) and a monthly charge based on increases in the Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) during the first nine policy years after the increase. The charge varies based on the insured’s rate class, issue age, and gender (if applicable). Decreases in coverage do not affect the charge for this Rider. The charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Rider to your base Policy only at the time you purchase your Policy. The benefits provided under the Rider are subject to all provisions of the Rider. This Rider is not available with the Cash Value Enhancement Rider.

Cash Value Enhancement Rider

This Rider will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first nine policy years while the Rider is in force.

There are several limits to the use of this Rider. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Rider is terminated and the termination credit will not be applied.

The monthly deduction for this Rider is a monthly administrative expense charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first nine policy years. The deduction varies based on the insured’s rate class, issue age, and gender (if applicable). This Rider is not available with the Waiver of Surrender Charges Rider.

Children’s Term Insurance Rider

This Rider provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Rider may be converted without evidence of insurability to a new life insurance policy.

Under the Rider, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge based on the rider Specified Amount without regard to the number of children, their ages, or gender. This Rider can be elected at any time. The benefits provided by the Rider are subject to the provisions in the Rider.

Disability Waiver of Monthly Deduction Rider

This Rider provides a waiver of the monthly deductions from the value of the policy value upon total disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. The benefits provided under this Rider are subject to the provisions of the Rider.

Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)

This Rider provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon the total disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. This benefit is subject to the provisions in the Rider.

Guaranteed Option to Increase Specified Amount Rider

This Rider provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Rider is based on the issue age, gender and rate class of the insured. The cost of insurance rates for this Rider, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Rider to your base Policy only at the time you purchase your Policy. The maximum issue age for this Rider is age 40. This option is subject to the provisions in the Rider.

Supplemental Term Insurance Rider

This Rider adds term insurance to the death benefit provided under the Policy. The Rider modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Rider, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Rider and the policy value on the date of the insured’s death, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Rider may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include an expense charge applied to the amount of term insurance added to the Policy by the Rider. The expense charge will not exceed the maximum charges shown in the Policy.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Rider. The cost of insurance rates for the term insurance will not exceed those shown for the Rider in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will also include a surrender charge for the term insurance added by the Rider. The surrender charge premium will be increased by the amount of the term insurance added by the Rider multiplied by the unit surrender charge premium at the issue age, gender and rate class of the insured.

After the later of the insured reaching attained age 35 and the completion of the 10th policy year, we will credit a supplemental term insurance policy value enhancement on future monthly policy anniversaries. The amount of the enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% multiplied by (a), multiplied by (b), and divided by (c), where;

(a)	is the current value in the applicable account;

(b)	is the Term Insurance Benefit, and

(c)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy.

For every account except the Traditional Loan Account, the supplemental term insurance policy value enhancement (STI PVE) is based on the current value in each account. For the Traditional Loan Account the STI PVE is based on the current value decreased by any policy loan in the Traditional Loan Account. The STI PVE will be applied on a pro-rata basis in proportion to these values.

It may be to your economic advantage to add life insurance protection to the Policy through the Rider. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Rider since the current expense charges for the Rider are zero after the fifth policy year. The current expense charges for the Policy are reduced in policy year 6 and then remain level through policy year 10. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Rider than they would be if all of the insurance were provided under the base Policy. The guaranteed expense charges are higher for the Rider than for the Policy. Therefore, if the current charges for the Rider increase, it may not be to your economic advantage to add term insurance protection under the Rider.

You may add this Rider to your base Policy only at the time you purchase your Policy.

Overloan Protection Benefit Rider

This Rider allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Rider is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Rider are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The Rider is subject to a one-time charge equal to 3.5% of the policy value, which is imposed when the benefit is exercised.

The new death benefit will equal the greater of:

•	The Specified Amount of the paid-up life insurance which equals the applicable percentage of the Policy Value adjusted for the one-time charge; or

•	The applicable percentage of the greater of the Policy Value or the outstanding policy debt.

The applicable percentage is described in the How Much Life Insurance Does the Policy Provide? section of the prospectus.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values not in the Traditional Fixed Account to the Traditional Fixed Account, which will then be credited with interest;

•	if the Policy has an increasing death benefit option, it will be changed to the level death benefit option;

•	if the current loan option is the indexed loan option it will be changed to the traditional loan option;

•	all supplemental riders attached to the Policy will be terminated;

•	no additional premium payments, partial withdrawals or policy loans will be allowed; and

•	no further changes may be made to the Policy.

This Rider can be elected at any time. The benefit provided under the Rider is subject to the provisions of the Rider.

Accelerated Death Benefit Rider

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Rider is automatically added to all base Policies with a face amount greater than $50,000. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

•

The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly, provided that for policies issued in Florida prior to January 1, 2020 the Accelerated Benefit Payment is available only once under this Rider. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code.

The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which must be consecutive, except in California); or

•

Requiring substantial supervision by another person for a period of at least 90 days (which must be consecutive, except in California) to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Severe cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory;

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

For more information contact your Penn Mutual representative or call our office.

Supplemental Exchange Rider

This Rider provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Rider, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Rider is automatically added to corporate-owned Policies.

Additional Information

This prospectus provides basic information that you should know before purchasing the Policy or the riders, including all material rights and obligations under the Policy and riders. With respect to any questions regarding the rules and limitations applicable to these supplemental riders, please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

We offer the ability to borrow money under your policy so that you may access a portion of your policy value without incurring the surrender charges and federal income tax consequences associated with a withdrawal from the Policy. We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans are described in Appendix A. You may only have one loan option in force at any time. Under both options, you may borrow up to 99% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest will be charged on the loan at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. The maximum annual rate is the greater of the Moody’s Corporate Bond Yield Average and 3%. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Fixed Dollar Cost Averaging Account) on a pro-rata basis and is transferred to a traditional loan account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account.

The traditional loan account is guaranteed to earn interest at 2.0% during the first ten policy years and 2.75% thereafter. You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the traditional loan account. On a guaranteed basis, in no event will the net interest charge be greater than 1% on a Traditional Loan during the first 11 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.25%. On a current basis, the net interest charge will not be more than 1%. Starting in the 5th policy year, the net interest charge will not be more than 0%.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the traditional loan account to the Variable Investment Options, Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while the amount of your loan is held as collateral in the traditional loan account, it will miss out on all earnings available in the Variable Investment 0ptions. The amount of interest you earn on the traditional loan account may also be less than the amount of interest you would have earned from the Fixed

Options or the Indexed Fixed Options. This could lower your policy value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the traditional loan is not available to help pay for any Policy charges. If, after deducting your Policy loan, there is not enough Policy value to cover the Policy charges, your Policy could lapse. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. If your Policy lapses (see What Payments Must I Make Under the Policy? in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Surrender

You may surrender your Policy at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options.

Partial Withdrawal

You may make a partial withdrawal for a portion of the net cash surrender value, subject to the following conditions:

•	no more than twelve partial withdrawals may be made in a policy year;

•	each partial withdrawal must be at least $250;

•	a partial withdrawal may not be made from an account if the amount remaining in that account is less than $25;

•	the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and

•	the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

If any withdrawals are made, the death benefit will be less than it would have been if no withdrawals were made (regardless of whether Death Benefit Option 1 or 2 is in effect). If you elect a level death benefit option (Option 1) (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial withdrawals reduce the policy value and net cash surrender value by the amount of the partial withdrawal.

Partial withdrawals will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of the following payment options:

•	Interest income — payment of interest on the proceeds payable,

•	Income for a fixed period,

•	Income of a specified amount

•	Life income,

•	Life income with guaranteed period,

•	Life income with refund period,

•	Joint and survivor life income.

Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Tax Consequences of the Option to Extend Maturity Date

The option to extend maturity date that we offer allows the policy owner to extend the original maturity date. An extension of maturity could have adverse tax consequences, depending on the interpretation of applicable tax authorities, including potential constructive receipt of taxable income upon extension or potential failure of your policy to qualify as an insurance contract for tax purposes. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial withdrawals in excess of $10,000, and surrenders;

•	change of death benefit option; rate class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, Pennsylvania 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650 (or 855-466-7393 for New York policy owners). Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the finance professional of record (pursuant to your instructions) may request transfers among Variable Investment Options and Fixed Account Options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the finance professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the Funds held in the Variable Investment Options. Loan, partial withdrawal and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time). Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial withdrawal or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, or the Commission declares that an emergency exists; or (2) the Commission by order permits postponement of payment to protect our policy owners.

We may also defer making a payment from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial withdrawal or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options and Fixed Account Options or make partial withdrawals, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the free look period. At the end of the period, the money will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

We reserve the right to add, combine or remove any Variable Investment Options when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available accounts for future premium payments.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Separate Account in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by

Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. In such cases, the policy owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

OTHER INFORMATION

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, contract activity is highly dependent upon the effective operation of internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. Cyberattacks may interfere with contract transaction processing, or cause the release and/or destruction of contract owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting contracts that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Information System, Technology Disruption and Cyber Security Policy

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of contract owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including but not limited to, rejecting a premium payment or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate federal regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, continue making payments, or perform money movement requests, including transfers. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may choose between the following commission structures:

•

Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals can opt to receive 2% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.20% of net policy value during the second through tenth policy years, and 0.10% of net policy value after the first ten policy years.

•

Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 15% of premiums of sales in the first through fifth policy years, 3% on premiums paid during the sixth through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. Alternatively, financial professionals may opt to be paid commissions on a Policy they sell based on premiums paid in amounts up to 11% of premiums of sales in the first through fifth policy years, 2% of premiums paid during the sixth through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.45% of net policy value during the second through tenth policy years, and 0.10% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also financial professionals of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

EXPERTS

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in the Statement of Additional Information, which may be obtained from The Penn Mutual Life Insurance Company as described on the last page of this Prospectus. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Fixed Account Options and Indexed Loans

Premium payments allocated and policy value transferred to the Fixed Account become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the fixed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Penn Mutual believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a Penn Mutual general account option, the value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, Penn Mutual has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through Penn Mutual’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.

The Policy allows you to allocate your policy value to the Fixed Account, which is comprised of four distinct accounts consisting of the Traditional Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Accounts, and the Fixed Dollar Cost Averaging Account. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account in most respects is treated in the same manner as policy value allocated to the Variable Investment Options.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2%. Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 1%. On the subsequent monthly policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.

You may allocate premium payments and policy value to each of three Indexed Fixed Accounts:

•	Classic 1% Floor S&P 500 Indexed Account

•	Enhanced S&P 500 Indexed Account

•	Uncapped S&P 500 Indexed Account

Each of the Indexed Fixed Accounts is comprised of different Segments, generally of one year in duration. Segments created on the Policy’s first monthly anniversary, however, will have a Segment Duration of eleven months and will mature on the first policy anniversary. During a Segment, amounts held in an Indexed Fixed Account earn Index Credits based on the performance of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate.

The Classic 1% Floor and Enhanced S&P 500 Indexed Accounts are subject to a cap (maximum percentage) on the interest they can earn. The cap is the highest percentage which will be used in the index credit calculation, even if the change in value of the S&P 500 Index is higher. The Uncapped S&P 500 Indexed Account has no guaranteed cap percentage, meaning that there will be no limit on the amount of interest credited based on the performance of the S&P 500 Index. Instead it is subject to a Participation Rate which may limit or enhance the index performance credited to the segment.

The current caps and participation rates are subject to change at the Company’s discretion, but will never be less than the guaranteed cap and participation percentages shown in the table below. The current caps and participation rates will not change for a particular segment once the segment begins. The initial caps and participation rates can be found in your policy illustration. You can obtain information on changes in the current caps and participation rates by contacting your Penn Mutual representative or by contacting our office.

The Enhanced S&P 500 Indexed Account also provides an Index Credit Enhancement. At the maturity date of a Segment, the Index Credit Enhancement is equal to the Monthly Average Segment Value multiplied by the index performance, multiplied by the Index Credit Enhancement Percentage. The Index Performance is the point to point growth in the S&P 500 Index during the segment with a floor at the Segment Minimum Interest Rate and a ceiling at the Cap Percentage. The Index Credit Enhancement is then paid and added to the policy value.

Indexed Fixed Account	Guaranteed Participation Percentage	Guaranteed Cap Percentage	Guaranteed Segment Minimum Interest Rate	Guaranteed Index Credit Enhancement	Guaranteed Monthly Asset Charge Percentage
Classic 1% Floor S&P 500 Indexed Account	100%	3%	1%	N/A	N/A
Enhanced S&P 500 Indexed Account	100%	3%	0%	50%	0.20833% (annual rate 2.5%)
Uncapped S&P 500 Indexed Account	50%	N/A	0%	N/A	0.20833% (annual rate 2.5%)

An asset charge will be deducted monthly from the Segment Value of the Enhanced and Uncapped S&P 500 Indexed Accounts. The asset charge is based on the policy value of the applicable segment (the Segment Value). This charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available these fixed accounts that have a potential for higher interest credits through the index parameters (caps, participation rates and the index credit enhancement). The asset charge could cause the policy value to decrease, even if the S&P 500 experiences positive growth.

Segments can be funded by premium payments, transfers from another account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries. We will allocate funds from a maturing segment according to any instructions you have provided. If we have no instructions on file, all maturing funds will move to a new segment within the same Indexed Fixed Account. If the policy is within one year of the policy’s maturity date, no new segments will be created and funds will move to the traditional fixed account.

Amounts intended for an Indexed Fixed Account can only be allocated into these accounts on a monthly policy anniversary. Premiums paid on a date other than a monthly policy anniversary will be placed into a Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. At that time, the amounts in this account will be automatically transferred into the Indexed Fixed Accounts. When amounts are allocated to an Indexed Fixed Account, a Segment is created for that allocation (generally with a Segment Duration equal to one year).

Amounts may be transferred out of the Indexed Fixed Account only on a segment maturity date, which as described above, is generally the one year anniversary of the segment creation. In allocating amounts to the Indexed Fixed Accounts, you should understand that you will be unable to re-allocate your assets and transfer out of the Indexed Fixed Account for a one-year period.

The “Index Performance” is equal to the growth in the S&P 500 Index (without dividends) during the Segment multiplied by the participation percentage with a floor equal to the guaranteed Segment minimum interest rate and, if applicable, a ceiling at the cap percentage. On the segment maturity date, an Index Credit is calculated and applied to the policy value of the segment.

Below are examples of how the Index Credits works.

Initial Segment Value = $1,000 (no deductions assumed)

Classic 1% Floor S&P 500 Indexed Account

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	10.0%	9.5%	9.5%	10.0%	10.0%
Index Performance	10%	1%	8%	10%	1%
Annual Index Credits	$100	$11	$89	$120	$13
Ending Segment Value	$1,100	$1,111	$1,200	$1,320	$1,333	33.3%

Enhanced S&P 500 Indexed Account (Indexed Credit Enhancement = 50%, Annualized Asset Charge = 2.5%)

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Cap Percentage	12.5%	12.0%	12.0%	12.5%	12.5%
Index Performance	12.5%	0%	8%	12.5%	0%
Annual Index Credits	$125	$0	$91	$155	$0
Index Credit Enhancement	$63	$0	$45	$78	$0
Asset Charge	$25	$29	$28	$31	$36
Ending Segment Value	$1,163	$1,133	$1,241	$1,443	$1,407	40.7%

Uncapped S&P 500 Indexed Account (Annualized Asset Charge = 2.5%)

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21%	-10%	8%	14%	-7%	24.7%
Participation Percentage	105%	100%	100%	105%	105%
Index Performance	22.1%	0%	8%	14.7%	0%
Annual Index Credits	$221	$0	$93	$181	$0
Asset Charge	$25	$30	$29	$31	$34
Ending Segment Value	$1,196	$1,166	$1,230	$1,380	$1,345	34.5%

Partial withdrawals and loans will be credited the guaranteed Segment minimum interest rate for the part of the year the amount is in the account before it is withdrawn. Index credits and index credit enhancements (if applicable) are applied to the average of the monthly segment values for the full segment and therefore partial withdrawals and loans will receive a proportional amount of index credits and index credit enhancements for the time the amount is in the account before it is withdrawn.

Below is an example of how partial withdrawals and loans work.

Starting segment value: 10,000

Guaranteed Segment Minimum Interest Rate: 1%

Index Performance: 10%

Partial withdrawal of 500.00 at the beginning of month 6

Policy Month	Withdrawals	Monthly Deductions	Monthly Anniversary Segment Value	Interest Credited*	End of Month Segment Value
0					10,000.00**
1		9.77	9,990.23	8.29	9,998.52
2		9.77	9,988.75	8.29	9,997.03
3		9.78	9,987.25	8.28	9,995.54
4		9.78	9,985.76	8.28	9,994.04
5		9.78	9,984.26	8.28	9,992.54
6	500	9.82	9,482.72	7.87	9,490.59
7		9.82	9,480.77	7.86	9,488.63
8		9.82	9,478.81	7.86	9,486.68
9		9.83	9,476.85	7.86	9,484.71
10		9.83	9,474.88	7.86	9,482.74
11		9.83	9,472.91	7.86	9,480.77
12		9.84	9,470.93	7.86	9,478.78

* Interest paid at the monthly equivalent of the segment minimum interest rate of 1%.

** $10,000 is the value at the start of the segment.

Total Interest Credited = $96.45

Monthly average segment value = $9,689.51

S&P 500 Value at the start of the Segment = 2,500.00

S&P 500 Value at the end of the Segment = 2,750.00

Index Performance = 2750/2500 -1 = 10%

Index credit = (10% - 1%) x $9,689.51 = $872.06

Total interest credited at end of segment = $968.51 (Interest credited at minimum rate + Index credit)

If the S&P 500 Index substantially changes the manner in which it is calculated we may adjust the formula that is used when determining the Index Credit, if any, to be consistent with the original calculation methodology. If the publication of the Index is discontinued, or if in our sole discretion we determine that the Index should no longer be used, a similar Index may be substituted. You will be notified of any change of Index.

The manner in which the interest earnings are calculated on policy value allocated to an Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, an Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of an Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor and, if applicable, a cap or participation percentage, as described above in detail. You should be aware that, because the Company relies on a single point in time to calculate index interest, an owner might not receive any index credits or may receive the minimum rate, even if the S&P 500 Index has experienced gains throughout most or some of the Segment term.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You may borrow up to 99% of your cash surrender value and the minimum amount you may borrow is $250.00.

When an Indexed Loan is taken, an amount equal to the amount of the loan will be withdrawn from the Variable Investment Options, Traditional Fixed Account, Holding Fixed Accounts, and Indexed Fixed Accounts on a pro-rata basis. Amounts withdrawn from the investment options cease to participate in the investment experience of the Variable Investment Options. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account. The amount is placed in the Holding Fixed Account and then will be transferred to the Indexed Loan Account on the next monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Loan Account and is credited interest. The credited interest rate during any Segment will be between 1% (the guaranteed Segment minimum interest rate) and the cap percentage on the Indexed Loan Account for a particular year. The guaranteed cap percentage for the Indexed Loan Account is 3%. The Indexed Loan Account is separate from the indexed fixed accounts but the interest is calculated in the same manner. You may contact your Penn Mutual representative or contact our office for information regarding the current Cap Percentage applicable to the Indexed Loan Account. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan. However, please note that amounts in the traditional loan account will never be charged a net interest charge more than 1%, but amounts in the indexed loan account may be charged a net interest charge up to 5%.

You may repay all or part of a loan at any time. Any repayment of Policy Debt will be allocated pro-rata across all Indexed Loan Account Segments. The repayment amount in each Indexed Loan Account Segment is part of the Indexed Loan Account Segment Value. Therefore, a loan repayment will not affect the index credit calculation of the Loan Account segment. On Segment Maturity this amount of the Indexed Loan Account Segment Value is allocated to the subaccounts of the Separate Account, the Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2021, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company at the address specified below or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

Customer Service Address	Customer Service Address for New York Owners
The Penn Mutual Life Insurance Company PO Box 178 Philadelphia, PA 19105 Toll free number: 1-855-523-0650	The Penn Mutual Life Insurance Company PO Box 170 Philadelphia, PA 19105-0170 Toll free number: 1-855-446-7393

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting our Customer Service Group at the address and telephone number above.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

Investment Company Act registration number is 811-05006.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8664 05/21

STATEMENT OF ADDITIONAL INFORMATION

FOR

CORNERSTONE VUL IV and DIVERSIFIED GROWTH VUL

each a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

May 1, 2021

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Cornerstone VUL IV and Diversified Growth VUL prospectuses dated May 1, 2021. A copy of the prospectus for each Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3P, PO Box 178, Philadelphia, Pennsylvania 19105. Or, you may call, toll free, 1-800-523-0650.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy

2

owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

Tax Qualification

For a Cornerstone VUL IV or Diversified Growth VUL policy to be treated as a life insurance contract under the Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits

3

after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a policy loan.

4

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

5

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

With respect to Cornerstone VUL IV Policies, Penn Mutual compensated HTK in the approximate amounts of $520, $362, and $376 for the years ending December 31, 2018, 2019, and 2020, respectively, for its services as principal underwriter.

With respect to Diversified Growth VUL Policies, Penn Mutual compensated HTK in the approximate amounts of $5,222, $5,492, and $1,424 for the years ending December 31, 2018, 2019, and 2020, respectively, for its services as principal underwriter.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policies. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2020 and for the periods indicated, included in this SAI

6

constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

7

The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2020

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and the Contract Owners of Penn Mutual Variable Life Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (constituting Penn Mutual Variable Life Account I, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, and the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2020, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

April 7th, 2021

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Life Account I since 2004.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$16,016,116	$13,515,573	$38,719,792	$19,347,555	$352,352,281
Dividends receivable	150	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	109,092	437,809	1,249,085	394,345	659,561

Total Net Assets	$15,907,174	$13,077,764	$37,470,707	$18,953,210	$351,692,720

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$621,366	$538,000	$2,200,418	$1,560,915	$31,110,628
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	3,410,083	2,576,007	6,877,376	4,808,713	77,535,483
Cornerstone VUL III	734,542	598,270	2,036,237	1,340,744	22,438,503
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	11,141,183	9,365,487	26,356,676	10,584,516	219,000,648
Momentum Builder	—	—	—	658,322	1,607,458

Total Net Assets	$15,907,174	$13,077,764	$37,470,707	$18,953,210	$351,692,720

Accumulation of Unit Values:
Cornerstone VUL	$14.94	$20.83	$35.12	$57.08	$162.32

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.95	$19.57	$32.79	$51.74	$131.36

Cornerstone VUL III	$12.63	$17.47	$26.36	$37.21	$83.38

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$12.69	$17.32	$25.03	$40.07	$74.22

Momentum Builder	$20.94	$—	$61.43	$100.78	$309.02

Number of Shares	15,907,174	981,078	2,158,451	1,183,097	4,560,331
Cost of Investments	$15,907,174	$12,330,214	$32,565,333	$13,737,257	$146,850,610

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$23,469,075	$67,409,267	$13,141,018	$96,080,548	$41,174,997
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	93,050	281,631

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	155,694	143,173	69,292	—	—

Total Net Assets	$23,313,381	$67,266,094	$13,071,726	$96,173,598	$41,456,628

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,702,790	$6,194,512	$148,248	$6,228,621	$4,600,210
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	8,322,632	17,208,861	1,000,540	42,749,243	17,206,249
Cornerstone VUL III	3,188,900	10,351,074	909,298	18,482,817	3,661,553
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	10,099,059	33,055,253	11,013,640	28,712,917	15,966,211
Momentum Builder	—	456,394	—	—	22,405

Total Net Assets	$23,313,381	$67,266,094	$13,071,726	$96,173,598	$41,456,628

Accumulation of Unit Values:
Cornerstone VUL	$25.88	$84.57	$31.38	$45.75	$68.25

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$26.07	$72.80	$31.32	$46.10	$55.65

Cornerstone VUL III	$26.85	$28.32	$33.19	$47.48	$27.64

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$28.39	$44.54	$36.10	$50.19	$30.73

Momentum Builder	$—	$118.19	$—	$—	$114.86

Number of Shares	854,909	942,366	427,740	1,921,550	1,250,954
Cost of Investments	$12,357,286	$26,488,026	$6,641,302	$25,671,279	$22,963,719

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$36,105,822	$115,961,849	$43,131,252	$25,241,053	$10,292,702
Dividends receivable	—	—	—	—	—
Receivable for securities sold	232,596	—	420,216	154,162	78,928

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	237,875	—	—	—

Total Net Assets	$36,338,418	$115,723,974	$43,551,468	$25,395,215	$10,371,630

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,744,673	$3,526,321	$3,046,679	$980,622	$242,076
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	13,417,241	36,593,957	10,178,462	8,480,738	1,741,348
Cornerstone VUL III	3,820,613	15,712,611	6,538,321	2,585,000	1,406,030
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	17,355,891	59,891,085	23,788,006	13,348,855	6,982,176
Momentum Builder	—	—	—	—	—

Total Net Assets	$36,338,418	$115,723,974	$43,551,468	$25,395,215	$10,371,630

Accumulation of Unit Values:
Cornerstone VUL	$21.35	$58.27	$74.46	$49.18	$34.91

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$21.51	$57.73	$62.14	$48.73	$34.85

Cornerstone VUL III	$22.15	$34.65	$35.58	$35.45	$36.92

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$23.42	$45.43	$60.79	$37.14	$40.16

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	1,567,663	3,581,677	1,110,723	1,094,621	378,942
Cost of Investments	$20,553,277	$49,961,186	$16,009,097	$19,049,218	$7,452,281

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$6,338,775	$3,259,754	$36,658,567	$46,645,203	$3,780,058
Dividends receivable	—	—	—	—	—
Receivable for securities sold	131,945	93,577	922,539	1,857,126	72,684

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$6,470,720	$3,353,331	$37,581,106	$48,502,329	$3,852,742

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$125,792	$84,328	$1,476,508	$2,353,262	$12,310
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	656,295	499,287	11,562,745	13,717,297	579,574
Cornerstone VUL III	742,083	285,839	9,063,260	5,862,773	118,666
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	4,946,550	2,483,877	15,478,593	26,568,997	3,142,192
Momentum Builder	—	—	—	—	—

Total Net Assets	$6,470,720	$3,353,331	$37,581,106	$48,502,329	$3,852,742

Accumulation of Unit Values:
Cornerstone VUL	$47.74	$26.37	$83.06	$92.15	$27.61

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$48.11	$26.57	$82.29	$91.01	$27.82

Cornerstone VUL III	$49.55	$27.37	$28.48	$62.82	$28.65

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$52.38	$28.93	$33.84	$62.72	$30.29

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	123,534	116,516	599,667	1,205,326	127,998
Cost of Investments	$3,974,212	$2,862,600	$17,016,324	$27,221,766	$2,875,972

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$4,398,061	$69,357,903	$19,965,201	$18,903,201	$3,311,062
Dividends receivable	—	—	—	—	—
Receivable for securities sold	17,444	—	101,561	—	538

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	822,876	—	305,370	—

Total Net Assets	$4,415,505	$68,535,027	$20,066,762	$18,597,831	$3,311,600

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$3,374	$4,696,469	$454,948	$315,314	$28,410
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	902,065	19,326,921	4,974,726	3,155,014	391,852
Cornerstone VUL III	249,468	7,630,520	2,444,745	1,532,169	32,870
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	3,260,598	36,881,117	12,192,343	13,595,334	2,858,468
Momentum Builder	—	—	—	—	—

Total Net Assets	$4,415,505	$68,535,027	$20,066,762	$18,597,831	$3,311,600

Accumulation of Unit Values:
Cornerstone VUL	$14.59	$70.49	$13.67	$42.49	$21.66

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$14.70	$60.86	$13.77	$42.41	$21.83

Cornerstone VUL III	$15.14	$35.55	$14.18	$44.94	$22.48

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$16.01	$44.58	$14.99	$48.88	$23.77

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	277,008	1,756,408	1,344,056	705,265	141,582
Cost of Investments	$3,596,465	$39,144,491	$15,373,176	$13,342,557	$2,482,218

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$13,994,841	$14,721,852	$2,396,681	$3,806,909
Dividends receivable	—	—	—	—
Receivable for securities sold	1,506	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	6,023	4,512	10,983

Total Net Assets	$13,996,347	$14,715,829	$2,392,169	$3,795,926

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$44,916	$41,477	$125,956	$156,214
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	331,140	1,770,753	924,798	1,792,797
Cornerstone VUL III	284,289	616,747	151,491	71,101
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	13,336,002	12,286,852	1,189,924	1,775,814
Momentum Builder	—	—	—	—

Total Net Assets	$13,996,347	$14,715,829	$2,392,169	$3,795,926

Accumulation of Unit Values:
Cornerstone VUL	$22.45	$20.04	$17.83	$15.62

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$22.62	$20.19	$17.97	$15.74

Cornerstone VUL III	$23.30	$20.80	$18.50	$16.21

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$24.63	$21.99	$19.56	$17.14

Momentum Builder	$—	$—	$—	$—

Number of Shares	579,799	685,733	125,970	228,670
Cost of Investments	$10,116,384	$10,653,508	$1,998,277	$3,267,280

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$35,799	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	23,251	15,768	50,281	39,019	595,560

Net investment income (loss)	12,548	(15,768)	(50,281)	(39,019)	(595,560)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	259,104	2,009,908	911,305	22,490,123
Net change in unrealized gain (loss) of investments	—	66,780	550,006	306,500	30,144,196

Net realized and unrealized gain (loss) on investments	—	325,884	2,559,914	1,217,805	52,634,319

Net increase (decrease) in net assets resulting from operations	$12,548	$310,116	$2,509,633	$1,178,786	$52,038,759

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	55,157	140,400	8,351	233,671	108,045

Net investment income (loss)	(55,157)	(140,400)	(8,351)	(233,671)	(108,045)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,557,356	6,025,807	1,397,886	8,380,241	2,242,413
Net change in unrealized gain (loss) of investments	1,450,675	12,495,818	1,055,406	34,293,526	(1,388,508)

Net realized and unrealized gain (loss) on investments	3,008,031	18,521,625	2,453,292	42,673,767	853,905

Net increase (decrease) in net assets resulting from operations	$2,952,874	$18,381,225	$2,444,941	$42,440,096	$745,860

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	76,719	214,676	74,759	49,608	13,510

Net investment income (loss)	(76,719)	(214,676)	(74,759)	(49,608)	(13,510)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,321,927	7,190,198	4,707,078	1,847,939	406,009
Net change in unrealized gain (loss) of investments	(1,335,869)	10,802,182	10,414,626	(5,244,785)	(197,383)

Net realized and unrealized gain (loss) on investments	986,058	17,992,380	15,121,704	(3,396,846)	208,626

Net increase (decrease) in net assets resulting from operations	$909,339	$17,777,704	$15,046,945	$(3,446,454)	$195,116

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,570	3,528	78,374	84,020	2,469

Net investment income (loss)	(4,570)	(3,528)	(78,374)	(84,020)	(2,469)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	887,195	45,901	3,167,925	3,524,086	131,341
Net change in unrealized gain (loss) of investments	1,423,025	28,837	6,317,122	(1,845,077)	519,543

Net realized and unrealized gain (loss) on investments	2,310,220	74,738	9,485,047	1,679,009	650,884

Net increase (decrease) in net assets resulting from operations	$2,305,650	$71,210	$9,406,673	$1,594,989	$648,415

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,705	131,626	30,019	21,220	1,838

Net investment income (loss)	(4,705)	(131,626)	(30,019)	(21,220)	(1,838)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	53,337	3,371,235	274,610	755,143	146,486
Net change in unrealized gain (loss) of investments	273,119	5,409,126	1,667,512	(1,319,711)	128,774

Net realized and unrealized gain (loss) on investments	326,456	8,780,361	1,942,122	(564,568)	275,260

Net increase (decrease) in net assets resulting from operations	$321,751	$8,648,735	$1,912,103	$(585,788)	$273,422

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	2,736	9,410	5,927	7,790

Net investment income (loss)	(2,736)	(9,410)	(5,927)	(7,790)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	508,671	452,601	267,244	243,820
Net change in unrealized gain (loss) of investments	805,758	812,442	(113,915)	12,546

Net realized and unrealized gain (loss) on investments	1,314,429	1,265,043	153,329	256,366

Net increase (decrease) in net assets resulting from operations	$1,311,693	$1,255,633	$147,402	$248,576

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$12,548	$224,285	$(15,768)	$(15,814)	$(50,281)	$(46,572)
Net realized gain (loss) from investment transactions	—	—	259,104	185,060	2,009,908	593,198
Net change in unrealized gain (loss) of investments	—	—	66,780	277,089	550,006	2,006,679

Net increase (decrease) in net assets resulting from operations	12,548	224,285	310,116	446,335	2,509,633	2,553,305

Variable Life Activities:
Purchase payments	5,422,776	13,056,730	538,034	534,548	1,680,365	1,548,534
Death benefits	(27,789)	(385,211)	(272)	(13,624)	(399,979)	(62,942)
Cost of insurance	(1,696,658)	(1,781,836)	(451,592)	(466,637)	(1,489,304)	(1,373,053)
Net transfers	(1,710,101)	(7,492,860)	3,434,763	1,327,648	5,545,654	1,838,583
Transfer of policy loans	211,955	610,727	22,155	26,184	325,481	193,757
Mortality and expense risk charges	(120,535)	(152,289)	(35,815)	(41,612)	(75,500)	(70,738)
Contract administration charges	(84,815)	(38,339)	(25,155)	(14,105)	(59,163)	(51,836)
Surrender benefits	(3,825,415)	(3,682,567)	(809,453)	(520,466)	(1,585,623)	(1,322,577)

Net increase (decrease) in net assets resulting from variable life activities	(1,830,582)	134,355	2,672,665	831,936	3,941,931	699,728

Total increase (decrease) in net assets	(1,818,034)	358,640	2,982,781	1,278,271	6,451,564	3,253,033
Net Assets:
Beginning of year	17,725,208	17,366,568	10,094,983	8,816,712	31,019,143	27,766,110

End of year	$15,907,174	$17,725,208	$13,077,764	$10,094,983	$37,470,707	$31,019,143

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(39,019)	$(40,466)	$(595,560)	$(588,171)	$(55,157)	$(56,812)
Net realized gain (loss) from investment transactions	911,305	832,086	22,490,123	15,543,571	1,557,356	2,113,039
Net change in unrealized gain (loss) of investments	306,500	1,780,428	30,144,196	48,917,141	1,450,675	2,091,445

Net increase (decrease) in net assets resulting from operations	1,178,786	2,572,048	52,038,759	63,872,541	2,952,874	4,147,672

Variable Life Activities:
Purchase payments	736,966	775,523	13,017,651	13,234,181	858,652	757,275
Death benefits	(271,789)	(147,090)	(3,740,196)	(2,298,561)	(181,600)	(419,456)
Cost of insurance	(802,704)	(807,906)	(11,317,339)	(11,080,497)	(1,057,218)	(1,075,995)
Net transfers	30,312	46,104	(8,163,130)	(2,220,916)	(565,200)	(703,712)
Transfer of policy loans	73,100	84,920	2,203,441	1,421,882	110,710	96,434
Mortality and expense risk charges	(41,438)	(47,089)	(1,024,484)	(1,132,641)	(30,783)	(33,474)
Contract administration charges	(31,819)	(31,348)	(540,492)	(484,577)	(35,046)	(35,320)
Surrender benefits	(681,552)	(889,696)	(8,069,290)	(11,305,973)	(366,001)	(1,558,699)

Net increase (decrease) in net assets resulting from variable life activities	(988,924)	(1,016,582)	(17,633,839)	(13,867,102)	(1,266,486)	(2,972,947)

Total increase (decrease) in net assets	189,862	1,555,466	34,404,920	50,005,439	1,686,388	1,174,725
Net Assets:
Beginning of year	18,763,348	17,207,882	317,287,800	267,282,361	21,626,993	20,452,268

End of year	$18,953,210	$18,763,348	$351,692,720	$317,287,800	$23,313,381	$21,626,993

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund		Large Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(140,400)	$(128,067)	$(8,351)	$(8,060)	$(233,671)	$(191,311)	$(108,045)	$(121,191)
Net realized gain (loss) from investment transactions	6,025,807	3,902,560	1,397,886	772,933	8,380,241	4,856,051	2,242,413	2,738,813
Net change in unrealized gain (loss) of investments	12,495,818	9,223,635	1,055,406	2,637,551	34,293,526	8,995,706	(1,388,508)	5,866,185

Net increase (decrease) in net assets resulting from operations	18,381,225	12,998,128	2,444,941	3,402,424	42,440,096	13,660,446	745,860	8,483,807

Variable Life Activities:
Purchase payments	2,510,768	2,588,441	636,631	646,385	2,955,414	2,343,693	1,683,766	1,882,797
Death benefits	(413,074)	(191,608)	(58,877)	(1,281)	(1,097,237)	(346,830)	(880,500)	(474,186)
Cost of insurance	(2,227,659)	(2,031,420)	(341,760)	(314,697)	(3,207,761)	(2,829,597)	(1,666,296)	(1,839,237)
Net transfers	(2,986,575)	(1,353,045)	(714,999)	(360,918)	(3,407,318)	(926,251)	222,555	(1,589,375)
Transfer of policy loans	439,503	194,807	137,692	68,916	536,436	152,925	280,308	182,805
Mortality and expense risk charges	(238,906)	(232,825)	(61,446)	(62,416)	(103,931)	(75,126)	(76,174)	(89,951)
Contract administration charges	(108,833)	(80,843)	(32,168)	(18,478)	(166,480)	(128,443)	(68,159)	(72,307)
Surrender benefits	(1,809,522)	(2,301,335)	(503,810)	(534,334)	(2,238,079)	(2,895,878)	(1,436,465)	(2,190,911)

Net increase (decrease) in net assets resulting from variable life activities	(4,834,298)	(3,407,828)	(938,737)	(576,823)	(6,728,956)	(4,705,507)	(1,940,965)	(4,190,365)

Total increase (decrease) in net assets	13,546,927	9,590,300	1,506,204	2,825,601	35,711,140	8,954,939	(1,195,105)	4,293,442
Net Assets:
Beginning of year	53,719,167	44,128,867	11,565,522	8,739,921	60,462,458	51,507,519	42,651,733	38,358,291

End of year	$67,266,094	$53,719,167	$13,071,726	$11,565,522	$96,173,598	$60,462,458	$41,456,628	$42,651,733

	Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(76,719)	$(85,416)	$(214,676)	$(207,482)	$(74,759)	$(66,898)	$(49,608)	$(65,822)
Net realized gain (loss) from investment transactions	2,321,927	2,845,826	7,190,198	9,096,660	4,707,078	2,726,780	1,847,939	2,094,985
Net change in unrealized gain (loss) of investments	(1,335,869)	6,115,797	10,802,182	16,728,986	10,414,626	6,944,396	(5,244,785)	2,516,393

Net increase (decrease) in net assets resulting from operations	909,339	8,876,207	17,777,704	25,618,164	15,046,945	9,604,278	(3,446,454)	4,545,556

Variable Life Activities:
Purchase payments	1,567,432	1,684,467	4,449,819	3,873,024	1,390,604	1,581,390	1,340,417	1,521,102
Death benefits	(624,792)	(420,194)	(833,738)	(301,122)	(255,215)	(139,430)	(403,090)	(258,109)
Cost of insurance	(1,499,596)	(1,612,593)	(3,813,563)	(3,718,863)	(1,268,621)	(1,149,539)	(1,151,315)	(1,331,250)
Net transfers	(36,871)	(1,679,630)	(315,763)	(6,651,536)	(3,245,049)	(1,444,388)	61,832	(611,856)
Transfer of policy loans	391,473	224,428	426,690	354,647	307,720	214,064	304,973	173,459
Mortality and expense risk charges	(88,002)	(97,661)	(266,147)	(301,227)	(118,630)	(110,670)	(85,127)	(114,958)
Contract administration charges	(63,100)	(64,125)	(168,027)	(137,257)	(70,945)	(59,072)	(46,592)	(54,619)
Surrender benefits	(1,165,867)	(1,555,741)	(3,465,867)	(3,334,234)	(1,653,162)	(1,177,844)	(1,000,580)	(1,560,621)

Net increase (decrease) in net assets resulting from variable life activities	(1,519,323)	(3,521,049)	(3,986,596)	(10,216,568)	(4,913,298)	(2,285,489)	(979,482)	(2,236,852)

Total increase (decrease) in net assets	(609,984)	5,355,158	13,791,108	15,401,596	10,133,647	7,318,789	(4,425,936)	2,308,704
Net Assets:
Beginning of year	36,948,402	31,593,244	101,932,866	86,531,270	33,417,821	26,099,032	29,821,151	27,512,447

End of year	$36,338,418	$36,948,402	$115,723,974	$101,932,866	$43,551,468	$33,417,821	$25,395,215	$29,821,151

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(13,510)	$(14,792)	$(4,570)	$(3,378)	$(3,528)	$(4,329)	$(78,374)	$(80,229)
Net realized gain (loss) from investment transactions	406,009	558,052	887,195	351,178	45,901	107,752	3,167,925	2,511,586
Net change in unrealized gain (loss) of investments	(197,383)	1,850,748	1,423,025	811,582	28,837	465,613	6,317,122	4,714,863

Net increase (decrease) in net assets resulting from operations	195,116	2,394,008	2,305,650	1,159,382	71,210	569,036	9,406,673	7,146,220

Variable Life Activities:
Purchase payments	351,064	372,041	648,785	226,584	181,428	175,562	1,426,121	1,534,889
Death benefits	(27,647)	(62,722)	(8,955)	(2,258)	(2,740)	(283)	(140,669)	(247,178)
Cost of insurance	(283,544)	(295,322)	(328,826)	(103,644)	(91,607)	(99,202)	(1,252,873)	(1,296,410)
Net transfers	(36,041)	(190,775)	(766,242)	747,706	(249,611)	117,714	(2,389,562)	(551,034)
Transfer of policy loans	67,503	43,227	62,954	13,381	21,436	15,416	240,301	141,653
Mortality and expense risk charges	(25,828)	(28,997)	(45,889)	(44,665)	(16,209)	(21,942)	(72,777)	(77,699)
Contract administration charges	(16,701)	(17,043)	(19,607)	(5,498)	(7,060)	(5,767)	(68,961)	(68,265)
Surrender benefits	(212,807)	(491,488)	(67,210)	(166,091)	(59,678)	(114,777)	(973,576)	(1,229,580)

Net increase (decrease) in net assets resulting from variable life activities	(184,001)	(671,079)	(524,990)	665,515	(224,041)	66,721	(3,231,996)	(1,793,624)

Total increase (decrease) in net assets	11,115	1,722,929	1,780,660	1,824,897	(152,831)	635,757	6,174,677	5,352,596
Net Assets:
Beginning of year	10,360,515	8,637,586	4,690,060	2,865,163	3,506,162	2,870,405	31,406,429	26,053,833

End of year	$10,371,630	$10,360,515	$6,470,720	$4,690,060	$3,353,331	$3,506,162	$37,581,106	$31,406,429

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund		International Equity Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(84,020)	$(102,381)	$(2,469)	$(2,689)	$(4,705)	$(4,890)	$(131,626)	$(133,724)
Net realized gain (loss) from investment transactions	3,524,086	3,788,837	131,341	162,097	53,337	37,958	3,371,235	3,329,401
Net change in unrealized gain (loss) of investments	(1,845,077)	5,933,607	519,543	468,204	273,119	608,472	5,409,126	11,436,159

Net increase (decrease) in net assets resulting from operations	1,594,989	9,620,063	648,415	627,612	321,751	641,540	8,648,735	14,631,836

Variable Life Activities:
Purchase payments	1,802,921	2,139,623	583,036	363,610	511,300	265,492	2,361,964	2,577,038
Death benefits	(381,132)	(250,742)	—	—	(8,203)	(2,980)	(591,871)	(374,578)
Cost of insurance	(1,621,270)	(1,767,952)	(100,653)	(104,956)	(117,928)	(117,267)	(2,205,299)	(2,201,653)
Net transfers	(1,002,947)	(2,105,579)	(286,624)	(102,242)	(27,418)	113,005	(1,732,001)	(2,649,807)
Transfer of policy loans	311,571	295,623	15,527	9,369	21,807	13,233	513,014	342,818
Mortality and expense risk charges	(112,939)	(135,725)	(46,594)	(54,223)	(30,596)	(35,718)	(107,192)	(118,365)
Contract administration charges	(73,524)	(81,108)	(10,038)	(4,100)	(6,746)	(4,345)	(100,130)	(96,619)
Surrender benefits	(1,087,184)	(2,115,786)	(166,283)	(64,338)	(65,581)	(78,244)	(2,052,919)	(2,775,871)

Net increase (decrease) in net assets resulting from variable life activities	(2,164,504)	(4,021,646)	(11,629)	43,120	276,635	153,176	(3,914,434)	(5,297,037)

Total increase (decrease) in net assets	(569,515)	5,598,417	636,786	670,732	598,386	794,716	4,734,301	9,334,799
Net Assets:
Beginning of year	49,071,844	43,473,427	3,215,956	2,545,224	3,817,119	3,022,403	63,800,726	54,465,927

End of year	$48,502,329	$49,071,844	$3,852,742	$3,215,956	$4,415,505	$3,817,119	$68,535,027	$63,800,726

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Emerging Markets Equity Fund		Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(30,019)	$(32,041)	$(21,220)	$(23,003)	$(1,838)	$(1,868)	$(2,736)	$(3,428)
Net realized gain (loss) from investment transactions	274,610	531,880	755,143	1,210,574	146,486	77,020	508,671	632,818
Net change in unrealized gain (loss) of investments	1,667,512	2,587,407	(1,319,711)	3,662,157	128,774	513,274	805,758	1,558,489

Net increase (decrease) in net assets resulting from operations	1,912,103	3,087,246	(585,788)	4,849,728	273,422	588,426	1,311,693	2,187,879

Variable Life Activities:
Purchase payments	919,382	1,022,449	853,689	842,087	397,996	367,163	1,045,838	930,534
Death benefits	(199,942)	(178,101)	(162,697)	(33,714)	—	(449)	(18,011)	(4,791)
Cost of insurance	(676,418)	(701,010)	(597,406)	(603,968)	(97,672)	(86,014)	(360,014)	(339,039)
Net transfers	(795,410)	(327,290)	369,784	(297,981)	(321,355)	(101,118)	419,439	286,327
Transfer of policy loans	270,487	135,972	202,839	174,034	2,934	6,443	66,596	16,797
Mortality and expense risk charges	(46,284)	(57,365)	(60,800)	(66,511)	(41,093)	(48,802)	(164,449)	(154,064)
Contract administration charges	(34,827)	(33,215)	(36,464)	(30,856)	(14,645)	(11,416)	(26,183)	(23,720)
Surrender benefits	(519,762)	(796,723)	(477,982)	(1,177,097)	(112,058)	(33,501)	(375,249)	(901,971)

Net increase (decrease) in net assets resulting from variable life activities	(1,082,774)	(935,283)	90,963	(1,194,006)	(185,893)	92,306	587,967	(189,927)

Total increase (decrease) in net assets	829,329	2,151,963	(494,825)	3,655,722	87,529	680,732	1,899,660	1,997,952
Net Assets:
Beginning of year	19,237,433	17,085,470	19,092,656	15,436,934	3,224,071	2,543,339	12,096,687	10,098,735

End of year	$20,066,762	$19,237,433	$18,597,831	$19,092,656	$3,311,600	$3,224,071	$13,996,347	$12,096,687

	Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(9,410)	$(11,971)	$(5,927)	$(6,772)	$(7,790)	$(5,416)
Net realized gain (loss) from investment transactions	452,601	758,908	267,244	140,121	243,820	56,399
Net change in unrealized appreciation (depreciation) of investments	812,442	1,639,460	(113,915)	258,972	12,546	329,064

Net increase (decrease) in net assets resulting from operations	1,255,633	2,386,397	147,402	392,321	248,576	380,047

Variable Life Activities:
Purchase payments	692,796	973,839	127,502	110,758	61,768	80,910
Death benefits	(94,691)	(50,299)	(67,293)	(113,649)	(37,273)	—
Cost of insurance	(468,418)	(640,747)	(150,603)	(131,100)	(134,738)	(132,380)
Net transfers	(640,837)	(321,482)	(713,266)	160,753	(444,373)	394,774
Transfer of policy loans	34,856	6,859	1,017	3,421	8,934	1,306
Mortality and expense risk charges	(46,516)	(64,742)	(2,950)	(5,790)	(7,459)	(8,057)
Contract administration charges	(19,544)	(16,127)	(3,302)	(3,515)	(5,269)	(5,410)
Surrender benefits	(301,138)	(1,312,158)	(36,136)	(479,379)	(106,620)	(210,018)

Net increase (decrease) in net assets resulting from variable life activities	(843,492)	(1,424,857)	(845,031)	(458,501)	(665,030)	121,125

Total increase (decrease) in net assets	412,141	961,540	(697,629)	(66,180)	(416,454)	501,172
Net Assets:
Beginning of year	14,303,688	13,342,148	3,089,798	3,155,978	4,212,380	3,711,208

End of year	$14,715,829	$14,303,688	$2,392,169	$3,089,798	$3,795,926	$4,212,380

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2020

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2020, consent dividends in Account I were:

Consent Dividends
Money Market Fund	$0
Limited Maturity Bond Fund	441,211
Quality Bond Fund	1,923,551
High Yield Bond Fund	806,723

17

Note 2.    Significant Accounting Policies (continued)

Consent Dividends
Flexibly Managed Fund	$44,062,121
Balanced Fund	5,288,857
Large Growth Stock Fund	5,532,309
Large Cap Growth Fund	1,627,865
Large Core Growth Fund	19,473,246
Large Cap Value Fund	465,506
Large Core Value Fund	886,892
Index 500 Fund	14,513,449
Mid Cap Growth Fund	5,120,383
Mid Cap Value Fund	269,540
Mid Core Value Fund	170,809
SMID Cap Growth Fund	1,222,546
SMID Cap Value Fund	26,461
Small Cap Growth Fund	1,930,580
Small Cap Value Fund	430,336
Small Cap Index Fund	253,107
Developed International Index Fund	157,282
International Equity Fund	5,211,630
Emerging Markets Equity Fund	158,668
Real Estate Securities Fund	281,774
Aggressive Allocation Fund	398,815
Moderately Aggressive Allocation Fund	1,799,782
Moderate Allocation Fund	2,094,461
Moderately Conservative Allocation Fund	277,204
Conservative Allocation Fund	372,707

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

18

Note 2.    Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2020:

	Purchases	Sales
Money Market Fund	$12,065,365	$13,919,198
Limited Maturity Bond Fund	5,081,126	2,424,230
Quality Bond Fund	12,498,791	8,607,140
High Yield Bond Fund	1,419,444	2,447,387
Flexibly Managed Fund	10,246,231	28,475,631
Balanced Fund	900,886	2,222,529
Large Growth Stock Fund	2,401,604	7,376,302
Large Cap Growth Fund	1,137,139	2,084,227
Large Core Growth Fund	2,848,454	9,811,080
Large Cap Value Fund	2,075,657	4,124,667
Large Core Value Fund	2,236,870	3,832,912
Index 500 Fund	4,957,485	9,158,756
Mid Cap Growth Fund	1,364,728	6,352,785
Mid Cap Value Fund	2,216,479	3,245,569
Mid Core Value Fund	628,174	825,685
SMID Cap Growth Fund	1,314,727	1,844,288
SMID Cap Value Fund	382,896	610,466
Small Cap Growth Fund	1,382,236	4,692,605
Small Cap Value Fund	3,246,037	5,494,561
Small Cap Index Fund	753,311	767,410
Developed International Index Fund	761,566	489,635
International Equity Fund	1,998,343	6,044,403
Emerging Markets Equity Fund	1,091,507	2,204,300
Real Estate Securities Fund	1,808,260	1,738,517
Aggressive Allocation Fund	335,702	523,433
Moderately Aggressive Allocation Fund	2,046,733	1,461,502
Moderate Allocation Fund	626,577	1,479,480
Moderately Conservative Allocation Fund	502,713	1,353,671
Conservative Allocation Fund	664,384	1,337,203

19

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $47,703,948 and $47,274,431 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2020 and 2019. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

The following products assess mortality and expense charges as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value.	0.90% of account value.

Cornerstone VUL II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Cornerstone VUL III	0.45% of account value.	0.90% of account value.

Momentum Builder	0.65% of account value.	0.65% of account value.

Variable Estate Max	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Variable Estate Max II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL IV

0.45% on the first $25,000 of account value; 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Advantage VUL

0% of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% on the first $25,000 of account value; 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

20

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Mortality & Risk Expense	Guaranteed Maximum Rate

Survivorship Growth VUL

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max III

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Diversified Advantage VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn and $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5.    Accumulation Units

	December 31, 2020			December 31, 2019
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	929,435	(1,077,580)	1,222,041	1,484,940	(1,408,754)	1,370,186
Limited Maturity Bond Fund	292,686	(142,477)	732,468	161,712	(109,218)	582,259
Quality Bond Fund	492,330	(340,491)	1,402,806	168,532	(130,957)	1,250,967
High Yield Bond Fund	35,339	(61,461)	426,994	26,789	(52,724)	453,116
Flexibly Managed Fund	160,083	(382,978)	4,007,119	144,568	(302,510)	4,230,014
Balanced Fund	36,518	(89,807)	859,488	16,961	(153,324)	912,777
Large Growth Stock Fund	69,559	(187,521)	1,421,102	57,038	(145,160)	1,539,064
Large Cap Growth Fund	39,495	(69,835)	369,155	27,376	(49,741)	399,495
Large Core Growth Fund	73,716	(277,585)	2,024,788	65,220	(246,973)	2,228,657

21

Note 5.    Accumulation Units (continued)

	December 31, 2020			December 31, 2019
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Cap Value Fund	71,250	(115,790)	1,028,940	30,344	(146,667)	1,073,480
Large Core Value Fund	124,560	(194,487)	1,619,068	62,785	(245,059)	1,688,995
Index 500 Fund	129,142	(223,940)	2,466,222	72,105	(352,677)	2,561,020
Mid Cap Growth Fund	33,251	(139,666)	779,814	36,711	(102,354)	886,229
Mid Cap Value Fund	74,155	(88,052)	626,323	28,312	(77,789)	640,220
Mid Core Value Fund	20,335	(24,015)	268,832	10,337	(30,598)	272,512
SMID Cap Growth Fund	34,872	(47,396)	125,690	56,829	(35,336)	138,214
SMID Cap Value Fund	20,034	(27,269)	118,284	18,263	(15,984)	125,519
Small Cap Growth Fund	57,063	(154,916)	933,983	64,223	(116,237)	1,031,836
Small Cap Value Fund	71,727	(90,763)	693,186	19,072	(78,741)	712,222
Small Cap Index Fund	32,487	(32,096)	129,158	27,918	(26,018)	128,767
Developed International Index Fund	54,805	(36,327)	281,729	30,860	(20,118)	263,251
International Equity Fund	51,113	(143,305)	1,426,076	35,578	(170,076)	1,518,268
Emerging Markets Equity Fund	98,955	(177,906)	1,380,197	109,474	(187,471)	1,459,148
Real Estate Securities Fund	42,018	(39,743)	394,071	25,344	(52,706)	391,796
Aggressive Allocation Fund	17,063	(26,024)	140,986	16,458	(12,266)	149,947
Moderately Aggressive Allocation Fund	99,991	(69,309)	570,230	66,154	(75,338)	539,548
Moderate Allocation Fund	32,529	(77,762)	678,283	60,610	(140,709)	723,516
Moderately Conservative Allocation Fund	28,789	(79,076)	127,561	21,304	(51,076)	177,848
Conservative Allocation Fund	43,848	(83,380)	231,921	37,362	(29,158)	271,453

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.65 to $21.03	1,222,041	$12.63 to $20.94	$15,907,174	0.22	0.40 to 0.90	-0.51 to 0.24
Limited Maturity Bond Fund	16.71 to 20.24	732,468	17.32 to 20.83	13,077,764	—	0.40 to 0.90	2.88 to 3.65
Quality Bond Fund	23.08 to 57.02	1,402,806	25.03 to 61.43	37,470,707	—	0.40 to 0.90	7.62 to 8.43
High Yield Bond Fund	34.77 to 94.34	426,994	37.21 to 100.78	18,953,210	—	0.40 to 0.90	6.71 to 7.52
Flexibly Managed Fund	62.98 to 263.97	4,007,119	74.22 to 309.02	351,692,720	—	0.40 to 0.90	16.95 to 17.83
Balanced Fund	22.72 to 24.74	859,488	25.88 to 28.39	23,313,381	—	0.40 to 0.90	13.92 to 14.77
Large Growth Stock Fund	20.77 to 86.85	1,421,102	28.32 to 118.19	67,266,094	—	0.40 to 0.90	35.96 to 36.98
Large Cap Growth Fund	25.75 to 29.56	369,155	31.32 to 36.1	13,071,726	—	0.40 to 0.90	21.23 to 22.14
Large Core Growth Fund	26.27 to 28.60	2,024,788	45.75 to 50.19	96,173,598	—	0.40 to 0.90	74.18 to 75.49
Large Cap Value Fund	27.13 to 112.99	1,028,940	27.64 to 114.86	41,456,628	—	0.40 to 0.90	1.55 to 2.32
Large Core Value Fund	20.95 to 22.81	1,619,068	21.35 to 23.42	36,338,418	—	0.40 to 0.90	1.89 to 2.66
Index 500 Fund	29.41 to 49.61	2,466,222	34.65 to 58.27	115,723,974	—	0.40 to 0.90	17.47 to 18.35
Mid Cap Growth Fund	23.91 to 50.19	779,814	35.58 to 74.46	43,551,468	—	0.40 to 0.90	48.37 to 49.49
Mid Cap Value Fund	40.60 to 56.50	626,323	35.45 to 49.18	25,395,215	—	0.40 to 0.90	-12.94 to -12.29
Mid Core Value Fund	34.44 to 39.53	268,832	34.85 to 40.16	10,371,630	—	0.40 to 0.90	0.84 to 1.6
SMID Cap Growth Fund	31.58 to 34.39	125,690	47.74 to 52.38	6,470,720	—	0.40 to 0.90	51.18 to 52.31
SMID Cap Value Fund	26.19 to 28.52	118,284	26.37 to 28.93	3,353,331	—	0.40 to 0.90	0.69 to 1.45
Small Cap Growth Fund	21.66 to 63.36	933,983	28.48 to 83.06	37,581,106	—	0.40 to 0.90	31.09 to 32.08
Small Cap Value Fund	61.29 to 90.72	693,186	62.72 to 92.15	48,502,329	—	0.40 to 0.90	1.57 to 2.34

22

Note 6.    Financial Highlights (continued)

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Small Cap Index Fund	$23.31 to $25.38	129,158	$27.61 to $30.29	$3,852,742	—	0.40 to 0.90	18.46 to 19.35
Developed International Index Fund	13.64 to 14.85	281,729	14.59 to 16.01	4,415,505	—	0.40 to 0.90	6.97 to 7.78
International Equity Fund	31.07 to 61.79	1,426,076	35.55 to 70.49	68,535,027	—	0.40 to 0.90	14.07 to 14.93
Emerging Markets Equity Fund	12.47 to 13.58	1,380,197	13.67 to 14.99	20,066,762	—	0.40 to 0.90	9.6 to 10.43
Real Estate Securities Fund	44.00 to 50.51	394,071	42.41 to 48.88	18,597,831	—	0.40 to 0.90	-3.95 to -3.23
Aggressive Allocation Fund	19.98 to 21.76	140,986	21.66 to 23.77	3,311,600	—	0.40 to 0.90	8.43 to 9.25
Moderately Aggressive Allocation Fund	20.67 to 22.51	570,230	22.45 to 24.63	13,996,347	—	0.40 to 0.90	8.61 to 9.43
Moderate Allocation Fund	18.39 to 20.03	678,283	20.04 to 21.99	14,715,829	—	0.40 to 0.90	8.95 to 9.77
Moderately Conservative Allocation Fund	16.63 to 18.11	127,561	17.83 to 19.56	2,392,169	—	0.40 to 0.90	7.21 to 8.02
Conservative Allocation Fund	14.7 to 16.01	231,921	15.62 to 17.14	3,795,926	—	0.40 to 0.90	6.23 to 7.03

	January 1, 2019	December 31, 2019			For the Year ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.46 to $20.83	1,370,186	$12.65 to $21.03	$17,725,208	1.61	0.40 to 0.90	0.85 to 1.61
Limited Maturity Bond Fund	15.93 to 19.44	582,259	16.71 to 20.24	10,094,983	—	0.40 to 0.90	4.11 to 4.89
Quality Bond Fund	21.13 to 52.56	1,250,967	23.08 to 57.02	31,019,143	—	0.40 to 0.90	8.39 to 9.21
High Yield Bond Fund	30.19 to 82.08	453,116	34.77 to 94.34	18,763,348	—	0.40 to 0.90	14.82 to 15.68
Flexibly Managed Fund	50.58 to 213.37	4,230,014	62.98 to 263.97	317,287,800	—	0.40 to 0.90	23.59 to 24.52
Balanced Fund	18.81 to 20.33	912,777	22.72 to 24.74	21,626,993	—	0.40 to 0.90	20.75 to 21.66
Large Growth Stock Fund	15.99 to 67.01	1,539,064	20.77 to 86.85	53,719,167	—	0.40 to 0.90	29.46 to 30.44
Large Cap Growth Fund	18.49 to 21.14	399,495	25.75 to 29.56	11,565,522	—	0.40 to 0.90	38.73 to 39.78
Large Core Growth Fund	20.79 to 22.47	2,228,657	26.27 to 28.60	60,462,458	—	0.40 to 0.90	26.31 to 27.26
Large Cap Value Fund	22.06 to 92.06	1,073,480	27.13 to 112.99	42,651,733	—	0.40 to 0.90	22.61 to 23.53
Large Core Value Fund	16.28 to 17.59	1,688,995	20.95 to 22.81	36,948,402	—	0.40 to 0.90	28.73 to 29.7
Index 500 Fund	22.54 to 38.14	2,561,020	29.41 to 49.61	101,932,866	—	0.40 to 0.90	30.08 to 31.06
Mid Cap Growth Fund	17.40 to 36.65	886,229	23.91 to 50.19	33,417,821	—	0.40 to 0.90	36.95 to 37.98
Mid Cap Value Fund	34.85 to 48.64	640,220	40.60 to 56.50	29,821,151	—	0.40 to 0.90	16.16 to 17.04
Mid Core Value Fund	26.85 to 30.70	272,512	34.44 to 39.53	10,360,515	—	0.40 to 0.90	27.81 to 28.78
SMID Cap Growth Fund	23.07 to 24.93	138,214	31.58 to 34.39	4,690,060	—	0.40 to 0.90	36.92 to 37.95
SMID Cap Value Fund	22.02 to 23.80	125,519	26.19 to 28.52	3,506,162	—	0.40 to 0.90	18.96 to 19.86
Small Cap Growth Fund	16.96 to 49.78	1,031,836	21.66 to 63.36	31,406,429	—	0.40 to 0.90	27.29 to 28.24
Small Cap Value Fund	49.82 to 74.29	712,222	61.29 to 90.72	49,071,844	—	0.40 to 0.90	22.11 to 23.03
Small Cap Index Fund	18.86 to 20.39	128,767	23.31 to 25.38	3,215,956	—	0.40 to 0.90	23.55 to 24.48
Developed International Index Fund	11.36 to 12.27	263,251	13.64 to 14.85	3,817,119	—	0.40 to 0.90	20.13 to 21.03
International Equity Fund	24.37 to 48.62	1,518,268	31.07 to 61.79	63,800,726	—	0.40 to 0.90	27.11 to 28.06
Emerging Markets Equity Fund	10.58 to 11.44	1,459,148	12.47 to 13.58	19,237,433	—	0.40 to 0.90	17.81 to 18.7
Real Estate Securities Fund	33.35 to 38.13	391,796	44.00 to 50.51	19,092,656	—	0.40 to 0.90	31.49 to 32.47
Aggressive Allocation Fund	16.33 to 17.65	149,947	19.98 to 21.76	3,224,071	—	0.40 to 0.90	22.34 to 23.26
Moderately Aggressive Allocation Fund	17.11 to 18.49	539,548	20.67 to 22.51	12,096,687	—	0.40 to 0.90	20.83 to 21.74
Moderate Allocation Fund	15.62 to 16.88	723,516	18.39 to 20.03	14,303,688	—	0.40 to 0.90	17.74 to 18.63
Moderately Conservative Allocation Fund	14.59 to 15.77	177,848	16.63 to 18.11	3,089,798	—	0.40 to 0.90	13.97 to 14.83
Conservative Allocation Fund	13.36 to 14.44	271,453	14.7 to 16.01	4,212,380	—	0.40 to 0.90	10.04 to 10.86

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $20.85	1,356,428	$12.46 to $20.83	$17,366,568	0.55	0.40 to 0.90	(0.20) to 0.55
Limited Maturity Bond Fund	15.71 to 19.32	529,734	15.93 to 19.44	8,816,712	—	0.40 to 0.90	0.64 to 1.41
Quality Bond Fund	21.15 to 52.94	1,213,398	21.13 to 52.56	27,766,110	—	0.40 to 0.90	(0.82) to (0.07)
High Yield Bond Fund	31.03 to 84.55	479,038	30.19 to 82.08	17,207,882	—	0.40 to 0.90	(3.01) to (2.28)
Flexibly Managed Fund	50.34 to 213.74	4,387,947	50.58 to 213.37	267,282,361	—	0.40 to 0.90	(0.28) to 0.48

23

Note 6.    Financial Highlights (continued)

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Balanced Fund	$19.46 to $20.94	1,049,138	$18.81 to $20.33	$20,452,268	—	0.40 to 0.90	(3.61) to (2.88)
Large Growth Stock Fund	16.28 to 68.35	1,627,183	15.99 to 67.01	44,128,867	—	0.40 to 0.90	(2.05) to (1.31)
Large Cap Growth Fund	18.44 to 21.00	421,830	18.49 to 21.14	8,739,921	—	0.40 to 0.90	(0.08) to 0.67
Large Core Growth Fund	20.20 to 21.73	2,410,446	20.79 to 22.47	51,507,519	—	0.40 to 0.90	2.64 to 3.41
Large Cap Value Fund	24.02 to 100.41	1,189,809	22.06 to 92.06	38,358,291	—	0.40 to 0.90	(8.40) to (7.71)
Large Core Value Fund	17.51 to 18.83	1,871,261	16.28 to 17.59	31,593,244	—	0.40 to 0.90	(7.30) to (6.60)
Index 500 Fund	23.77 to 40.34	2,841,593	22.54 to 38.14	86,531,270	—	0.40 to 0.90	(5.47) to (4.76)
Mid Cap Growth Fund	17.44 to 36.83	951,870	17.40 to 36.65	26,099,032	—	0.40 to 0.90	(0.49) to 0.26
Mid Cap Value Fund	41.28 to 57.79	689,696	34.85 to 48.64	27,512,447	—	0.40 to 0.90	(15.83) to (15.20)
Mid Core Value Fund	31.00 to 35.30	292,742	26.85 to 30.70	8,637,586	—	0.40 to 0.90	(13.70) to (13.05)
SMID Cap Growth Fund	24.52 to 26.38	116,744	23.07 to 24.93	2,865,163	—	0.40 to 0.90	(6.21) to (5.50)
SMID Cap Value Fund	26.07 to 28.05	123,238	22.02 to 23.80	2,870,405	—	0.40 to 0.90	(15.80) to (15.16)
Small Cap Growth Fund	17.87 to 52.60	1,083,876	16.96 to 49.78	26,053,833	—	0.40 to 0.90	(5.36) to (4.64)
Small Cap Value Fund	57.84 to 86.92	771,881	49.82 to 74.29	43,473,427	—	0.40 to 0.90	(14.53) to (13.88)
Small Cap Index Fund	21.38 to 23.00	126,875	18.86 to 20.39	2,545,224	—	0.40 to 0.90	(12.04) to (11.37)
Developed International Index Fund	13.28 to 14.28	252,508	11.36 to 12.27	3,022,403	—	0.40 to 0.90	(14.71) to (14.06)
International Equity Fund	27.95 to 55.91	1,652,777	24.37 to 48.62	54,465,927	—	0.40 to 0.90	(13.05) to (12.39)
Emerging Markets Equity Fund	12.88 to 13.86	1,537,143	10.58 to 11.44	17,085,470	—	0.40 to 0.90	(18.08) to (17.46)
Real Estate Securities Fund	34.95 to 39.79	419,149	33.35 to 38.13	15,436,934	—	0.40 to 0.90	(4.91) to (4.19)
Aggressive Allocation Fund	18.14 to 19.51	145,765	16.33 to 17.65	2,543,339	—	0.40 to 0.90	(10.21) to (9.53)
Moderately Aggressive Allocation Fund	18.65 to 20.06	548,722	17.11 to 18.49	10,098,735	—	0.40 to 0.90	(8.53) to (7.83)
Moderate Allocation Fund	16.67 to 17.94	803,626	15.62 to 16.88	13,342,148	—	0.40 to 0.90	(6.59) to (5.88)
Moderately Conservative Allocation Fund	15.19 to 16.34	207,631	14.59 to 15.77	3,155,978	—	0.40 to 0.90	(4.19) to (3.47)
Conservative Allocation Fund	13.61 to 14.64	263,249	13.36 to 14.44	3,711,208	—	0.40 to 0.90	(2.08) to (1.34)

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $20.99	1,347,977	$12.39 to $20.85	$17,310,736	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.45 to 19.14	573,435	15.71 to 19.32	9,438,500	—	0.40 to 0.90	0.92 to 1.68
Quality Bond Fund	20.23 to 50.96	1,307,964	21.15 to 52.94	29,992,590	—	0.40 to 0.90	3.78 to 4.56
High Yield Bond Fund	29.02 to 79.22	531,887	31.03 to 84.55	19,531,331	—	0.40 to 0.90	6.62 to 7.42
Flexibly Managed Fund	43.78 to 187.08	4,579,041	50.34 to 213.74	279,038,429	—	0.40 to 0.90	14.14 to 14.99
Balanced Fund	17.10 to 18.32	1,122,286	19.46 to 20.94	22,567,661	—	0.40 to 0.90	13.41 to 14.26
Large Growth Stock Fund	12.28 to 51.66	1,703,882	16.28 to 68.35	47,382,388	—	0.40 to 0.90	32.17 to 33.16
Large Cap Growth Fund	14.45 to 16.38	434,635	18.44 to 21.00	8,946,085	—	0.40 to 0.90	27.24 to 28.19
Large Core Growth Fund	15.27 to 16.37	2,624,989	20.20 to 21.73	54,376,605	—	0.40 to 0.90	31.79 to 32.78
Large Cap Value Fund	21.05 to 88.18	1,266,547	24.02 to 100.41	44,654,612	—	0.40 to 0.90	13.75 to 14.60
Large Core Value Fund	15.26 to 16.35	1,986,614	17.51 to 18.83	35,973,824	—	0.40 to 0.90	14.35 to 15.20
Index 500 Fund	19.65 to 33.45	2,984,937	23.77 to 40.34	95,728,991	—	0.40 to 0.90	20.60 to 21.50
Mid Cap Growth Fund	13.78 to 29.20	995,393	17.44 to 36.83	27,185,844	—	0.40 to 0.90	26.13 to 27.08
Mid Cap Value Fund	35.30 to 49.57	728,940	41.28 to 57.79	34,372,318	—	0.40 to 0.90	16.58 to 17.45
Mid Core Value Fund	27.91 to 31.65	302,140	31.00 to 35.30	10,274,621	—	0.40 to 0.90	10.71 to 11.54
SMID Cap Growth Fund	19.30 to 20.68	111,755	24.52 to 26.38	2,902,222	—	0.40 to 0.90	26.61 to 27.56
SMID Cap Value Fund	23.16 to 24.82	137,388	26.07 to 28.05	3,769,116	—	0.40 to 0.90	12.16 to 13.00
Small Cap Growth Fund	14.38 to 42.45	1,134,596	17.87 to 52.60	28,710,791	—	0.40 to 0.90	23.91 to 24.84
Small Cap Value Fund	51.53 to 78.01	801,478	57.84 to 86.92	52,694,299	—	0.40 to 0.90	11.41 to 12.25
Small Cap Index Fund	18.87 to 20.22	121,544	21.38 to 23.00	2,741,460	—	0.40 to 0.90	12.94 to 13.79
Developed International Index Fund	10.70 to 11.47	244,432	13.28 to 14.28	3,401,798	—	0.40 to 0.90	23.59 to 24.52
International Equity Fund	21.32 to 42.78	1,700,329	27.95 to 55.91	64,362,728	—	0.40 to 0.90	30.70 to 31.68
Emerging Markets Equity Fund	9.58 to 10.26	1,565,052	12.88 to 13.86	21,090,735	—	0.40 to 0.90	34.02 to 35.03
Real Estate Securities Fund	32.67 to 37.05	454,037	34.95 to 39.79	17,458,956	—	0.40 to 0.90	6.60 to 7.40
Aggressive Allocation Fund	15.16 to 16.25	145,411	18.14 to 19.51	2,807,582	—	0.40 to 0.90	19.18 to 20.07
Moderately Aggressive Allocation Fund	15.92 to 17.06	618,495	18.65 to 20.06	12,352,817	—	0.40 to 0.90	16.71 to 17.58
Moderate Allocation Fund	14.69 to 15.74	754,030	16.67 to 17.94	13,320,968	—	0.40 to 0.90	13.15 to 14.00
Moderately Conservative Allocation Fund	13.86 to 14.85	209,811	15.19 to 16.34	3,307,033	—	0.40 to 0.90	9.17 to 9.99
Conservative Allocation Fund	12.84 to 13.76	278,473	13.61 to 14.64	3,979,398	—	0.40 to 0.90	5.58 to 6.38

24

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.12	1,564,144	$12.39 to $20.99	$20,048,088	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.06 to 18.80	548,159	15.45 to 19.14	8,911,585	—	0.40 to 0.90	1.82 to 2.59
Quality Bond Fund	19.39 to 49.17	1,387,495	20.23 to 50.96	30,484,551	—	0.40 to 0.90	3.54 to 4.31
High Yield Bond Fund	25.21 to 68.95	581,881	29.02 to 79.22	19,902,260	—	0.40 to 0.90	14.78 to 15.65
Flexibly Managed Fund	40.47 to 174.06	4,756,263	43.78 to 187.08	254,325,315	—	0.40 to 0.90	7.37 to 8.18
Balanced Fund	15.84 to 16.91	1,168,403	17.10 to 18.32	20,588,962	—	0.40 to 0.90	7.57 to 8.37
Large Growth Stock Fund	12.20 to 51.43	1,792,578	12.28 to 51.66	37,671,545	—	0.40 to 0.90	0.34 to 1.10
Large Cap Growth Fund	13.69 to 15.46	442,854	14.45 to 16.38	7,112,597	—	0.40 to 0.90	5.17 to 5.96
Large Core Growth Fund	15.32 to 16.35	2,887,578	15.27 to 16.37	45,180,928	—	0.40 to 0.90	(0.62) to 0.12
Large Cap Value Fund	18.94 to 79.52	1,319,486	21.05 to 88.18	40,963,728	—	0.40 to 0.90	10.78 to 11.62
Large Core Value Fund	13.98 to 14.92	2,111,412	15.26 to 16.35	33,248,962	—	0.40 to 0.90	8.73 to 9.55
Index 500 Fund	17.70 to 30.22	3,017,917	19.65 to 33.45	80,024,162	—	0.40 to 0.90	10.69 to 11.52
Mid Cap Growth Fund	13.01 to 27.64	1,049,247	13.78 to 29.20	22,526,453	—	0.40 to 0.90	5.63 to 6.42
Mid Cap Value Fund	30.26 to 42.61	795,931	35.30 to 49.57	32,106,855	—	0.40 to 0.90	16.33 to 17.20
Mid Core Value Fund	22.82 to 25.78	310,906	27.91 to 31.65	9,524,520	—	0.40 to 0.90	21.85 to 22.77
SMID Cap Growth Fund	18.23 to 19.46	109,069	19.30 to 20.68	2,209,212	—	0.40 to 0.90	5.48 to 6.27
SMID Cap Value Fund	18.57 to 19.82	159,433	23.16 to 24.82	3,855,009	—	0.40 to 0.90	24.27 to 25.20
Small Cap Growth Fund	13.29 to 39.34	1,198,741	14.38 to 42.45	24,486,636	—	0.40 to 0.90	7.90 to 8.71
Small Cap Value Fund	41.31 to 63.00	848,431	51.53 to 78.01	49,979,075	—	0.40 to 0.90	23.83 to 24.75
Small Cap Index Fund	15.74 to 16.80	104,228	18.87 to 20.22	2,063,537	—	0.40 to 0.90	19.48 to 20.37
Developed International Index Fund	10.71 to 11.43	246,086	10.70 to 11.47	2,754,219	—	0.40 to 0.90	(0.40) to 0.35
International Equity Fund	22.58 to 45.45	1,766,761	21.32 to 42.78	51,207,134	—	0.40 to 0.90	(5.87) to (5.16)
Emerging Markets Equity Fund	9.09 to 9.70	1,635,878	9.58 to 10.26	16,350,166	—	0.40 to 0.90	5.01 to 5.80
Real Estate Securities Fund	31.09 to 35.12	489,365	32.67 to 37.05	17,446,777	—	0.40 to 0.90	4.70 to 5.49
Aggressive Allocation Fund	14.17 to 15.12	152,875	15.16 to 16.25	2,426,210	—	0.40 to 0.90	6.66 to 7.46
Moderately Aggressive Allocation Fund	14.87 to 15.87	637,569	15.92 to 17.06	10,830,789	—	0.40 to 0.90	6.72 to 7.52
Moderate Allocation Fund	13.78 to 14.71	771,186	14.69 to 15.74	11,918,374	—	0.40 to 0.90	6.17 to 6.96
Moderately Conservative Allocation Fund	13.13 to 14.01	237,875	13.86 to 14.85	3,420,119	—	0.40 to 0.90	5.24 to 6.03
Conservative Allocation Fund	12.31 to 13.14	243,937	12.84 to 13.76	3,313,254	—	0.40 to 0.90	3.93 to 4.71

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2020 and through the Account I Financial Statement date of issuance of April 7, 2021. As a result of the COVID-19 pandemic, economic uncertainties have arisen that are likely to negatively impact the Variable Account’s net assets. The extent to which the COVID-19 pandemic impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

25

PM8674  05/21

PennMutual

The Penn Mutual Life Insurance Company

2020 Statutory Financial Statements

Prospectus 2020 Statutory Financial Statements    May 1, 2021

PricewaterhouseCoopers LLP, Two Commerce Square 2001 Market Street Suite 1800 Philadelphia, Pennsylvania 19103-7042 T: 267 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although no reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

February 18, 2021

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2020	2019

ADMITTED ASSETS
Bonds	$10,732,081	$10,421,103
Stocks:
Preferred	107,688	120,570
Common — affiliated	762,783	716,298
Common — unaffiliated	49,980	64,246
Real estate	30,955	32,062
Policy loans	433,491	396,411
Cash and short-term investments	314,979	311,382
Alternative assets	899,224	758,045
Derivatives	743,732	581,407
Other invested assets	886,874	809,315

TOTAL INVESTMENTS	14,961,787	14,210,839

Investment income due and accrued	113,904	134,608
Premiums due and deferred	123,867	106,469
Deferred tax asset	205,552	191,165
Corporate owned life insurance	234,721	231,012
Amounts recoverable from reinsurers	36,810	25,170
Other assets	49,522	57,513
Separate account assets	9,204,090	8,370,170

TOTAL ASSETS	$24,930,253	$23,326,946

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,130,112	$10,176,283
Dividends to policyholders payable in the following year	106,677	103,857
Policy claims in process	79,404	58,780
Interest maintenance reserve	4,081	105,176
Asset valuation reserve	261,204	192,420
Drafts outstanding	35,356	30,350
Funds held under coinsurance	1,516,818	993,897
Federal income taxes payable	19,526	2,117
Other liabilities	494,746	628,555
Derivatives	817,208	666,654
Separate account liabilities	9,204,090	8,370,170

TOTAL LIABILITIES	22,669,222	21,328,259

SURPLUS
Surplus notes	390,545	390,284
Unassigned surplus	1,870,486	1,608,403

TOTAL SURPLUS	2,261,031	1,998,687

TOTAL LIABILITIES AND SURPLUS	$24,930,253	$23,326,946

The accompanying notes are an integral part of these financial statements.

2020 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2020	2019

REVENUE
Premium and annuity considerations	$(598,360)	$1,159,299
Net investment income	620,515	654,555
Reserve adjustments on reinsurance ceded	1,209,143	426,075
Other revenue	417,893	354,844

TOTAL REVENUE	1,649,191	2,594,773

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,187,849	1,522,946
Increase in reserves for payment of future insurance and annuity benefits	84,639	838,322
Commissions	172,438	169,938
Operating expenses	324,367	320,427
Other expenses	60,850	57,257
Net transfer from separate accounts	(251,464)	(383,836)

TOTAL BENEFITS AND EXPENSES	1,578,679	2,525,054

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	70,512	69,719

Dividends to policyholders	108,654	98,433

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(38,142)	(28,714)

Federal income tax benefit	(39,373)	(73,310)

GAIN FROM OPERATIONS	1,231	44,596

Net realized capital gains, net of tax	4,899	12,976

NET INCOME	$6,130	$57,572

SURPLUS
Net income	$6,130	$57,572
Change due to reinsurance	250,628	(8,224)
Change in asset valuation reserve	(68,784)	(27,367)
Change in net unrealized capital gains, net of tax	69,155	150,200
Change in net deferred income tax	51,104	(9,513)
Change in funded status of postretirement plans, net of tax	(6,827)	(3,955)
Change in surplus notes	261	243
Change in valuation basis	(13,170)	—
Change in nonadmitted assets	(26,153)	(13,845)

Change in surplus	262,344	145,111

Surplus, beginning of year	1,998,687	1,853,576

Surplus, end of year	$2,261,031	$1,998,687

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2020	2019

OPERATIONS
Premium and annuity considerations	$762,889	$1,720,387
Net investment income	721,000	707,804
Other revenue	244,709	251,107

CASH PROVIDED BY OPERATIONS	1,728,598	2,679,298

Benefits paid	576,582	1,552,417
Commissions and operating expenses	516,730	359,288
Net transfers from separate accounts	(263,932)	(380,494)
Dividends to policyholders	16,921	17,894
Taxes (refunded) on operating income and realized investment losses	(13,701)	(32,712)

CASH USED IN OPERATIONS	832,600	1,516,393

NET CASH PROVIDED BY OPERATIONS	895,998	1,162,905

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	4,552,470	3,485,833
Preferred and common stocks	139,249	82,556
Alternative assets, real estate and other invested assets	63,110	120,507
Derivatives	8,623	18,749
Miscellaneous proceeds	14,441	—

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	4,777,893	3,707,645

Cost of investments acquired:
Bonds	4,721,008	3,894,823
Preferred and common stock	143,460	140,285
Alternative assets, real estate and other invested assets	239,824	306,246
Derivatives	286,225	125,891
Miscellaneous applications	28,363	—

TOTAL COST OF INVESTMENTS ACQUIRED	5,418,880	4,467,245

Net (increase) in policy loans	(26,894)	(30,180)

NET CASH USED IN INVESTMENT ACTIVITIES	(667,881)	(789,780)

FINANCING AND MISCELLANEOUS
Net (withdrawals) on deposit-type contracts	(144,460)	(429,053)
Other cash applied, net	(80,060)	96,464

NET CASH USED IN FINANCING AND MISCELLANEOUS	(224,520)	(332,589)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	3,597	40,536

Cash and short-term investments:
Beginning of year	311,382	270,846

End of year	$314,979	$311,382

…continued -

2020 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2020	2019

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisition	$176,528	$210,854
Premiums paid from benefits, dividends/policy loans and waivers	$130,606	$106,705
Common stock acquired as a return of capital/dividend	$7,432	$2,852
Other	$12,016	$21,089

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. myWorth, LLC, and certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2020 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve; (m)changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);

(n)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(o)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(p)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(q)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(r)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(s)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “ability and intent to not sell” criteria; and
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  Preferred Stock with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity.

During 2019, PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $107,152 and $104,050 as of December 31, 2020 and 2019, respectively, resulting in increases in surplus by these amounts on the Company’s financial statements.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2020 or 2019, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2020 and 2019.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. Impairment of affiliate goodwill is recognized through realized capital gains/ (losses).

Real Estate  Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these

2020 Statutory Financial Statements	Page 7

($ in Thousands)

derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2020				2019

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$577	$25,574	NA		$333	$17,072	NA
Uncollected loading	(558)	(4,974)	NA		(315)	(2,577)	NA

Net uncollected	$19	$20,600	$173	$20,792	$18	$14,495	$231	$14,744

Deferred premium	$18,370	$107,559	NA		$16,787	$90,212	NA
Deferred loading	(17,370)	(2,765)	NA		(15,429)	2,091	NA

Net deferred	$1,000	$104,794	$4	$105,798	$1,358	$92,303	$4	$93,665

Subtotal — gross deferred and uncollected				126,590				108,409
Nonadmitted				(2,723)				(1,940)

Premiums due and deferred , net				$123,867				$106,469

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage,

2020 Statutory Financial Statements	Page 9

($ in Thousands)

which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2020	2019

Equity funds	$199,966	$173,756
Bond funds	3,517	21,741
Money market funds	8,438	11,004
Other	22,800	24,511

Total	$234,721	$231,012

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,506 and $113,039, less accumulated depreciation of $102,062 and $100,654 at December 31, 2020 and 2019, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2020 and 2019 was $1,408 and $5,031, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets.

The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

2020 Statutory Financial Statements	Page 11

($ in Thousands)

The Company had $2,222,787 and $2,360,661 as of December 31, 2020 and December 31, 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  Policy Claims in Process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  Drafts Outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2020, the Company’s surplus exceeds these minimum levels.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2010 Notes was $192,756 and $192,596, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2010 Notes is $156,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2004 Notes was $197,789 and $197,688, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2004 Notes is $216,420.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2020 Statutory Financial Statements	Page 13

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable.Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $800,000. As of December 31, 2019, there were $150,000 in outstanding borrowings and the maximum borrowed during the year was $615,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2020, the Company adopted Changes to VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The Company realized the full impact of the new regulation in 2020 as an accounting change recognized as a change in valuation basis through an adjustment to surplus in the amount of $13,170.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP No. 100R, “Fair Value”. The revisions eliminated disclosures on transfers between Levels 1 and 2.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning-of-period and end-of-period cash amounts on the statement of cash flow. The new guidance was effective for the year ending December 31, 2019. Adoption of this guidance was not material to the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2020	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$660,567	$5,207	$2,144	$663,630
Other Governments	6,000	200	12	6,188
States, Territories and Possessions	32,329	6,394	—	38,723
Political Subdivisions	210,165	26,641	—	236,806
Special Revenue	824,099	125,743	1,605	948,237
Industrial and Miscellaneous	4,916,620	947,435	7,036	5,857,019
Residential Mortgage-backed Securities	616,395	23,605	1,281	638,719
Commercial Mortgage-backed Securities	1,673,635	82,085	11,602	1,744,118
Asset-backed Securities	1,472,943	46,418	21,462	1,497,899
Hybrid Securities	307,046	23,545	1,670	328,921
SVO Identified Funds	532	—	—	532
Bank Loans	11,750	99	21	11,828

Total Bonds	10,732,081	1,287,372	46,833	11,972,620
Preferred Stock	107,688	4,601	484	111,805

Total Bonds and Preferred Stock	$10,839,769	$1,291,973	$47,317	$12,084,425

		Gross Unrealized Capital
2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$606,540	$955	$15,422	$592,073
Other Governments	7,000	—	5	6,995
States, Territories and Possessions	70,259	10,611	—	80,870
Political Subdivisions	220,182	25,719	183	245,718
Special Revenue	798,718	126,288	1,058	923,948
Industrial and Miscellaneous	4,542,328	569,800	12,719	5,099,409
Residential Mortgage-backed Securities	645,191	19,271	388	664,074
Commercial Mortgage-backed Securities	1,778,121	80,084	8,675	1,849,530
Asset-backed Securities	1,435,508	33,085	9,616	1,458,977
Hybrid Securities	289,904	12,377	763	301,518
SVO Identified Funds	9,965	34	114	9,885
Bank Loans	17,387	198	135	17,450

Total Bonds	10,421,103	878,422	49,078	11,250,447
Preferred Stock	120,570	3,725	1,584	122,711

Total Bonds and Preferred Stock	$10,541,673	$882,147	$50,662	$11,373,158

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $122,022 and $130,885, respectively, of subprime mortgages.

2020 Statutory Financial Statements	Page 15

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2020	2019

Debt securities — Available for sale	Collateral — FHLB	$—	$206,853
Debt securities — Available for sale	Reinsurance agreements	3,422,834	2,572,464
Debt securities — Available for sale	New York 109 trust agreement	3,136,924	—
Debt securities — Available for sale	Collateral — Derivatives	287,408	76,717
Debt securities — Available for sale	State deposit	3,622	3,544
Equity securities — Common stock unaffiliated	FHLB Stock	2,489	8,566
Equity securities — Common stock unaffiliated	Reinsurance agreements	34,293	84,618
Cash	Collateral — Derivatives	19,997	170,209
Cash	State deposit	927	927

Total Restricted Assets		$6,908,494	$3,123,898

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$84,839	$86,733
Due after one year through five years	1,149,244	1,213,892
Due after five years through ten years	1,278,722	1,476,271
Due after ten years	4,456,303	5,314,989
Residential Mortgage-backed Securities(1)	615,746	638,719
Commercial Mortgage-backed Securities(1)	1,674,284	1,744,117
Asset-backed Securities(1)	1,472,943	1,497,898

Total Bonds	10,732,081	11,972,619
Preferred Stock	107,688	111,804

Total Bonds and Preferred Stock	$10,839,769	$12,084,423

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $274,123, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.3 years.

At December 31, 2020, the Company had no industry concentration greater than 5% of the Company’s portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2020	2019

Balance, beginning of period	$12,838	$24,610
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,294)	(7,925)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	(11,252)
Credit loss impairment recognized in the current period on securities not previously impaired	—	2,294
Additional credit loss impairments recognized in the current period on securities previously impaired	—	5,111

Balance, end of period	$8,544	$12,838

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2020 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$78,544	$1,662	$834	$482	$79,378	$2,144	60
Other Governments	4,988	12	—	—	4,988	12	2
Special Revenue	39,034	546	3,371	1,059	42,405	1,605	208
Industrial and Miscellaneous	95,987	2,703	42,238	4,333	138,225	7,036	1,634
Residential Mortgage-backed Securities	24,345	1,075	3,023	206	27,368	1,281	182
Commercial Mortgage-backed Securities	278,239	8,956	30,095	2,646	308,334	11,602	400
Asset-backed Securities	268,932	16,714	268,830	4,748	537,762	21,462	322
Hybrid Securities	40,785	811	15,441	859	56,226	1,670	90
Bank Loans	5,529	21	—	—	5,529	21	6

Total Bonds	836,383	32,500	363,832	14,333	1,200,215	46,833	2,904
Preferred Stock	27,109	395	2,808	89	29,917	484	44

Total Bonds and Preferred Stock	$863,492	$32,895	$366,640	$14,422	$1,230,132	$47,317	2,948

2020 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$404,028	$14,425	$12,990	$997	$417,018	$15,422	80
Other Governments	5,000	—	1,995	5	6,995	5	2
Political Subdivisions	14,088	183	—	—	14,088	183	41
Special Revenue	4,930	71	23,179	987	28,109	1,058	417
Industrial and Miscellaneous	154,726	4,885	86,476	7,834	241,202	12,719	1,503
Residential Mortgage-backed Securities	61,625	168	9,348	220	70,973	388	104
Commercial Mortgage-backed Securities	267,251	5,074	43,301	3,601	310,552	8,675	267
Asset-backed Securities	480,356	2,271	277,689	7,345	758,045	9,616	302
Hybrid Securities	5,225	46	18,954	717	24,179	763	89
SVO Identified Funds	—	—	9,885	114	9,885	114	6
Bank Loans	3,138	135	—	—	3,138	135	9

Total Bonds	1,400,367	27,258	483,817	21,820	1,884,184	49,078	2,820
Preferred Stock	23,338	39	9,276	1,545	32,614	1,584	46

Total Bonds and Preferred Stock	$1,423,705	$27,297	$493,093	$23,365	$1,916,798	$50,662	2,866

Included in the December 31, 2020 and 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $0 and $3,123, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2020	$63,674	$1,508	$15,202	$49,980
December 31, 2019	76,434	398	12,586	64,246

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2020	$22,184$	6,636	$20,239$	8,566	$42,423	$15,202
December 31, 2019	5,961	454	41,779	12,132	47,740	12,586

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 24 individual securities. There were 12 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2020 and 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2020 and 2019 was $2,489 and $2,566, respectively. The Company also invested $0 and $6,000 in FHLB-PGH Activity Stock as of December 31, 2020 and 2019, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2020 and 2019, the Company’s borrowing capacity with the FHLB-PGH was $728,008 and $1,375,908, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2020	Maximum during 2020	December 31, 2019	Maximum during 2019

Carrying value	$—	$997,886	$181,521	$756,815
Fair value	—	1,032,757	211,653	820,281

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2020 and 2019 was $4,819 and $11,955, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2020, the Company did not recognize any other than temporary impairments on loan-backed securities.

For the year ended December 31, 2019, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2019	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,965	—	2,294	2,671

Total other-than-temporary impairments	$4,965	$—	$2,294	$2,671

In addition, during the years ended December 31, 2020 and 2019, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2020 and 2019, accumulated depreciation on real estate amounted to $27,643 and $26,118, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2020, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $2,919 and $3,823 for the years ended December 31, 2020 and 2019, respectively, associated with other-than-temporary impairments of certain alternative assets.

2020 Statutory Financial Statements	Page 19

($ in Thousands)

Unfunded commitments for alternative assets were $356,218 and $427,924 for the years ended December 31, 2020 and 2019.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2020 and 2019 were as follows:

December 31,	2020	2019

LIHTC	$23,766	$31,928
Receivable for securities	2,114	16,555
Notes receivable — affiliates	430,000	420,000
Investments in affiliates	188,992	161,487
Investment in Private Funds/PMUBX	240,620	177,963
Other	1,382	1,382

Total other invested assets	$886,874	$809,315

Other invested assets-affiliated represents the Company’s investment in ISP, myWorth, PMAM, PMAM’s Private Funds/ PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2020 and 2019. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2020 or 2019.

Commitments of $31 and $649 for the years ended December 31, 2020 and 2019, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 3 and 8 years and required holding periods for its LIHTC investments between 6 and 11 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2020	2019

Income:
Bonds and preferred stock	$495,661	$494,906
Common stock — unaffiliated	6,065	7,008
Real estate	3,588	3,519
Policy loans	19,986	18,374
Alternative assets	72,013	83,159
Other invested assets	56,232	80,499
Other	9,462	10,449
Derivatives	11,187	405
IMR amortization	(1,627)	7,685

Total investment income	672,567	706,004

Expenses:
Surplus note interest	28,811	28,793
Depreciation of real estate	1,525	1,520
Other investment expenses	21,716	21,136

Total investment expenses	52,052	51,449

Net Investment Income	$620,515	$654,555

Included in the table above (Bonds and preferred stock) for 2020 is $2,603 of investment income attributable to securities disposed of as a result of a callable feature, spread over 18 securities.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

During 2020 and 2019, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2020			2019

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$3,797,420	$249,064	$30,960	$2,873,827	$147,957	$9,452
Preferred stock	9,500	—	1,686	10,525	279	5
Common stock	87,103	4,581	18,975	44,156	1,607	1,051

There was no nonadmitted accrued investment income at December 31, 2020 and 2019.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2020	2019

Realized capital losses	$(54,741)	$(21,665)
Less amount transferred to IMR	(130,027)	(64,290)
Less Taxes:
Transferred to IMR	27,306	13,501
Capital gains	43,081	16,148

Net Realized Capital Gains/(Losses)	$4,899	$12,976

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2020 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,982,080 and $8,197,799 at December 31, 2020 and 2019, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $222,010 and $172,371 at December 31, 2020 and 2019, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

YEARS ENDED DECEMBER 31,	2020	2019

Premiums considerations and deposits	$350,490	$429,750
Reserves at December 31, at market value	9,090,791	8,244,402
Subject to discretionary withdrawal at market value	9,090,791	8,244,402

2020 Statutory Financial Statements	Page 21

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

YEARS ENDED DECEMBER 31,	2020	2019

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$350,490	$429,750
Transfers from separate accounts	(601,954)	(813,586)

Transfers as reported in the Statements of Income	$(251,464)	$(383,836)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2020	2019

Enhanced Deferred Individual Annuity	$7,425,298	$6,793,664
Single Life Variable Universal Life	848,592	752,478
Basic Deferred Individual Annuity	397,432	371,973
Joint Life Variable Universal Life	310,759	279,684
Deferred Group Annuity	222,009	172,371

Total	$9,204,090	$8,370,170

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $65,636 and $63,504 for the years ended December 31, 2020 and 2019, respectively and $301,982 for the five-year period between 2016 and 2020.

For the years ended December 31, 2020 and 2019, the general account of the Company has paid $1,355 and $266, respectively, towards separate account guarantees, and $3,776 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2020 and 2019, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $13,407 and $2,218 at December 31, 2020 and 2019, respectively

DECEMBER 31,		2020			2019
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$871	$—	$24,076	$2,125	$—
Equity futures	221,321	88	(86)	37,810	34	(17)
Equity options	501,212	15,035	(60,556)	1,856,843	63,602	(103,955)
Inflation swaps	320,000	9,745	(4,523)	125,000	—	(5,688)
Interest rate futures	—	—	—	125,946	—	(156)
Interest rate swaps	11,492,999	453,460	(253,432)	10,260,800	330,505	(210,270)
Swaptions	760,000	968	(2,589)	1,680,000	575	(4,553)
Total return swaps	3,156,730	249,914	(483,745)	3,260,369	177,007	(342,015)
Treasury forwards	83,000	244	(1,301)	122,000	5,278	—
Treasury swaps	200,000	—	(10,976)	—	—	—

Total	$16,758,525	$730,325	$(817,208)	$17,492,844	$579,126	$(666,654)

2020 Statutory Financial Statements	Page 23

($ in Thousands)

YEARS ENDED DECEMBER 31,	2020		2019
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Credit default swaps	$—	$—	$(182)$	(218)
Currency swaps	689	(35)	766	(1)
Equity options	—	(30,185)	—	(16,937)
Equity futures	—	(5,601)	—	(15,036)
Inflation swaps	(1,498)	472	(1,609)	—
Interest rate futures	—	16,040	—	(4,944)
Interest rate swaps	7,001	(166,062)	(6,715)	(109,542)
Swaptions	—	6,135	—	2,020
Total return swaps	3,946	(113,942)	8,684	(14,253)
Treasury forwards	—	29,008	—	14,420
Treasury swaps	1,049	—	(539)	1,479

Total	$11,187	$(264,170)	$405	$(143,012)

1	$(362,529) and $(178,789) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2020 and 2019, respectively.

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2020	2019

Credit default swaps	$—	$401
Currency swaps	(1,254)	1,149
Equity futures	(208)	614
Equity options	(23,430)	(13,510)
Inflation swaps	10,910	1,031
Interest rate futures	1,284	2,121
Interest rate swaps	80,355	144,053
Swaptions	3,566	585
Total return swaps	(66,022)	(109,099)
Treasury forwards	(6,334)	3,565
Treasury swaps	(10,976)	585

Total	$(12,109)	$31,495

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2020 and 2019, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2020 and 2019, the Company pledged net collateral of $287,408 and $212,716, respectively, in the form of securities. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2020 and 2019, the Company pledged collateral for futures contracts of $13,407 and $2,281, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and

2020 Statutory Financial Statements	Page 25

($ in Thousands)

reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2020, there were 4 debt securities carried at fair value of $1,732 that were valued in this manner. As of December 31, 2019, there were 3 debt securities carried at fair value of $4,443 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2020 Statutory Financial Statements	Page 27

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$169	$—	$169
Commercial MBS	—	1,222	—	1,222
SVO Identified Funds	532	—	—	532

Total Bonds	532	1,391	—	1,923
Preferred Stock	—	—	783	783
Common stock — unaffiliated	47,481	—	2,500	49,981
Derivatives:
Futures	88	—	—	88
Options	—	16,246	—	16,246
Swaps	—	713,991	—	713,991

Total derivatives	88	730,237	—	730,325

Total investments	48,101	731,628	3,283	783,012
Separate account assets	9,204,090	—	—	9,204,090

Total assets	$9,252,191	$731,628	$3,283	$9,987,102

Liabilities:
Derivatives:
Futures	(86)	—	—	(86)
Options	—	(64,446)	—	(64,446)
Swaps	—	(752,676)	—	(752,676)

Total liabilities	$(86)	$(817,122)	$—	$(817,208)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$5,038	$—	$5,038
Commercial MBS	—	9,886	—	9,886
Asset-backed securities	—	195	—	195
SVO Identified Funds	9,999	—	—	9,999

Total Bonds	9,999	15,119	—	25,118
Preferred Stock	—	—	783	783
Common stock — unaffiliated	55,658	—	8,577	64,235
Derivatives:
Futures	34	—	—	34
Options	—	64,177	—	64,177
Swaps	—	514,915	—	514,915

Total derivatives	34	579,092	—	579,126

Total investments	65,691	594,211	9,360	669,262
Separate account assets	8,370,170	—	—	8,370,170

Total assets	$8,435,861	$594,211	$9,360	$9,039,432

Liabilities:
Derivatives:
Futures	(172)	—	—	(172)
Options	—	(108,508)	—	(108,508)
Swaps	—	(557,974)	—	(557,974)

Total liabilities	$(172)	$(666,482)	$—	$(666,654)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no securities transferred in or out of Level 3 for the year ended December 31, 2020.

2020 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2020 and 2019 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2020	$—	$—	$783	$8,577	$9,360
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	34,800	34,800
(Sales)	—	—	—	(40,877)	(40,877)

Balance, December 31, 2020	$—	$—	$783	$2,500	$3,283

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2019	$—	$—	$—	$26,463	$26,463
Transfers in	—	—	783	—	783
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—	—	—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	16,125	16,125
(Sales)	—	—	—	(34,011)	(34,011)

Balance, December 31, 2019	$—	$—	$783	$8,577	$9,360

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2020:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$783	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	2,489	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$3,283

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,972,616	$10,732,081	$541,048	$11,191,930	$239,638
Preferred stock	111,804	107,688	91,037	19,430	1,337
Common stock-unaffiliated	49,980	49,980	47,491	—	2,489
Cash and short-term investments	314,979	314,979	314,979	—	—
Derivatives	730,325	743,732	88	730,237	—
Separate Account assets	9,204,090	9,204,090	9,204,090	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,404,895	$2,392,470	$—	$—	$2,404,895
Derivatives	817,208	817,122	86	817,122	—
Separate Account liabilities	9,204,090	9,204,090	9,204,090	—	—

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,260,298	$10,421,103	$534,105	$10,476,223	$249,970
Redeemable preferred stock	122,710	120,570	72,595	48,779	1,337
Common stock-unaffiliated	64,235	64,246	55,670	—	8,566
Cash and short-term investments	311,382	311,382	311,382	—	—
Derivatives	579,126	581,407	34	579,092	—
Separate Account assets	8,370,170	8,370,170	8,370,170	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,693	$2,493,999	$—	$—	$2,474,693
Derivatives	666,654	666,654	172	666,482	—
Separate Account liabilities	8,370,170	8,370,170	8,370,170	—	—

2020 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$450,632	$439,441	$456,872	$—	$—	$—
Universal Life with Secondary
Guarantees	1,849,595	1,759,260	4,185,254	—	—	—
Indexed Universal Life	1,102,835	1,065,737	1,087,109	—	—	—
Indexed Universal Life with
Secondary Guarantees	124,306	117,487	236,961	—	—	—
Other Permanent Cash Value Life
Insurance	—	4,554,096	5,058,701	—	—	—
Variable Universal Life	241,981	233,651	235,586	1,197,922	1,156,686	1,156,686
Miscellaneous Reserves	—	—	73,365	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	388,980	—	—	—
Accidental Death Benefits	—	—	230	—	—	—
Disability — Active Lives	—	—	25,765	—	—	—
Disability — Disabled Lives	—	—	13,759	—	—	—
Miscellaneous Reserves	—	—	35,745	—	—	—

Total	3,769,349	8,169,672	11,798,327	1,197,922	1,156,686	1,156,686
Less: Reinsurance ceded	2,685,104	2,579,699	4,488,139	—	—	—

Net	$1,084,245	$5,589,973	$7,310,188	$1,197,922	$1,156,686	$1,156,686

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $298,259 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

	General Account			Separate Account
December 31, 2019	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$406,742	$394,879	$459,265	$—	$—	$—
Universal Life with Secondary
Guarantees	1,818,866	1,715,014	3,962,633	—	—	—
Indexed Universal Life	973,686	923,822	947,121	—	—	—
Indexed Universal Life with
Secondary Guarantees	113,662	105,795	211,416	—	—	—
Other Permanent Cash Value Life
Insurance	—	3,808,674	4,205,259	—	—	—
Variable Universal Life	208,738	204,648	202,331	1,036,947	1,027,444	1,027,444
Miscellaneous Reserves	—	—	35,152	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	364,301	—	—	—
Accidental Death Benefits	—	—	235	—	—	—
Disability — Active Lives	—	—	23,244	—	—	—
Disability — Disabled Lives	—	—	14,217	—	—	—
Miscellaneous Reserves	—	—	25,312	—	—	—

Total	3,521,694	7,152,832	10,450,486	1,036,947	1,027,444	1,027,444
Less: Reinsurance ceded	1,853,714	1,756,805	3,360,740	—	—	—

Net	$1,667,980	$5,396,027	$7,089,746	$1,036,947	$1,027,444	$1,027,444

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	168,479	—	168,479	2%
At fair value	—	7,716,170	7,716,170	71%

Subtotal	168,479	7,716,170	7,884,649	72%

At book value — without adjustment	1,655,252	—	1,655,252	15%
Not subject to discretionary withdrawal	1,122,071	217,935	1,340,006	12%

Total annuity reserves and deposit liabilities gross	2,945,802	7,934,105	10,879,907	100%

Less: Reinsurance ceded	135,510	—	135,510

Total Annuity Reserves and Deposit Liabilities, Net	$2,810,292	$7,934,105	$10,744,397

2020 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $17,826 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	157,988	—	157,988	2%
At fair value	—	7,050,706	7,050,706	68%

Subtotal	157,988	7,050,706	7,208,694	70%

At book value — without adjustment	1,782,278	—	1,782,278	17%
Not subject to discretionary withdrawal	1,140,322	166,252	1,306,574	13%

Total annuity reserves and deposit liabilities gross	3,080,588	7,216,958	10,297,546	100%

Less: Reinsurance ceded	3,851	—	3,851

Total Annuity Reserves and Deposit Liabilities, Net	$3,076,737	$7,216,958	$10,293,695

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2020	2019

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$182,504	$198,893
Policyholders’ reserves — individual annuities	2,076,915	2,211,708
Liabilities for deposit-type contracts	505,756	650,216
VM-21 reserves	45,117	15,920

Subtotal	2,810,292	3,076,737

Separate Account Annual Statement:
Annuities	7,934,105	7,216,958
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,934,105	7,216,958

Total Reserves	$10,744,397	$10,293,695

As of December 31, 2020 and 2019, the Company has recorded reserves of $0 and $150,479, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2020	2019

Account value	$7,184,525	$7,248,174
Net amount at risk	13,129	17,851

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,725	$283,251	$275,573
GMWB	12,581	3,038,652	2,976,734
GMWB w/ DB	1,070	234,075	229,316
GMWB w/ inflation	11,409	2,527,472	2,501,730
GMWB w/ inflation w/ DB	270	56,640	55,388
GMAB/GMWB	2,630	535,179	534,807

Total	29,685	$6,675,269	$6,573,548

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,767	$253,785	$246,223
GMWB	12,550	2,698,931	2,635,894
GMWB w/ DB	1,084	216,896	211,416
GMWB w/ inflation	11,745	2,358,235	2,329,171
GMWB w/ inflation w/ DB	268	51,519	50,032
GMAB/GMWB	2,835	522,751	522,210

Total	30,249	$6,102,117	$5,994,946

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder

2020 Statutory Financial Statements	Page 35

($ in Thousands)

behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $7,124,398 and $7,141,715, as of December 31, 2020 and 2019, respectively. During 2020 and 2019, there was no release of reserves as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $73,661 and $76,191, as of December 31, 2020 and 2019, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

Effective December 31, 2019, the Vantis qualified pension plan was merged into the funded non-contributory defined benefit pension plan of its parent, the Company. As a result of the merger, assets of $11,227 and liabilities of $13,551 transferred from the Vantis plan to the pension plan of the Company. The Company recognized a settlement loss totaling $2,324; $1,307 is included in other expenses in the Statements of Income and $1,017 is included as a reduction to surplus in the Change in funded status of postretirement plans in Statements of Changes in Capital and Surplus.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$200,159	$169,233	$17,421	$16,197
Service cost	—	—	298	273
Interest cost	5,536	6,503	444	595
Actuarial loss/(gain)	13,547	21,107	541	1,373
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan merger	—	13,551	—	—

Projected benefit obligation at end of year	$208,428	$200,159	$17,767	$17,421

The discount rate was 2.49% at December 31, 2020 and 3.29% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2020.

The discount rate was 2.45% at December 31, 2020 and 3.19% at December 31, 2019 which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2020.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate(1)	2.49%	3.29%	2.45%	3.19%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2020 discount rates are 2.13%, 2.02%, and 0.89% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.20%	6.50%	6.50%	6.80%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

2020 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Change in plan assets:
Fair value of plans assets at beginning of year	$213,878	$180,814	$—	$—
Actual return on plan assets	18,371	29,464	—	—
Employer contribution	2,640	2,608	937	1,017
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan Merger	—	11,227	—	—

Fair value of plan assets at end of year	$224,075	$213,878	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2020:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$87,754	$—	$—	$87,754
Bond funds	122,007	6,140	—	128,147
Money market funds	8,174	—	—	8,174

Total	$217,935	$6,140	$—	$224,075

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2019:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,843	$—	$—	$81,843
Bond funds	75,548	47,626	—	123,174
Money market funds	8,861	—	—	8,861

Total	$166,252	$47,626	$—	$213,878

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2020 and 2019 was a 40%-60%/40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2020 and 2019 are as follows:

	2020 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2020	2019

Equity funds	40.0%	39.2%	38.3%
Bond funds	60.0%	57.2%	57.6%
Money market funds	—%	3.6%	4.1%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2020 and 2019 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Benefit obligation	$(208,428)	$(200,159)	$(17,767)	$(17,421)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Prepaid pension asset (nonadmitted)	$39,949	$39,456	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(24,302)	(25,737)	(17,767)	(17,421)

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

2020 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2020	2019	2020	2019

Projected benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	39,949	39,456	(24,302)	(25,737)

Accumulated benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Unrecognized prior service cost	$143	$163	$1,066	$1,507
Unrecognized actuarial (gain)/loss	57,325	48,882	(1,886)	(2,545)

Total	$57,468	$49,045	$(820)	$(1,038)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2020 and 2019, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$49,045	$45,411	$(1,038)	$(2,411)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	—	(441)	(246)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	163	—	—
Net actuarial loss/(gain) arising during the period	9,844	4,024	541	1,373
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,401)	(1,407)	118	246
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	854	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$57,468	$49,045	$(820)	$(1,038)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2021 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$20	$441
Amortization of actuarial net (gain)/loss	1,852	(118)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Service cost	$—	$—	$298	$273
Interest cost	5,536	6,503	444	595
Expected return on plan assets	(14,669)	(12,380)	—	—
Amortization of prior service cost/(credit)	20	—	441	246
Amortization of actuarial losses/(gains)	1,401	1,407	(118)	(246)

Total net periodic benefit (credit)/cost	$(7,712)	$(4,470)	$1,065	$868

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate for benefit obligations	3.28%	4.29%	3.24%	3.19%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.80%	6.80%	7.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2025	2025

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Employer Contributions	$2,440	$2,608	$937	$1,017
Benefits Paid	$(10,814)	$(10,235)	$(937)	$(1,017)

2020 Statutory Financial Statements	Page 41

($ in Thousands)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2021, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,597 and $1,265, respectively. The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2020 and 2019. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2021	$11,597	$1,265
2022	11,432	1,266
2023	11,482	1,245
2024	11,508	1,217
2025	11,555	1,194
Years 2026-2030	57,639	5,557

Total	$115,213	$11,744

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2020, and 2019, the expense recognized for these plans was $8,610 and $8,460 respectively.

Note 10.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2020 and 2019.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$435,105	$11,362	$446,467	$372,227	$11,657	$383,884

Adjusted gross DTAs	435,105	11,362	446,467	372,227	11,657	383,884
Adjusted gross DTAs nonadmitted	(75,774)	—	(75,774)	(45,506)	—	(45,506)

Subtotal admitted adjusted DTA	359,331	11,362	370,693	326,721	11,657	338,378
Gross DTL	(119,704)	(45,437)	(165,141)	(113,966)	(33,247)	(147,213)

Net admitted DTA/(DTL)	$239,627	$(34,075)	$205,552	$212,755	$(21,590)	$191,165

Description	Changes during 2020

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$62,878	$(295)	$62,583
Adjusted gross DTAs	62,878	(295)	62,583
Adjusted gross DTAs nonadmitted	(30,268)	—	(30,268)

Subtotal admitted adjusted DTA/(DTL)	32,610	(295)	32,315
Gross DTL	(5,738)	(12,189)	(17,927)

Net admitted DTA/(DTL)	$26,872	$(12,484)	$14,388

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$194,190	$11,362	$205,552	$179,508	$11,657	$191,165
1. Adjusted gross DTA expected to be realized	194,190	11,362	205,552	179,508	11,657	191,165
2. Adjusted gross DTA allowed per limitation threshold	—	—	306,605	—	—	268,670
Adjusted gross DTA offset by existing DTLs	165,141	—	165,141	147,213	—	147,213

Total admitted DTA realized within 3 years	$359,331	$11,362	$370,693	$326,721	$11,657	$338,378

2020 Statutory Financial Statements	Page 43

($ in Thousands)

Description	Changes during 2020

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$14,682	$(295)	$14,387
1. Adjusted gross DTA to be realized	14,682	(295)	14,387
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	17,929	—	17,929

Total admitted DTA realized within 3 years	$32,611	$(295)	$32,316

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	456%	454%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,456,023	$2,116,827

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	72%	100%	73%	67%	100%	68%	6%	—%	5%
Net admitted DTAs	93%	100%	93%	88%	100%	88%	5%	—%	5%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2020	2019

Current federal income tax expense/(benefit)	$(39,373)	$(73,310)
Income tax effect on realized capital gains/(losses)	43,081	29,649

Federal and foreign income taxes incurred	$3,708	$(43,661)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2020	2019	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$93,068	$92,717	$351
DAC	110,025	93,702	16,323
Deferred compensation	33,261	28,870	4,391
Nonadmitted assets	13,441	14,229	(788)
AMT credits	—	478	(478)
LIHTC credits	73,953	70,350	3,603
NOL Carryforward	—	14,567	(14,567)
Coinsurance transaction	2,800	4,417	(1,617)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	66,867	12,618	54,249
Other — ordinary	5,347	3,936	1,411

Subtotal — Gross ordinary DTAs	435,105	372,227	62,878
Nonadmitted ordinary DTAs	(75,774)	(45,506)	(30,268)

Admitted ordinary DTAs	359,331	326,721	32,610
Capital:
OTTI on Investments	11,362	11,657	(295)

Gross capital DTAs	11,362	11,657	(295)

Admitted capital DTAs	11,362	11,657	(295)

Admitted DTAs	370,693	338,378	32,315
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(82,004)	(70,789)	(11,215)
Future Policy Benefits — 8 year spread	(30,179)	(36,219)	6,040
Other	(7,521)	(6,958)	(563)

Ordinary DTLs	(119,704)	(113,966)	(5,738)
Capital:
Alternative asset investments	(31,613)	(27,688)	(3,925)
Other	(13,824)	(5,559)	(8,265)

Capital DTLs	(45,437)	(33,247)	(12,190)

DTLs	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$205,552	$191,165	$14,387

2020 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2020	2019	Change

Total deferred tax assets	$446,467	$383,884	$62,583
Total deferred tax liabilities	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$281,326	$236,671	$44,655

Tax effect of net unrealized gains/(losses)			8,264
Tax effect of postretirement liability			(1,815)

Change in net deferred income tax			$51,104

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2020 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(92,883)	$(19,505)	21.00%
Income from affiliates	(29,379)	(6,170)	6.64%
Separate account dividend received deduction	(42,537)	(8,933)	9.62%
LIHTC	—	(10,370)	11.16%
Executive benefits	(6,820)	(1,432)	1.54%
IMR tax adjustment	1,627	342	-0.37%
Dividends received deduction	(4,136)	(869)	0.94%
Other	(2,180)	(459)	0.49%

Total	$(176,308)	$(47,396)	51.03%

Federal income taxes incurred		$(39,373)	42.39%
FIT expense/(benefit) on realized capital gains/losses		70,387	(75.78)%
FIT in IMR gains/losses		(27,306)	29.40%
Change in net deferred income tax		(51,104)	55.02%

Total Statutory Taxes		$(47,396)	51.03%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2020, the company utilized $16,283 (including $1,716 of true-up related to the filing of the 2019 tax return) of net operating loss carryforwards available from 2015 and 2016. In addition, the Company utilized $6,582 of the total LIHTC available of $70,350 as of December 31, 2019 that will expire starting in 2030.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) provides for all Alternative Minimum Tax (“AMT”) credits to be treated as refundable beginning with the filing of the 2019 tax return. At December 31, 2020, the Company had a current year recoverable of $1,976 with no credit carryforwards.

There was no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Tax years 2017 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2020 and 2019, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2020:
Premium and annuity considerations	$2,160,387	$9,855	$2,768,602	$(598,360)
Reserves and funds for payment of insurance and annuity benefits	14,981,770	3,331	4,854,989	10,130,112

December 31, 2019:
Premium and annuity considerations	$2,146,875	$8,235	$995,811	$1,159,299
Reserves and funds for payment of insurance and annuity benefits	13,775,179	3,389	3,602,285	10,176,283

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2020 and 2019, the Company had a related reserve credit of $179,647

2020 Statutory Financial Statements	Page 47

($ in Thousands)

and $182,341, respectively, which was secured by investment grade securities with a market value of $282,550 and $257,154, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2020		2019
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(873,286)	$(174,872)	$—	$—
YRT — Over retention	PIANY	1,576	154	—	—
Coinsurance Funds Withheld	PIA	(36,560)	(1,370,240)	(39,278)	(1,291,692)
Coinsurance — Inforce	PIA	(46,680)	(485,990)	(54,750)	(429,976)
Coinsurance	PIA	(112,295)	(1,101,466)	(137,447)	(973,754)
YRT — Over retention	PIA	3,284	384	2,923	356

Total		$(1,063,961)	$(3,132,030)	$(228,552)	$(2,695,066)

Coinsurance Modified Coinsurance  Effective April 1, 2020, PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention  Effective April 1, 2020, the Company assumed from PIANY the policies included in the inforce block of New York variable universal life policies that resulted in retention greater than $300 per life, up to $5,000.

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 2016	September 2036	100,000	8%
JMS	December 2018	December 2038	130,000	8%
JMS	December 2018	December 2038	100,000	8%
PMAM	July 2019	July 2039	100,000	Market Based at time of draw

The Company recorded $34,964 and $26,079 in interest income on these notes for the years ended December 31, 2020 and 2019, respectively. At December 31, 2020 and 2019, the Company had outstanding principle receivables of $430,000 and $420,000 and interest receivables of $7,769 and $7,791, respectively, relating to these agreements.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2020 and 2019 of $3,947 and $177,963, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $12,943,305 and $11,458,148 and combined liabilities of $11,629,656 and $10,567,579 as of December 31, 2020 and 2019, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $60,525 and $61,247 and other intangible assets of $4,565 and $6,622 at December 31, 2020 and 2019, respectively. Outstanding goodwill for an affiliate of $15,516 was fully impaired in 2019.

The Company made the following capital contributions and received the following returns of capital for 2020 and 2019, respectively:

December 31	2020		2019
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
Vantis	—	19,448	30,000	—
PIANY	5,000	—	—	—
myWorth	—	226	3,600	—

Capital contributions and return of capital were in the form of cash, with the exception of the Vantis $19,448 return of capital, which was in the form of stock of PIANY.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2020 and 2019, the total expenses incurred by subsidiaries under these agreements were $75,811 and $52,205, respectively. The Company received services from its subsidiary, Vantis, during 2020 and incurred expenses of $3,544. The net amount due to the Company was $17,992 and $17,269 at December 31, 2020 and December 31, 2019, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $11,830 and $10,845 for 2020 and 2019, respectively.

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

2020 Statutory Financial Statements	Page 49

($ in Thousands)

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2020 and 2019 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

As of December 31, 2020 future minimum payments under noncancellable leases are as follows:

For the year ending:

2021	$11,288
2022	$9,508
2023	$7,412
2024	$6,078
Thereafter	$7,479

Rent expense was $40,391 and $19,263 as of December 31, 2020 and December 31, 2019, respectively. Included in the 2020 expense was a charge of $22,989 related to terminated leases and related costs.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2020, the Company had outstanding commitments totaling $356,218 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through the financial statement issuance date of February 18, 2021 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8673 05/21

STATEMENT OF ADDITIONAL INFORMATION

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

May 1, 2021

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Diversified Advantage VUL prospectus dated May 1, 2021. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, PO Box 178, Philadelphia, Pennsylvania, 19105. Or, you may call, toll free, 1-800-523-0650.

PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

Penn Mutual Variable Life Account I

We established Penn Mutual Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

ADDITIONAL INFORMATION

Assignment

You may assign the policy while it is in force during the life of the insured. Your rights, and the rights of any beneficiary, will be subject to the rights of an assignee under the terms of an assignment. We will not be bound by any assignment until you provide a signed form, that we have either provided or find acceptable, and the form has been filed at the home office. Unless you specify otherwise, the assignment will take effect as of the date you signed the form, subject to any action we have taken prior to the time that the assignment is received at the home office. We are not responsible for the effect or the validity of any assignment.

Misstatement of Age or Gender

If the insured’s age or gender has been misstated, we will adjust the proceeds payable under the policy based on what the last monthly charges would have purchased at the correct age or gender.

Incontestability

After a policy has been in force during the insured’s lifetime for two years from the original policy date, we may not contest the policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

Suicide

If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the policy less any policy loan partial withdrawals. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

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Tax Status of The Policy

To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether the Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If the Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of the Policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policy. We, therefore, reserve the right to modify the Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that if regulations or additional rulings are issued, the contract may need to be modified to comply with them.

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Tax Qualification

For the Diversified Advantage VUL policy to be treated as a life insurance contract under the Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of the Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether the Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

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All policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether the Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under the Policy which is owned by an individual is not deductible. In addition, interest on any loan under the Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a Policy loan.

Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for the Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, the Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, the Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

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Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICY

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account

6

established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

Penn Mutual compensated HTK in the approximate amount of $3,329 for the year ending December 31, 2020 for its services as principal underwriter.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under the Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policy. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2020 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policy.

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The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2020

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and the Contract Owners of Penn Mutual Variable Life Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (constituting Penn Mutual Variable Life Account I, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, and the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2020, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

April 7th, 2021

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Life Account I since 2004.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$16,016,116	$13,515,573	$38,719,792	$19,347,555	$352,352,281
Dividends receivable	150	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	109,092	437,809	1,249,085	394,345	659,561

Total Net Assets	$15,907,174	$13,077,764	$37,470,707	$18,953,210	$351,692,720

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$621,366	$538,000	$2,200,418	$1,560,915	$31,110,628
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	3,410,083	2,576,007	6,877,376	4,808,713	77,535,483
Cornerstone VUL III	734,542	598,270	2,036,237	1,340,744	22,438,503
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	11,141,183	9,365,487	26,356,676	10,584,516	219,000,648
Momentum Builder	—	—	—	658,322	1,607,458

Total Net Assets	$15,907,174	$13,077,764	$37,470,707	$18,953,210	$351,692,720

Accumulation of Unit Values:
Cornerstone VUL	$14.94	$20.83	$35.12	$57.08	$162.32

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.95	$19.57	$32.79	$51.74	$131.36

Cornerstone VUL III	$12.63	$17.47	$26.36	$37.21	$83.38

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$12.69	$17.32	$25.03	$40.07	$74.22

Momentum Builder	$20.94	$—	$61.43	$100.78	$309.02

Number of Shares	15,907,174	981,078	2,158,451	1,183,097	4,560,331
Cost of Investments	$15,907,174	$12,330,214	$32,565,333	$13,737,257	$146,850,610

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$23,469,075	$67,409,267	$13,141,018	$96,080,548	$41,174,997
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	93,050	281,631

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	155,694	143,173	69,292	—	—

Total Net Assets	$23,313,381	$67,266,094	$13,071,726	$96,173,598	$41,456,628

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,702,790	$6,194,512	$148,248	$6,228,621	$4,600,210
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	8,322,632	17,208,861	1,000,540	42,749,243	17,206,249
Cornerstone VUL III	3,188,900	10,351,074	909,298	18,482,817	3,661,553
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	10,099,059	33,055,253	11,013,640	28,712,917	15,966,211
Momentum Builder	—	456,394	—	—	22,405

Total Net Assets	$23,313,381	$67,266,094	$13,071,726	$96,173,598	$41,456,628

Accumulation of Unit Values:
Cornerstone VUL	$25.88	$84.57	$31.38	$45.75	$68.25

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$26.07	$72.80	$31.32	$46.10	$55.65

Cornerstone VUL III	$26.85	$28.32	$33.19	$47.48	$27.64

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$28.39	$44.54	$36.10	$50.19	$30.73

Momentum Builder	$—	$118.19	$—	$—	$114.86

Number of Shares	854,909	942,366	427,740	1,921,550	1,250,954
Cost of Investments	$12,357,286	$26,488,026	$6,641,302	$25,671,279	$22,963,719

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$36,105,822	$115,961,849	$43,131,252	$25,241,053	$10,292,702
Dividends receivable	—	—	—	—	—
Receivable for securities sold	232,596	—	420,216	154,162	78,928

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	237,875	—	—	—

Total Net Assets	$36,338,418	$115,723,974	$43,551,468	$25,395,215	$10,371,630

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,744,673	$3,526,321	$3,046,679	$980,622	$242,076
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	13,417,241	36,593,957	10,178,462	8,480,738	1,741,348
Cornerstone VUL III	3,820,613	15,712,611	6,538,321	2,585,000	1,406,030
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	17,355,891	59,891,085	23,788,006	13,348,855	6,982,176
Momentum Builder	—	—	—	—	—

Total Net Assets	$36,338,418	$115,723,974	$43,551,468	$25,395,215	$10,371,630

Accumulation of Unit Values:
Cornerstone VUL	$21.35	$58.27	$74.46	$49.18	$34.91

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$21.51	$57.73	$62.14	$48.73	$34.85

Cornerstone VUL III	$22.15	$34.65	$35.58	$35.45	$36.92

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$23.42	$45.43	$60.79	$37.14	$40.16

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	1,567,663	3,581,677	1,110,723	1,094,621	378,942
Cost of Investments	$20,553,277	$49,961,186	$16,009,097	$19,049,218	$7,452,281

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$6,338,775	$3,259,754	$36,658,567	$46,645,203	$3,780,058
Dividends receivable	—	—	—	—	—
Receivable for securities sold	131,945	93,577	922,539	1,857,126	72,684

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$6,470,720	$3,353,331	$37,581,106	$48,502,329	$3,852,742

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$125,792	$84,328	$1,476,508	$2,353,262	$12,310
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	656,295	499,287	11,562,745	13,717,297	579,574
Cornerstone VUL III	742,083	285,839	9,063,260	5,862,773	118,666
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	4,946,550	2,483,877	15,478,593	26,568,997	3,142,192
Momentum Builder	—	—	—	—	—

Total Net Assets	$6,470,720	$3,353,331	$37,581,106	$48,502,329	$3,852,742

Accumulation of Unit Values:
Cornerstone VUL	$47.74	$26.37	$83.06	$92.15	$27.61

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$48.11	$26.57	$82.29	$91.01	$27.82

Cornerstone VUL III	$49.55	$27.37	$28.48	$62.82	$28.65

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$52.38	$28.93	$33.84	$62.72	$30.29

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	123,534	116,516	599,667	1,205,326	127,998
Cost of Investments	$3,974,212	$2,862,600	$17,016,324	$27,221,766	$2,875,972

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$4,398,061	$69,357,903	$19,965,201	$18,903,201	$3,311,062
Dividends receivable	—	—	—	—	—
Receivable for securities sold	17,444	—	101,561	—	538

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—	—
Payable for securities purchased	—	822,876	—	305,370	—

Total Net Assets	$4,415,505	$68,535,027	$20,066,762	$18,597,831	$3,311,600

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$3,374	$4,696,469	$454,948	$315,314	$28,410
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	902,065	19,326,921	4,974,726	3,155,014	391,852
Cornerstone VUL III	249,468	7,630,520	2,444,745	1,532,169	32,870
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	3,260,598	36,881,117	12,192,343	13,595,334	2,858,468
Momentum Builder	—	—	—	—	—

Total Net Assets	$4,415,505	$68,535,027	$20,066,762	$18,597,831	$3,311,600

Accumulation of Unit Values:
Cornerstone VUL	$14.59	$70.49	$13.67	$42.49	$21.66

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$14.70	$60.86	$13.77	$42.41	$21.83

Cornerstone VUL III	$15.14	$35.55	$14.18	$44.94	$22.48

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$16.01	$44.58	$14.99	$48.88	$23.77

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	277,008	1,756,408	1,344,056	705,265	141,582
Cost of Investments	$3,596,465	$39,144,491	$15,373,176	$13,342,557	$2,482,218

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2020

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$13,994,841	$14,721,852	$2,396,681	$3,806,909
Dividends receivable	—	—	—	—
Receivable for securities sold	1,506	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	6,023	4,512	10,983

Total Net Assets	$13,996,347	$14,715,829	$2,392,169	$3,795,926

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$44,916	$41,477	$125,956	$156,214
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	331,140	1,770,753	924,798	1,792,797
Cornerstone VUL III	284,289	616,747	151,491	71,101
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	13,336,002	12,286,852	1,189,924	1,775,814
Momentum Builder	—	—	—	—

Total Net Assets	$13,996,347	$14,715,829	$2,392,169	$3,795,926

Accumulation of Unit Values:
Cornerstone VUL	$22.45	$20.04	$17.83	$15.62

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$22.62	$20.19	$17.97	$15.74

Cornerstone VUL III	$23.30	$20.80	$18.50	$16.21

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$24.63	$21.99	$19.56	$17.14

Momentum Builder	$—	$—	$—	$—

Number of Shares	579,799	685,733	125,970	228,670
Cost of Investments	$10,116,384	$10,653,508	$1,998,277	$3,267,280

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$35,799	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	23,251	15,768	50,281	39,019	595,560

Net investment income (loss)	12,548	(15,768)	(50,281)	(39,019)	(595,560)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	259,104	2,009,908	911,305	22,490,123
Net change in unrealized gain (loss) of investments	—	66,780	550,006	306,500	30,144,196

Net realized and unrealized gain (loss) on investments	—	325,884	2,559,914	1,217,805	52,634,319

Net increase (decrease) in net assets resulting from operations	$12,548	$310,116	$2,509,633	$1,178,786	$52,038,759

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	55,157	140,400	8,351	233,671	108,045

Net investment income (loss)	(55,157)	(140,400)	(8,351)	(233,671)	(108,045)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,557,356	6,025,807	1,397,886	8,380,241	2,242,413
Net change in unrealized gain (loss) of investments	1,450,675	12,495,818	1,055,406	34,293,526	(1,388,508)

Net realized and unrealized gain (loss) on investments	3,008,031	18,521,625	2,453,292	42,673,767	853,905

Net increase (decrease) in net assets resulting from operations	$2,952,874	$18,381,225	$2,444,941	$42,440,096	$745,860

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	76,719	214,676	74,759	49,608	13,510

Net investment income (loss)	(76,719)	(214,676)	(74,759)	(49,608)	(13,510)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,321,927	7,190,198	4,707,078	1,847,939	406,009
Net change in unrealized gain (loss) of investments	(1,335,869)	10,802,182	10,414,626	(5,244,785)	(197,383)

Net realized and unrealized gain (loss) on investments	986,058	17,992,380	15,121,704	(3,396,846)	208,626

Net increase (decrease) in net assets resulting from operations	$909,339	$17,777,704	$15,046,945	$(3,446,454)	$195,116

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,570	3,528	78,374	84,020	2,469

Net investment income (loss)	(4,570)	(3,528)	(78,374)	(84,020)	(2,469)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	887,195	45,901	3,167,925	3,524,086	131,341
Net change in unrealized gain (loss) of investments	1,423,025	28,837	6,317,122	(1,845,077)	519,543

Net realized and unrealized gain (loss) on investments	2,310,220	74,738	9,485,047	1,679,009	650,884

Net increase (decrease) in net assets resulting from operations	$2,305,650	$71,210	$9,406,673	$1,594,989	$648,415

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,705	131,626	30,019	21,220	1,838

Net investment income (loss)	(4,705)	(131,626)	(30,019)	(21,220)	(1,838)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	53,337	3,371,235	274,610	755,143	146,486
Net change in unrealized gain (loss) of investments	273,119	5,409,126	1,667,512	(1,319,711)	128,774

Net realized and unrealized gain (loss) on investments	326,456	8,780,361	1,942,122	(564,568)	275,260

Net increase (decrease) in net assets resulting from operations	$321,751	$8,648,735	$1,912,103	$(585,788)	$273,422

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2020

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	2,736	9,410	5,927	7,790

Net investment income (loss)	(2,736)	(9,410)	(5,927)	(7,790)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	508,671	452,601	267,244	243,820
Net change in unrealized gain (loss) of investments	805,758	812,442	(113,915)	12,546

Net realized and unrealized gain (loss) on investments	1,314,429	1,265,043	153,329	256,366

Net increase (decrease) in net assets resulting from operations	$1,311,693	$1,255,633	$147,402	$248,576

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$12,548	$224,285	$(15,768)	$(15,814)	$(50,281)	$(46,572)
Net realized gain (loss) from investment transactions	—	—	259,104	185,060	2,009,908	593,198
Net change in unrealized gain (loss) of investments	—	—	66,780	277,089	550,006	2,006,679

Net increase (decrease) in net assets resulting from operations	12,548	224,285	310,116	446,335	2,509,633	2,553,305

Variable Life Activities:
Purchase payments	5,422,776	13,056,730	538,034	534,548	1,680,365	1,548,534
Death benefits	(27,789)	(385,211)	(272)	(13,624)	(399,979)	(62,942)
Cost of insurance	(1,696,658)	(1,781,836)	(451,592)	(466,637)	(1,489,304)	(1,373,053)
Net transfers	(1,710,101)	(7,492,860)	3,434,763	1,327,648	5,545,654	1,838,583
Transfer of policy loans	211,955	610,727	22,155	26,184	325,481	193,757
Mortality and expense risk charges	(120,535)	(152,289)	(35,815)	(41,612)	(75,500)	(70,738)
Contract administration charges	(84,815)	(38,339)	(25,155)	(14,105)	(59,163)	(51,836)
Surrender benefits	(3,825,415)	(3,682,567)	(809,453)	(520,466)	(1,585,623)	(1,322,577)

Net increase (decrease) in net assets resulting from variable life activities	(1,830,582)	134,355	2,672,665	831,936	3,941,931	699,728

Total increase (decrease) in net assets	(1,818,034)	358,640	2,982,781	1,278,271	6,451,564	3,253,033
Net Assets:
Beginning of year	17,725,208	17,366,568	10,094,983	8,816,712	31,019,143	27,766,110

End of year	$15,907,174	$17,725,208	$13,077,764	$10,094,983	$37,470,707	$31,019,143

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(39,019)	$(40,466)	$(595,560)	$(588,171)	$(55,157)	$(56,812)
Net realized gain (loss) from investment transactions	911,305	832,086	22,490,123	15,543,571	1,557,356	2,113,039
Net change in unrealized gain (loss) of investments	306,500	1,780,428	30,144,196	48,917,141	1,450,675	2,091,445

Net increase (decrease) in net assets resulting from operations	1,178,786	2,572,048	52,038,759	63,872,541	2,952,874	4,147,672

Variable Life Activities:
Purchase payments	736,966	775,523	13,017,651	13,234,181	858,652	757,275
Death benefits	(271,789)	(147,090)	(3,740,196)	(2,298,561)	(181,600)	(419,456)
Cost of insurance	(802,704)	(807,906)	(11,317,339)	(11,080,497)	(1,057,218)	(1,075,995)
Net transfers	30,312	46,104	(8,163,130)	(2,220,916)	(565,200)	(703,712)
Transfer of policy loans	73,100	84,920	2,203,441	1,421,882	110,710	96,434
Mortality and expense risk charges	(41,438)	(47,089)	(1,024,484)	(1,132,641)	(30,783)	(33,474)
Contract administration charges	(31,819)	(31,348)	(540,492)	(484,577)	(35,046)	(35,320)
Surrender benefits	(681,552)	(889,696)	(8,069,290)	(11,305,973)	(366,001)	(1,558,699)

Net increase (decrease) in net assets resulting from variable life activities	(988,924)	(1,016,582)	(17,633,839)	(13,867,102)	(1,266,486)	(2,972,947)

Total increase (decrease) in net assets	189,862	1,555,466	34,404,920	50,005,439	1,686,388	1,174,725
Net Assets:
Beginning of year	18,763,348	17,207,882	317,287,800	267,282,361	21,626,993	20,452,268

End of year	$18,953,210	$18,763,348	$351,692,720	$317,287,800	$23,313,381	$21,626,993

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund		Large Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(140,400)	$(128,067)	$(8,351)	$(8,060)	$(233,671)	$(191,311)	$(108,045)	$(121,191)
Net realized gain (loss) from investment transactions	6,025,807	3,902,560	1,397,886	772,933	8,380,241	4,856,051	2,242,413	2,738,813
Net change in unrealized gain (loss) of investments	12,495,818	9,223,635	1,055,406	2,637,551	34,293,526	8,995,706	(1,388,508)	5,866,185

Net increase (decrease) in net assets resulting from operations	18,381,225	12,998,128	2,444,941	3,402,424	42,440,096	13,660,446	745,860	8,483,807

Variable Life Activities:
Purchase payments	2,510,768	2,588,441	636,631	646,385	2,955,414	2,343,693	1,683,766	1,882,797
Death benefits	(413,074)	(191,608)	(58,877)	(1,281)	(1,097,237)	(346,830)	(880,500)	(474,186)
Cost of insurance	(2,227,659)	(2,031,420)	(341,760)	(314,697)	(3,207,761)	(2,829,597)	(1,666,296)	(1,839,237)
Net transfers	(2,986,575)	(1,353,045)	(714,999)	(360,918)	(3,407,318)	(926,251)	222,555	(1,589,375)
Transfer of policy loans	439,503	194,807	137,692	68,916	536,436	152,925	280,308	182,805
Mortality and expense risk charges	(238,906)	(232,825)	(61,446)	(62,416)	(103,931)	(75,126)	(76,174)	(89,951)
Contract administration charges	(108,833)	(80,843)	(32,168)	(18,478)	(166,480)	(128,443)	(68,159)	(72,307)
Surrender benefits	(1,809,522)	(2,301,335)	(503,810)	(534,334)	(2,238,079)	(2,895,878)	(1,436,465)	(2,190,911)

Net increase (decrease) in net assets resulting from variable life activities	(4,834,298)	(3,407,828)	(938,737)	(576,823)	(6,728,956)	(4,705,507)	(1,940,965)	(4,190,365)

Total increase (decrease) in net assets	13,546,927	9,590,300	1,506,204	2,825,601	35,711,140	8,954,939	(1,195,105)	4,293,442
Net Assets:
Beginning of year	53,719,167	44,128,867	11,565,522	8,739,921	60,462,458	51,507,519	42,651,733	38,358,291

End of year	$67,266,094	$53,719,167	$13,071,726	$11,565,522	$96,173,598	$60,462,458	$41,456,628	$42,651,733

	Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(76,719)	$(85,416)	$(214,676)	$(207,482)	$(74,759)	$(66,898)	$(49,608)	$(65,822)
Net realized gain (loss) from investment transactions	2,321,927	2,845,826	7,190,198	9,096,660	4,707,078	2,726,780	1,847,939	2,094,985
Net change in unrealized gain (loss) of investments	(1,335,869)	6,115,797	10,802,182	16,728,986	10,414,626	6,944,396	(5,244,785)	2,516,393

Net increase (decrease) in net assets resulting from operations	909,339	8,876,207	17,777,704	25,618,164	15,046,945	9,604,278	(3,446,454)	4,545,556

Variable Life Activities:
Purchase payments	1,567,432	1,684,467	4,449,819	3,873,024	1,390,604	1,581,390	1,340,417	1,521,102
Death benefits	(624,792)	(420,194)	(833,738)	(301,122)	(255,215)	(139,430)	(403,090)	(258,109)
Cost of insurance	(1,499,596)	(1,612,593)	(3,813,563)	(3,718,863)	(1,268,621)	(1,149,539)	(1,151,315)	(1,331,250)
Net transfers	(36,871)	(1,679,630)	(315,763)	(6,651,536)	(3,245,049)	(1,444,388)	61,832	(611,856)
Transfer of policy loans	391,473	224,428	426,690	354,647	307,720	214,064	304,973	173,459
Mortality and expense risk charges	(88,002)	(97,661)	(266,147)	(301,227)	(118,630)	(110,670)	(85,127)	(114,958)
Contract administration charges	(63,100)	(64,125)	(168,027)	(137,257)	(70,945)	(59,072)	(46,592)	(54,619)
Surrender benefits	(1,165,867)	(1,555,741)	(3,465,867)	(3,334,234)	(1,653,162)	(1,177,844)	(1,000,580)	(1,560,621)

Net increase (decrease) in net assets resulting from variable life activities	(1,519,323)	(3,521,049)	(3,986,596)	(10,216,568)	(4,913,298)	(2,285,489)	(979,482)	(2,236,852)

Total increase (decrease) in net assets	(609,984)	5,355,158	13,791,108	15,401,596	10,133,647	7,318,789	(4,425,936)	2,308,704
Net Assets:
Beginning of year	36,948,402	31,593,244	101,932,866	86,531,270	33,417,821	26,099,032	29,821,151	27,512,447

End of year	$36,338,418	$36,948,402	$115,723,974	$101,932,866	$43,551,468	$33,417,821	$25,395,215	$29,821,151

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(13,510)	$(14,792)	$(4,570)	$(3,378)	$(3,528)	$(4,329)	$(78,374)	$(80,229)
Net realized gain (loss) from investment transactions	406,009	558,052	887,195	351,178	45,901	107,752	3,167,925	2,511,586
Net change in unrealized gain (loss) of investments	(197,383)	1,850,748	1,423,025	811,582	28,837	465,613	6,317,122	4,714,863

Net increase (decrease) in net assets resulting from operations	195,116	2,394,008	2,305,650	1,159,382	71,210	569,036	9,406,673	7,146,220

Variable Life Activities:
Purchase payments	351,064	372,041	648,785	226,584	181,428	175,562	1,426,121	1,534,889
Death benefits	(27,647)	(62,722)	(8,955)	(2,258)	(2,740)	(283)	(140,669)	(247,178)
Cost of insurance	(283,544)	(295,322)	(328,826)	(103,644)	(91,607)	(99,202)	(1,252,873)	(1,296,410)
Net transfers	(36,041)	(190,775)	(766,242)	747,706	(249,611)	117,714	(2,389,562)	(551,034)
Transfer of policy loans	67,503	43,227	62,954	13,381	21,436	15,416	240,301	141,653
Mortality and expense risk charges	(25,828)	(28,997)	(45,889)	(44,665)	(16,209)	(21,942)	(72,777)	(77,699)
Contract administration charges	(16,701)	(17,043)	(19,607)	(5,498)	(7,060)	(5,767)	(68,961)	(68,265)
Surrender benefits	(212,807)	(491,488)	(67,210)	(166,091)	(59,678)	(114,777)	(973,576)	(1,229,580)

Net increase (decrease) in net assets resulting from variable life activities	(184,001)	(671,079)	(524,990)	665,515	(224,041)	66,721	(3,231,996)	(1,793,624)

Total increase (decrease) in net assets	11,115	1,722,929	1,780,660	1,824,897	(152,831)	635,757	6,174,677	5,352,596
Net Assets:
Beginning of year	10,360,515	8,637,586	4,690,060	2,865,163	3,506,162	2,870,405	31,406,429	26,053,833

End of year	$10,371,630	$10,360,515	$6,470,720	$4,690,060	$3,353,331	$3,506,162	$37,581,106	$31,406,429

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund		International Equity Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(84,020)	$(102,381)	$(2,469)	$(2,689)	$(4,705)	$(4,890)	$(131,626)	$(133,724)
Net realized gain (loss) from investment transactions	3,524,086	3,788,837	131,341	162,097	53,337	37,958	3,371,235	3,329,401
Net change in unrealized gain (loss) of investments	(1,845,077)	5,933,607	519,543	468,204	273,119	608,472	5,409,126	11,436,159

Net increase (decrease) in net assets resulting from operations	1,594,989	9,620,063	648,415	627,612	321,751	641,540	8,648,735	14,631,836

Variable Life Activities:
Purchase payments	1,802,921	2,139,623	583,036	363,610	511,300	265,492	2,361,964	2,577,038
Death benefits	(381,132)	(250,742)	—	—	(8,203)	(2,980)	(591,871)	(374,578)
Cost of insurance	(1,621,270)	(1,767,952)	(100,653)	(104,956)	(117,928)	(117,267)	(2,205,299)	(2,201,653)
Net transfers	(1,002,947)	(2,105,579)	(286,624)	(102,242)	(27,418)	113,005	(1,732,001)	(2,649,807)
Transfer of policy loans	311,571	295,623	15,527	9,369	21,807	13,233	513,014	342,818
Mortality and expense risk charges	(112,939)	(135,725)	(46,594)	(54,223)	(30,596)	(35,718)	(107,192)	(118,365)
Contract administration charges	(73,524)	(81,108)	(10,038)	(4,100)	(6,746)	(4,345)	(100,130)	(96,619)
Surrender benefits	(1,087,184)	(2,115,786)	(166,283)	(64,338)	(65,581)	(78,244)	(2,052,919)	(2,775,871)

Net increase (decrease) in net assets resulting from variable life activities	(2,164,504)	(4,021,646)	(11,629)	43,120	276,635	153,176	(3,914,434)	(5,297,037)

Total increase (decrease) in net assets	(569,515)	5,598,417	636,786	670,732	598,386	794,716	4,734,301	9,334,799
Net Assets:
Beginning of year	49,071,844	43,473,427	3,215,956	2,545,224	3,817,119	3,022,403	63,800,726	54,465,927

End of year	$48,502,329	$49,071,844	$3,852,742	$3,215,956	$4,415,505	$3,817,119	$68,535,027	$63,800,726

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

(continued)

	Emerging Markets Equity Fund		Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(30,019)	$(32,041)	$(21,220)	$(23,003)	$(1,838)	$(1,868)	$(2,736)	$(3,428)
Net realized gain (loss) from investment transactions	274,610	531,880	755,143	1,210,574	146,486	77,020	508,671	632,818
Net change in unrealized gain (loss) of investments	1,667,512	2,587,407	(1,319,711)	3,662,157	128,774	513,274	805,758	1,558,489

Net increase (decrease) in net assets resulting from operations	1,912,103	3,087,246	(585,788)	4,849,728	273,422	588,426	1,311,693	2,187,879

Variable Life Activities:
Purchase payments	919,382	1,022,449	853,689	842,087	397,996	367,163	1,045,838	930,534
Death benefits	(199,942)	(178,101)	(162,697)	(33,714)	—	(449)	(18,011)	(4,791)
Cost of insurance	(676,418)	(701,010)	(597,406)	(603,968)	(97,672)	(86,014)	(360,014)	(339,039)
Net transfers	(795,410)	(327,290)	369,784	(297,981)	(321,355)	(101,118)	419,439	286,327
Transfer of policy loans	270,487	135,972	202,839	174,034	2,934	6,443	66,596	16,797
Mortality and expense risk charges	(46,284)	(57,365)	(60,800)	(66,511)	(41,093)	(48,802)	(164,449)	(154,064)
Contract administration charges	(34,827)	(33,215)	(36,464)	(30,856)	(14,645)	(11,416)	(26,183)	(23,720)
Surrender benefits	(519,762)	(796,723)	(477,982)	(1,177,097)	(112,058)	(33,501)	(375,249)	(901,971)

Net increase (decrease) in net assets resulting from variable life activities	(1,082,774)	(935,283)	90,963	(1,194,006)	(185,893)	92,306	587,967	(189,927)

Total increase (decrease) in net assets	829,329	2,151,963	(494,825)	3,655,722	87,529	680,732	1,899,660	1,997,952
Net Assets:
Beginning of year	19,237,433	17,085,470	19,092,656	15,436,934	3,224,071	2,543,339	12,096,687	10,098,735

End of year	$20,066,762	$19,237,433	$18,597,831	$19,092,656	$3,311,600	$3,224,071	$13,996,347	$12,096,687

	Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(9,410)	$(11,971)	$(5,927)	$(6,772)	$(7,790)	$(5,416)
Net realized gain (loss) from investment transactions	452,601	758,908	267,244	140,121	243,820	56,399
Net change in unrealized appreciation (depreciation) of investments	812,442	1,639,460	(113,915)	258,972	12,546	329,064

Net increase (decrease) in net assets resulting from operations	1,255,633	2,386,397	147,402	392,321	248,576	380,047

Variable Life Activities:
Purchase payments	692,796	973,839	127,502	110,758	61,768	80,910
Death benefits	(94,691)	(50,299)	(67,293)	(113,649)	(37,273)	—
Cost of insurance	(468,418)	(640,747)	(150,603)	(131,100)	(134,738)	(132,380)
Net transfers	(640,837)	(321,482)	(713,266)	160,753	(444,373)	394,774
Transfer of policy loans	34,856	6,859	1,017	3,421	8,934	1,306
Mortality and expense risk charges	(46,516)	(64,742)	(2,950)	(5,790)	(7,459)	(8,057)
Contract administration charges	(19,544)	(16,127)	(3,302)	(3,515)	(5,269)	(5,410)
Surrender benefits	(301,138)	(1,312,158)	(36,136)	(479,379)	(106,620)	(210,018)

Net increase (decrease) in net assets resulting from variable life activities	(843,492)	(1,424,857)	(845,031)	(458,501)	(665,030)	121,125

Total increase (decrease) in net assets	412,141	961,540	(697,629)	(66,180)	(416,454)	501,172
Net Assets:
Beginning of year	14,303,688	13,342,148	3,089,798	3,155,978	4,212,380	3,711,208

End of year	$14,715,829	$14,303,688	$2,392,169	$3,089,798	$3,795,926	$4,212,380

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2020

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2020, consent dividends in Account I were:

Consent Dividends
Money Market Fund	$0
Limited Maturity Bond Fund	441,211
Quality Bond Fund	1,923,551
High Yield Bond Fund	806,723

17

Note 2.    Significant Accounting Policies (continued)

Consent Dividends
Flexibly Managed Fund	$44,062,121
Balanced Fund	5,288,857
Large Growth Stock Fund	5,532,309
Large Cap Growth Fund	1,627,865
Large Core Growth Fund	19,473,246
Large Cap Value Fund	465,506
Large Core Value Fund	886,892
Index 500 Fund	14,513,449
Mid Cap Growth Fund	5,120,383
Mid Cap Value Fund	269,540
Mid Core Value Fund	170,809
SMID Cap Growth Fund	1,222,546
SMID Cap Value Fund	26,461
Small Cap Growth Fund	1,930,580
Small Cap Value Fund	430,336
Small Cap Index Fund	253,107
Developed International Index Fund	157,282
International Equity Fund	5,211,630
Emerging Markets Equity Fund	158,668
Real Estate Securities Fund	281,774
Aggressive Allocation Fund	398,815
Moderately Aggressive Allocation Fund	1,799,782
Moderate Allocation Fund	2,094,461
Moderately Conservative Allocation Fund	277,204
Conservative Allocation Fund	372,707

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

18

Note 2.    Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2020:

	Purchases	Sales
Money Market Fund	$12,065,365	$13,919,198
Limited Maturity Bond Fund	5,081,126	2,424,230
Quality Bond Fund	12,498,791	8,607,140
High Yield Bond Fund	1,419,444	2,447,387
Flexibly Managed Fund	10,246,231	28,475,631
Balanced Fund	900,886	2,222,529
Large Growth Stock Fund	2,401,604	7,376,302
Large Cap Growth Fund	1,137,139	2,084,227
Large Core Growth Fund	2,848,454	9,811,080
Large Cap Value Fund	2,075,657	4,124,667
Large Core Value Fund	2,236,870	3,832,912
Index 500 Fund	4,957,485	9,158,756
Mid Cap Growth Fund	1,364,728	6,352,785
Mid Cap Value Fund	2,216,479	3,245,569
Mid Core Value Fund	628,174	825,685
SMID Cap Growth Fund	1,314,727	1,844,288
SMID Cap Value Fund	382,896	610,466
Small Cap Growth Fund	1,382,236	4,692,605
Small Cap Value Fund	3,246,037	5,494,561
Small Cap Index Fund	753,311	767,410
Developed International Index Fund	761,566	489,635
International Equity Fund	1,998,343	6,044,403
Emerging Markets Equity Fund	1,091,507	2,204,300
Real Estate Securities Fund	1,808,260	1,738,517
Aggressive Allocation Fund	335,702	523,433
Moderately Aggressive Allocation Fund	2,046,733	1,461,502
Moderate Allocation Fund	626,577	1,479,480
Moderately Conservative Allocation Fund	502,713	1,353,671
Conservative Allocation Fund	664,384	1,337,203

19

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $47,703,948 and $47,274,431 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2020 and 2019. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

The following products assess mortality and expense charges as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value.	0.90% of account value.

Cornerstone VUL II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Cornerstone VUL III	0.45% of account value.	0.90% of account value.

Momentum Builder	0.65% of account value.	0.65% of account value.

Variable Estate Max	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Variable Estate Max II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL IV

0.45% on the first $25,000 of account value; 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Advantage VUL

0% of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% on the first $25,000 of account value; 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

20

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Mortality & Risk Expense	Guaranteed Maximum Rate

Survivorship Growth VUL

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max III

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Diversified Advantage VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn and $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5.    Accumulation Units

	December 31, 2020			December 31, 2019
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	929,435	(1,077,580)	1,222,041	1,484,940	(1,408,754)	1,370,186
Limited Maturity Bond Fund	292,686	(142,477)	732,468	161,712	(109,218)	582,259
Quality Bond Fund	492,330	(340,491)	1,402,806	168,532	(130,957)	1,250,967
High Yield Bond Fund	35,339	(61,461)	426,994	26,789	(52,724)	453,116
Flexibly Managed Fund	160,083	(382,978)	4,007,119	144,568	(302,510)	4,230,014
Balanced Fund	36,518	(89,807)	859,488	16,961	(153,324)	912,777
Large Growth Stock Fund	69,559	(187,521)	1,421,102	57,038	(145,160)	1,539,064
Large Cap Growth Fund	39,495	(69,835)	369,155	27,376	(49,741)	399,495
Large Core Growth Fund	73,716	(277,585)	2,024,788	65,220	(246,973)	2,228,657

21

Note 5.    Accumulation Units (continued)

	December 31, 2020			December 31, 2019
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Cap Value Fund	71,250	(115,790)	1,028,940	30,344	(146,667)	1,073,480
Large Core Value Fund	124,560	(194,487)	1,619,068	62,785	(245,059)	1,688,995
Index 500 Fund	129,142	(223,940)	2,466,222	72,105	(352,677)	2,561,020
Mid Cap Growth Fund	33,251	(139,666)	779,814	36,711	(102,354)	886,229
Mid Cap Value Fund	74,155	(88,052)	626,323	28,312	(77,789)	640,220
Mid Core Value Fund	20,335	(24,015)	268,832	10,337	(30,598)	272,512
SMID Cap Growth Fund	34,872	(47,396)	125,690	56,829	(35,336)	138,214
SMID Cap Value Fund	20,034	(27,269)	118,284	18,263	(15,984)	125,519
Small Cap Growth Fund	57,063	(154,916)	933,983	64,223	(116,237)	1,031,836
Small Cap Value Fund	71,727	(90,763)	693,186	19,072	(78,741)	712,222
Small Cap Index Fund	32,487	(32,096)	129,158	27,918	(26,018)	128,767
Developed International Index Fund	54,805	(36,327)	281,729	30,860	(20,118)	263,251
International Equity Fund	51,113	(143,305)	1,426,076	35,578	(170,076)	1,518,268
Emerging Markets Equity Fund	98,955	(177,906)	1,380,197	109,474	(187,471)	1,459,148
Real Estate Securities Fund	42,018	(39,743)	394,071	25,344	(52,706)	391,796
Aggressive Allocation Fund	17,063	(26,024)	140,986	16,458	(12,266)	149,947
Moderately Aggressive Allocation Fund	99,991	(69,309)	570,230	66,154	(75,338)	539,548
Moderate Allocation Fund	32,529	(77,762)	678,283	60,610	(140,709)	723,516
Moderately Conservative Allocation Fund	28,789	(79,076)	127,561	21,304	(51,076)	177,848
Conservative Allocation Fund	43,848	(83,380)	231,921	37,362	(29,158)	271,453

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.65 to $21.03	1,222,041	$12.63 to $20.94	$15,907,174	0.22	0.40 to 0.90	-0.51 to 0.24
Limited Maturity Bond Fund	16.71 to 20.24	732,468	17.32 to 20.83	13,077,764	—	0.40 to 0.90	2.88 to 3.65
Quality Bond Fund	23.08 to 57.02	1,402,806	25.03 to 61.43	37,470,707	—	0.40 to 0.90	7.62 to 8.43
High Yield Bond Fund	34.77 to 94.34	426,994	37.21 to 100.78	18,953,210	—	0.40 to 0.90	6.71 to 7.52
Flexibly Managed Fund	62.98 to 263.97	4,007,119	74.22 to 309.02	351,692,720	—	0.40 to 0.90	16.95 to 17.83
Balanced Fund	22.72 to 24.74	859,488	25.88 to 28.39	23,313,381	—	0.40 to 0.90	13.92 to 14.77
Large Growth Stock Fund	20.77 to 86.85	1,421,102	28.32 to 118.19	67,266,094	—	0.40 to 0.90	35.96 to 36.98
Large Cap Growth Fund	25.75 to 29.56	369,155	31.32 to 36.1	13,071,726	—	0.40 to 0.90	21.23 to 22.14
Large Core Growth Fund	26.27 to 28.60	2,024,788	45.75 to 50.19	96,173,598	—	0.40 to 0.90	74.18 to 75.49
Large Cap Value Fund	27.13 to 112.99	1,028,940	27.64 to 114.86	41,456,628	—	0.40 to 0.90	1.55 to 2.32
Large Core Value Fund	20.95 to 22.81	1,619,068	21.35 to 23.42	36,338,418	—	0.40 to 0.90	1.89 to 2.66
Index 500 Fund	29.41 to 49.61	2,466,222	34.65 to 58.27	115,723,974	—	0.40 to 0.90	17.47 to 18.35
Mid Cap Growth Fund	23.91 to 50.19	779,814	35.58 to 74.46	43,551,468	—	0.40 to 0.90	48.37 to 49.49
Mid Cap Value Fund	40.60 to 56.50	626,323	35.45 to 49.18	25,395,215	—	0.40 to 0.90	-12.94 to -12.29
Mid Core Value Fund	34.44 to 39.53	268,832	34.85 to 40.16	10,371,630	—	0.40 to 0.90	0.84 to 1.6
SMID Cap Growth Fund	31.58 to 34.39	125,690	47.74 to 52.38	6,470,720	—	0.40 to 0.90	51.18 to 52.31
SMID Cap Value Fund	26.19 to 28.52	118,284	26.37 to 28.93	3,353,331	—	0.40 to 0.90	0.69 to 1.45
Small Cap Growth Fund	21.66 to 63.36	933,983	28.48 to 83.06	37,581,106	—	0.40 to 0.90	31.09 to 32.08
Small Cap Value Fund	61.29 to 90.72	693,186	62.72 to 92.15	48,502,329	—	0.40 to 0.90	1.57 to 2.34

22

Note 6.    Financial Highlights (continued)

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Small Cap Index Fund	$23.31 to $25.38	129,158	$27.61 to $30.29	$3,852,742	—	0.40 to 0.90	18.46 to 19.35
Developed International Index Fund	13.64 to 14.85	281,729	14.59 to 16.01	4,415,505	—	0.40 to 0.90	6.97 to 7.78
International Equity Fund	31.07 to 61.79	1,426,076	35.55 to 70.49	68,535,027	—	0.40 to 0.90	14.07 to 14.93
Emerging Markets Equity Fund	12.47 to 13.58	1,380,197	13.67 to 14.99	20,066,762	—	0.40 to 0.90	9.6 to 10.43
Real Estate Securities Fund	44.00 to 50.51	394,071	42.41 to 48.88	18,597,831	—	0.40 to 0.90	-3.95 to -3.23
Aggressive Allocation Fund	19.98 to 21.76	140,986	21.66 to 23.77	3,311,600	—	0.40 to 0.90	8.43 to 9.25
Moderately Aggressive Allocation Fund	20.67 to 22.51	570,230	22.45 to 24.63	13,996,347	—	0.40 to 0.90	8.61 to 9.43
Moderate Allocation Fund	18.39 to 20.03	678,283	20.04 to 21.99	14,715,829	—	0.40 to 0.90	8.95 to 9.77
Moderately Conservative Allocation Fund	16.63 to 18.11	127,561	17.83 to 19.56	2,392,169	—	0.40 to 0.90	7.21 to 8.02
Conservative Allocation Fund	14.7 to 16.01	231,921	15.62 to 17.14	3,795,926	—	0.40 to 0.90	6.23 to 7.03

	January 1, 2019	December 31, 2019			For the Year ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.46 to $20.83	1,370,186	$12.65 to $21.03	$17,725,208	1.61	0.40 to 0.90	0.85 to 1.61
Limited Maturity Bond Fund	15.93 to 19.44	582,259	16.71 to 20.24	10,094,983	—	0.40 to 0.90	4.11 to 4.89
Quality Bond Fund	21.13 to 52.56	1,250,967	23.08 to 57.02	31,019,143	—	0.40 to 0.90	8.39 to 9.21
High Yield Bond Fund	30.19 to 82.08	453,116	34.77 to 94.34	18,763,348	—	0.40 to 0.90	14.82 to 15.68
Flexibly Managed Fund	50.58 to 213.37	4,230,014	62.98 to 263.97	317,287,800	—	0.40 to 0.90	23.59 to 24.52
Balanced Fund	18.81 to 20.33	912,777	22.72 to 24.74	21,626,993	—	0.40 to 0.90	20.75 to 21.66
Large Growth Stock Fund	15.99 to 67.01	1,539,064	20.77 to 86.85	53,719,167	—	0.40 to 0.90	29.46 to 30.44
Large Cap Growth Fund	18.49 to 21.14	399,495	25.75 to 29.56	11,565,522	—	0.40 to 0.90	38.73 to 39.78
Large Core Growth Fund	20.79 to 22.47	2,228,657	26.27 to 28.60	60,462,458	—	0.40 to 0.90	26.31 to 27.26
Large Cap Value Fund	22.06 to 92.06	1,073,480	27.13 to 112.99	42,651,733	—	0.40 to 0.90	22.61 to 23.53
Large Core Value Fund	16.28 to 17.59	1,688,995	20.95 to 22.81	36,948,402	—	0.40 to 0.90	28.73 to 29.7
Index 500 Fund	22.54 to 38.14	2,561,020	29.41 to 49.61	101,932,866	—	0.40 to 0.90	30.08 to 31.06
Mid Cap Growth Fund	17.40 to 36.65	886,229	23.91 to 50.19	33,417,821	—	0.40 to 0.90	36.95 to 37.98
Mid Cap Value Fund	34.85 to 48.64	640,220	40.60 to 56.50	29,821,151	—	0.40 to 0.90	16.16 to 17.04
Mid Core Value Fund	26.85 to 30.70	272,512	34.44 to 39.53	10,360,515	—	0.40 to 0.90	27.81 to 28.78
SMID Cap Growth Fund	23.07 to 24.93	138,214	31.58 to 34.39	4,690,060	—	0.40 to 0.90	36.92 to 37.95
SMID Cap Value Fund	22.02 to 23.80	125,519	26.19 to 28.52	3,506,162	—	0.40 to 0.90	18.96 to 19.86
Small Cap Growth Fund	16.96 to 49.78	1,031,836	21.66 to 63.36	31,406,429	—	0.40 to 0.90	27.29 to 28.24
Small Cap Value Fund	49.82 to 74.29	712,222	61.29 to 90.72	49,071,844	—	0.40 to 0.90	22.11 to 23.03
Small Cap Index Fund	18.86 to 20.39	128,767	23.31 to 25.38	3,215,956	—	0.40 to 0.90	23.55 to 24.48
Developed International Index Fund	11.36 to 12.27	263,251	13.64 to 14.85	3,817,119	—	0.40 to 0.90	20.13 to 21.03
International Equity Fund	24.37 to 48.62	1,518,268	31.07 to 61.79	63,800,726	—	0.40 to 0.90	27.11 to 28.06
Emerging Markets Equity Fund	10.58 to 11.44	1,459,148	12.47 to 13.58	19,237,433	—	0.40 to 0.90	17.81 to 18.7
Real Estate Securities Fund	33.35 to 38.13	391,796	44.00 to 50.51	19,092,656	—	0.40 to 0.90	31.49 to 32.47
Aggressive Allocation Fund	16.33 to 17.65	149,947	19.98 to 21.76	3,224,071	—	0.40 to 0.90	22.34 to 23.26
Moderately Aggressive Allocation Fund	17.11 to 18.49	539,548	20.67 to 22.51	12,096,687	—	0.40 to 0.90	20.83 to 21.74
Moderate Allocation Fund	15.62 to 16.88	723,516	18.39 to 20.03	14,303,688	—	0.40 to 0.90	17.74 to 18.63
Moderately Conservative Allocation Fund	14.59 to 15.77	177,848	16.63 to 18.11	3,089,798	—	0.40 to 0.90	13.97 to 14.83
Conservative Allocation Fund	13.36 to 14.44	271,453	14.7 to 16.01	4,212,380	—	0.40 to 0.90	10.04 to 10.86

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $20.85	1,356,428	$12.46 to $20.83	$17,366,568	0.55	0.40 to 0.90	(0.20) to 0.55
Limited Maturity Bond Fund	15.71 to 19.32	529,734	15.93 to 19.44	8,816,712	—	0.40 to 0.90	0.64 to 1.41
Quality Bond Fund	21.15 to 52.94	1,213,398	21.13 to 52.56	27,766,110	—	0.40 to 0.90	(0.82) to (0.07)
High Yield Bond Fund	31.03 to 84.55	479,038	30.19 to 82.08	17,207,882	—	0.40 to 0.90	(3.01) to (2.28)
Flexibly Managed Fund	50.34 to 213.74	4,387,947	50.58 to 213.37	267,282,361	—	0.40 to 0.90	(0.28) to 0.48

23

Note 6.    Financial Highlights (continued)

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Balanced Fund	$19.46 to $20.94	1,049,138	$18.81 to $20.33	$20,452,268	—	0.40 to 0.90	(3.61) to (2.88)
Large Growth Stock Fund	16.28 to 68.35	1,627,183	15.99 to 67.01	44,128,867	—	0.40 to 0.90	(2.05) to (1.31)
Large Cap Growth Fund	18.44 to 21.00	421,830	18.49 to 21.14	8,739,921	—	0.40 to 0.90	(0.08) to 0.67
Large Core Growth Fund	20.20 to 21.73	2,410,446	20.79 to 22.47	51,507,519	—	0.40 to 0.90	2.64 to 3.41
Large Cap Value Fund	24.02 to 100.41	1,189,809	22.06 to 92.06	38,358,291	—	0.40 to 0.90	(8.40) to (7.71)
Large Core Value Fund	17.51 to 18.83	1,871,261	16.28 to 17.59	31,593,244	—	0.40 to 0.90	(7.30) to (6.60)
Index 500 Fund	23.77 to 40.34	2,841,593	22.54 to 38.14	86,531,270	—	0.40 to 0.90	(5.47) to (4.76)
Mid Cap Growth Fund	17.44 to 36.83	951,870	17.40 to 36.65	26,099,032	—	0.40 to 0.90	(0.49) to 0.26
Mid Cap Value Fund	41.28 to 57.79	689,696	34.85 to 48.64	27,512,447	—	0.40 to 0.90	(15.83) to (15.20)
Mid Core Value Fund	31.00 to 35.30	292,742	26.85 to 30.70	8,637,586	—	0.40 to 0.90	(13.70) to (13.05)
SMID Cap Growth Fund	24.52 to 26.38	116,744	23.07 to 24.93	2,865,163	—	0.40 to 0.90	(6.21) to (5.50)
SMID Cap Value Fund	26.07 to 28.05	123,238	22.02 to 23.80	2,870,405	—	0.40 to 0.90	(15.80) to (15.16)
Small Cap Growth Fund	17.87 to 52.60	1,083,876	16.96 to 49.78	26,053,833	—	0.40 to 0.90	(5.36) to (4.64)
Small Cap Value Fund	57.84 to 86.92	771,881	49.82 to 74.29	43,473,427	—	0.40 to 0.90	(14.53) to (13.88)
Small Cap Index Fund	21.38 to 23.00	126,875	18.86 to 20.39	2,545,224	—	0.40 to 0.90	(12.04) to (11.37)
Developed International Index Fund	13.28 to 14.28	252,508	11.36 to 12.27	3,022,403	—	0.40 to 0.90	(14.71) to (14.06)
International Equity Fund	27.95 to 55.91	1,652,777	24.37 to 48.62	54,465,927	—	0.40 to 0.90	(13.05) to (12.39)
Emerging Markets Equity Fund	12.88 to 13.86	1,537,143	10.58 to 11.44	17,085,470	—	0.40 to 0.90	(18.08) to (17.46)
Real Estate Securities Fund	34.95 to 39.79	419,149	33.35 to 38.13	15,436,934	—	0.40 to 0.90	(4.91) to (4.19)
Aggressive Allocation Fund	18.14 to 19.51	145,765	16.33 to 17.65	2,543,339	—	0.40 to 0.90	(10.21) to (9.53)
Moderately Aggressive Allocation Fund	18.65 to 20.06	548,722	17.11 to 18.49	10,098,735	—	0.40 to 0.90	(8.53) to (7.83)
Moderate Allocation Fund	16.67 to 17.94	803,626	15.62 to 16.88	13,342,148	—	0.40 to 0.90	(6.59) to (5.88)
Moderately Conservative Allocation Fund	15.19 to 16.34	207,631	14.59 to 15.77	3,155,978	—	0.40 to 0.90	(4.19) to (3.47)
Conservative Allocation Fund	13.61 to 14.64	263,249	13.36 to 14.44	3,711,208	—	0.40 to 0.90	(2.08) to (1.34)

	January 1, 2017	December 31, 2017			For the Year ended December 31, 2017
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $20.99	1,347,977	$12.39 to $20.85	$17,310,736	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.45 to 19.14	573,435	15.71 to 19.32	9,438,500	—	0.40 to 0.90	0.92 to 1.68
Quality Bond Fund	20.23 to 50.96	1,307,964	21.15 to 52.94	29,992,590	—	0.40 to 0.90	3.78 to 4.56
High Yield Bond Fund	29.02 to 79.22	531,887	31.03 to 84.55	19,531,331	—	0.40 to 0.90	6.62 to 7.42
Flexibly Managed Fund	43.78 to 187.08	4,579,041	50.34 to 213.74	279,038,429	—	0.40 to 0.90	14.14 to 14.99
Balanced Fund	17.10 to 18.32	1,122,286	19.46 to 20.94	22,567,661	—	0.40 to 0.90	13.41 to 14.26
Large Growth Stock Fund	12.28 to 51.66	1,703,882	16.28 to 68.35	47,382,388	—	0.40 to 0.90	32.17 to 33.16
Large Cap Growth Fund	14.45 to 16.38	434,635	18.44 to 21.00	8,946,085	—	0.40 to 0.90	27.24 to 28.19
Large Core Growth Fund	15.27 to 16.37	2,624,989	20.20 to 21.73	54,376,605	—	0.40 to 0.90	31.79 to 32.78
Large Cap Value Fund	21.05 to 88.18	1,266,547	24.02 to 100.41	44,654,612	—	0.40 to 0.90	13.75 to 14.60
Large Core Value Fund	15.26 to 16.35	1,986,614	17.51 to 18.83	35,973,824	—	0.40 to 0.90	14.35 to 15.20
Index 500 Fund	19.65 to 33.45	2,984,937	23.77 to 40.34	95,728,991	—	0.40 to 0.90	20.60 to 21.50
Mid Cap Growth Fund	13.78 to 29.20	995,393	17.44 to 36.83	27,185,844	—	0.40 to 0.90	26.13 to 27.08
Mid Cap Value Fund	35.30 to 49.57	728,940	41.28 to 57.79	34,372,318	—	0.40 to 0.90	16.58 to 17.45
Mid Core Value Fund	27.91 to 31.65	302,140	31.00 to 35.30	10,274,621	—	0.40 to 0.90	10.71 to 11.54
SMID Cap Growth Fund	19.30 to 20.68	111,755	24.52 to 26.38	2,902,222	—	0.40 to 0.90	26.61 to 27.56
SMID Cap Value Fund	23.16 to 24.82	137,388	26.07 to 28.05	3,769,116	—	0.40 to 0.90	12.16 to 13.00
Small Cap Growth Fund	14.38 to 42.45	1,134,596	17.87 to 52.60	28,710,791	—	0.40 to 0.90	23.91 to 24.84
Small Cap Value Fund	51.53 to 78.01	801,478	57.84 to 86.92	52,694,299	—	0.40 to 0.90	11.41 to 12.25
Small Cap Index Fund	18.87 to 20.22	121,544	21.38 to 23.00	2,741,460	—	0.40 to 0.90	12.94 to 13.79
Developed International Index Fund	10.70 to 11.47	244,432	13.28 to 14.28	3,401,798	—	0.40 to 0.90	23.59 to 24.52
International Equity Fund	21.32 to 42.78	1,700,329	27.95 to 55.91	64,362,728	—	0.40 to 0.90	30.70 to 31.68
Emerging Markets Equity Fund	9.58 to 10.26	1,565,052	12.88 to 13.86	21,090,735	—	0.40 to 0.90	34.02 to 35.03
Real Estate Securities Fund	32.67 to 37.05	454,037	34.95 to 39.79	17,458,956	—	0.40 to 0.90	6.60 to 7.40
Aggressive Allocation Fund	15.16 to 16.25	145,411	18.14 to 19.51	2,807,582	—	0.40 to 0.90	19.18 to 20.07
Moderately Aggressive Allocation Fund	15.92 to 17.06	618,495	18.65 to 20.06	12,352,817	—	0.40 to 0.90	16.71 to 17.58
Moderate Allocation Fund	14.69 to 15.74	754,030	16.67 to 17.94	13,320,968	—	0.40 to 0.90	13.15 to 14.00
Moderately Conservative Allocation Fund	13.86 to 14.85	209,811	15.19 to 16.34	3,307,033	—	0.40 to 0.90	9.17 to 9.99
Conservative Allocation Fund	12.84 to 13.76	278,473	13.61 to 14.64	3,979,398	—	0.40 to 0.90	5.58 to 6.38

24

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.12	1,564,144	$12.39 to $20.99	$20,048,088	0.01	0.40 to 0.90	(0.74) to 0.01
Limited Maturity Bond Fund	15.06 to 18.80	548,159	15.45 to 19.14	8,911,585	—	0.40 to 0.90	1.82 to 2.59
Quality Bond Fund	19.39 to 49.17	1,387,495	20.23 to 50.96	30,484,551	—	0.40 to 0.90	3.54 to 4.31
High Yield Bond Fund	25.21 to 68.95	581,881	29.02 to 79.22	19,902,260	—	0.40 to 0.90	14.78 to 15.65
Flexibly Managed Fund	40.47 to 174.06	4,756,263	43.78 to 187.08	254,325,315	—	0.40 to 0.90	7.37 to 8.18
Balanced Fund	15.84 to 16.91	1,168,403	17.10 to 18.32	20,588,962	—	0.40 to 0.90	7.57 to 8.37
Large Growth Stock Fund	12.20 to 51.43	1,792,578	12.28 to 51.66	37,671,545	—	0.40 to 0.90	0.34 to 1.10
Large Cap Growth Fund	13.69 to 15.46	442,854	14.45 to 16.38	7,112,597	—	0.40 to 0.90	5.17 to 5.96
Large Core Growth Fund	15.32 to 16.35	2,887,578	15.27 to 16.37	45,180,928	—	0.40 to 0.90	(0.62) to 0.12
Large Cap Value Fund	18.94 to 79.52	1,319,486	21.05 to 88.18	40,963,728	—	0.40 to 0.90	10.78 to 11.62
Large Core Value Fund	13.98 to 14.92	2,111,412	15.26 to 16.35	33,248,962	—	0.40 to 0.90	8.73 to 9.55
Index 500 Fund	17.70 to 30.22	3,017,917	19.65 to 33.45	80,024,162	—	0.40 to 0.90	10.69 to 11.52
Mid Cap Growth Fund	13.01 to 27.64	1,049,247	13.78 to 29.20	22,526,453	—	0.40 to 0.90	5.63 to 6.42
Mid Cap Value Fund	30.26 to 42.61	795,931	35.30 to 49.57	32,106,855	—	0.40 to 0.90	16.33 to 17.20
Mid Core Value Fund	22.82 to 25.78	310,906	27.91 to 31.65	9,524,520	—	0.40 to 0.90	21.85 to 22.77
SMID Cap Growth Fund	18.23 to 19.46	109,069	19.30 to 20.68	2,209,212	—	0.40 to 0.90	5.48 to 6.27
SMID Cap Value Fund	18.57 to 19.82	159,433	23.16 to 24.82	3,855,009	—	0.40 to 0.90	24.27 to 25.20
Small Cap Growth Fund	13.29 to 39.34	1,198,741	14.38 to 42.45	24,486,636	—	0.40 to 0.90	7.90 to 8.71
Small Cap Value Fund	41.31 to 63.00	848,431	51.53 to 78.01	49,979,075	—	0.40 to 0.90	23.83 to 24.75
Small Cap Index Fund	15.74 to 16.80	104,228	18.87 to 20.22	2,063,537	—	0.40 to 0.90	19.48 to 20.37
Developed International Index Fund	10.71 to 11.43	246,086	10.70 to 11.47	2,754,219	—	0.40 to 0.90	(0.40) to 0.35
International Equity Fund	22.58 to 45.45	1,766,761	21.32 to 42.78	51,207,134	—	0.40 to 0.90	(5.87) to (5.16)
Emerging Markets Equity Fund	9.09 to 9.70	1,635,878	9.58 to 10.26	16,350,166	—	0.40 to 0.90	5.01 to 5.80
Real Estate Securities Fund	31.09 to 35.12	489,365	32.67 to 37.05	17,446,777	—	0.40 to 0.90	4.70 to 5.49
Aggressive Allocation Fund	14.17 to 15.12	152,875	15.16 to 16.25	2,426,210	—	0.40 to 0.90	6.66 to 7.46
Moderately Aggressive Allocation Fund	14.87 to 15.87	637,569	15.92 to 17.06	10,830,789	—	0.40 to 0.90	6.72 to 7.52
Moderate Allocation Fund	13.78 to 14.71	771,186	14.69 to 15.74	11,918,374	—	0.40 to 0.90	6.17 to 6.96
Moderately Conservative Allocation Fund	13.13 to 14.01	237,875	13.86 to 14.85	3,420,119	—	0.40 to 0.90	5.24 to 6.03
Conservative Allocation Fund	12.31 to 13.14	243,937	12.84 to 13.76	3,313,254	—	0.40 to 0.90	3.93 to 4.71

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2020 and through the Account I Financial Statement date of issuance of April 7, 2021. As a result of the COVID-19 pandemic, economic uncertainties have arisen that are likely to negatively impact the Variable Account’s net assets. The extent to which the COVID-19 pandemic impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

25

PM8674  05/21

Prospectus 2020 Statutory Financial Statements    May 1, 2021

PricewaterhouseCoopers LLP, Two Commerce Square 2001 Market Street Suite 1800 Philadelphia, Pennsylvania 19103-7042 T: 267 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although no reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

February 18, 2021

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2020	2019

ADMITTED ASSETS
Bonds	$10,732,081	$10,421,103
Stocks:
Preferred	107,688	120,570
Common — affiliated	762,783	716,298
Common — unaffiliated	49,980	64,246
Real estate	30,955	32,062
Policy loans	433,491	396,411
Cash and short-term investments	314,979	311,382
Alternative assets	899,224	758,045
Derivatives	743,732	581,407
Other invested assets	886,874	809,315

TOTAL INVESTMENTS	14,961,787	14,210,839

Investment income due and accrued	113,904	134,608
Premiums due and deferred	123,867	106,469
Deferred tax asset	205,552	191,165
Corporate owned life insurance	234,721	231,012
Amounts recoverable from reinsurers	36,810	25,170
Other assets	49,522	57,513
Separate account assets	9,204,090	8,370,170

TOTAL ASSETS	$24,930,253	$23,326,946

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,130,112	$10,176,283
Dividends to policyholders payable in the following year	106,677	103,857
Policy claims in process	79,404	58,780
Interest maintenance reserve	4,081	105,176
Asset valuation reserve	261,204	192,420
Drafts outstanding	35,356	30,350
Funds held under coinsurance	1,516,818	993,897
Federal income taxes payable	19,526	2,117
Other liabilities	494,746	628,555
Derivatives	817,208	666,654
Separate account liabilities	9,204,090	8,370,170

TOTAL LIABILITIES	22,669,222	21,328,259

SURPLUS
Surplus notes	390,545	390,284
Unassigned surplus	1,870,486	1,608,403

TOTAL SURPLUS	2,261,031	1,998,687

TOTAL LIABILITIES AND SURPLUS	$24,930,253	$23,326,946

The accompanying notes are an integral part of these financial statements.

2020 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2020	2019

REVENUE
Premium and annuity considerations	$(598,360)	$1,159,299
Net investment income	620,515	654,555
Reserve adjustments on reinsurance ceded	1,209,143	426,075
Other revenue	417,893	354,844

TOTAL REVENUE	1,649,191	2,594,773

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,187,849	1,522,946
Increase in reserves for payment of future insurance and annuity benefits	84,639	838,322
Commissions	172,438	169,938
Operating expenses	324,367	320,427
Other expenses	60,850	57,257
Net transfer from separate accounts	(251,464)	(383,836)

TOTAL BENEFITS AND EXPENSES	1,578,679	2,525,054

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	70,512	69,719

Dividends to policyholders	108,654	98,433

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(38,142)	(28,714)

Federal income tax benefit	(39,373)	(73,310)

GAIN FROM OPERATIONS	1,231	44,596

Net realized capital gains, net of tax	4,899	12,976

NET INCOME	$6,130	$57,572

SURPLUS
Net income	$6,130	$57,572
Change due to reinsurance	250,628	(8,224)
Change in asset valuation reserve	(68,784)	(27,367)
Change in net unrealized capital gains, net of tax	69,155	150,200
Change in net deferred income tax	51,104	(9,513)
Change in funded status of postretirement plans, net of tax	(6,827)	(3,955)
Change in surplus notes	261	243
Change in valuation basis	(13,170)	—
Change in nonadmitted assets	(26,153)	(13,845)

Change in surplus	262,344	145,111

Surplus, beginning of year	1,998,687	1,853,576

Surplus, end of year	$2,261,031	$1,998,687

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2020	2019

OPERATIONS
Premium and annuity considerations	$762,889	$1,720,387
Net investment income	721,000	707,804
Other revenue	244,709	251,107

CASH PROVIDED BY OPERATIONS	1,728,598	2,679,298

Benefits paid	576,582	1,552,417
Commissions and operating expenses	516,730	359,288
Net transfers from separate accounts	(263,932)	(380,494)
Dividends to policyholders	16,921	17,894
Taxes (refunded) on operating income and realized investment losses	(13,701)	(32,712)

CASH USED IN OPERATIONS	832,600	1,516,393

NET CASH PROVIDED BY OPERATIONS	895,998	1,162,905

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	4,552,470	3,485,833
Preferred and common stocks	139,249	82,556
Alternative assets, real estate and other invested assets	63,110	120,507
Derivatives	8,623	18,749
Miscellaneous proceeds	14,441	—

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	4,777,893	3,707,645

Cost of investments acquired:
Bonds	4,721,008	3,894,823
Preferred and common stock	143,460	140,285
Alternative assets, real estate and other invested assets	239,824	306,246
Derivatives	286,225	125,891
Miscellaneous applications	28,363	—

TOTAL COST OF INVESTMENTS ACQUIRED	5,418,880	4,467,245

Net (increase) in policy loans	(26,894)	(30,180)

NET CASH USED IN INVESTMENT ACTIVITIES	(667,881)	(789,780)

FINANCING AND MISCELLANEOUS
Net (withdrawals) on deposit-type contracts	(144,460)	(429,053)
Other cash applied, net	(80,060)	96,464

NET CASH USED IN FINANCING AND MISCELLANEOUS	(224,520)	(332,589)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	3,597	40,536

Cash and short-term investments:
Beginning of year	311,382	270,846

End of year	$314,979	$311,382

…continued -

2020 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2020	2019

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisition	$176,528	$210,854
Premiums paid from benefits, dividends/policy loans and waivers	$130,606	$106,705
Common stock acquired as a return of capital/dividend	$7,432	$2,852
Other	$12,016	$21,089

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. myWorth, LLC, and certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2020 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve; (m)changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);

(n)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(o)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(p)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(q)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(r)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(s)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “ability and intent to not sell” criteria; and
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  Preferred Stock with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity.

During 2019, PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $107,152 and $104,050 as of December 31, 2020 and 2019, respectively, resulting in increases in surplus by these amounts on the Company’s financial statements.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2020 or 2019, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2020 and 2019.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. Impairment of affiliate goodwill is recognized through realized capital gains/ (losses).

Real Estate  Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these

2020 Statutory Financial Statements	Page 7

($ in Thousands)

derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2020				2019

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$577	$25,574	NA		$333	$17,072	NA
Uncollected loading	(558)	(4,974)	NA		(315)	(2,577)	NA

Net uncollected	$19	$20,600	$173	$20,792	$18	$14,495	$231	$14,744

Deferred premium	$18,370	$107,559	NA		$16,787	$90,212	NA
Deferred loading	(17,370)	(2,765)	NA		(15,429)	2,091	NA

Net deferred	$1,000	$104,794	$4	$105,798	$1,358	$92,303	$4	$93,665

Subtotal — gross deferred and uncollected				126,590				108,409
Nonadmitted				(2,723)				(1,940)

Premiums due and deferred , net				$123,867				$106,469

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage,

2020 Statutory Financial Statements	Page 9

($ in Thousands)

which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2020	2019

Equity funds	$199,966	$173,756
Bond funds	3,517	21,741
Money market funds	8,438	11,004
Other	22,800	24,511

Total	$234,721	$231,012

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,506 and $113,039, less accumulated depreciation of $102,062 and $100,654 at December 31, 2020 and 2019, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2020 and 2019 was $1,408 and $5,031, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets.

The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

2020 Statutory Financial Statements	Page 11

($ in Thousands)

The Company had $2,222,787 and $2,360,661 as of December 31, 2020 and December 31, 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  Policy Claims in Process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  Drafts Outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2020, the Company’s surplus exceeds these minimum levels.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2010 Notes was $192,756 and $192,596, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2010 Notes is $156,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2004 Notes was $197,789 and $197,688, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2004 Notes is $216,420.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2020 Statutory Financial Statements	Page 13

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable.Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $800,000. As of December 31, 2019, there were $150,000 in outstanding borrowings and the maximum borrowed during the year was $615,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2020, the Company adopted Changes to VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The Company realized the full impact of the new regulation in 2020 as an accounting change recognized as a change in valuation basis through an adjustment to surplus in the amount of $13,170.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP No. 100R, “Fair Value”. The revisions eliminated disclosures on transfers between Levels 1 and 2.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning-of-period and end-of-period cash amounts on the statement of cash flow. The new guidance was effective for the year ending December 31, 2019. Adoption of this guidance was not material to the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2020	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$660,567	$5,207	$2,144	$663,630
Other Governments	6,000	200	12	6,188
States, Territories and Possessions	32,329	6,394	—	38,723
Political Subdivisions	210,165	26,641	—	236,806
Special Revenue	824,099	125,743	1,605	948,237
Industrial and Miscellaneous	4,916,620	947,435	7,036	5,857,019
Residential Mortgage-backed Securities	616,395	23,605	1,281	638,719
Commercial Mortgage-backed Securities	1,673,635	82,085	11,602	1,744,118
Asset-backed Securities	1,472,943	46,418	21,462	1,497,899
Hybrid Securities	307,046	23,545	1,670	328,921
SVO Identified Funds	532	—	—	532
Bank Loans	11,750	99	21	11,828

Total Bonds	10,732,081	1,287,372	46,833	11,972,620
Preferred Stock	107,688	4,601	484	111,805

Total Bonds and Preferred Stock	$10,839,769	$1,291,973	$47,317	$12,084,425

		Gross Unrealized Capital
2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$606,540	$955	$15,422	$592,073
Other Governments	7,000	—	5	6,995
States, Territories and Possessions	70,259	10,611	—	80,870
Political Subdivisions	220,182	25,719	183	245,718
Special Revenue	798,718	126,288	1,058	923,948
Industrial and Miscellaneous	4,542,328	569,800	12,719	5,099,409
Residential Mortgage-backed Securities	645,191	19,271	388	664,074
Commercial Mortgage-backed Securities	1,778,121	80,084	8,675	1,849,530
Asset-backed Securities	1,435,508	33,085	9,616	1,458,977
Hybrid Securities	289,904	12,377	763	301,518
SVO Identified Funds	9,965	34	114	9,885
Bank Loans	17,387	198	135	17,450

Total Bonds	10,421,103	878,422	49,078	11,250,447
Preferred Stock	120,570	3,725	1,584	122,711

Total Bonds and Preferred Stock	$10,541,673	$882,147	$50,662	$11,373,158

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $122,022 and $130,885, respectively, of subprime mortgages.

2020 Statutory Financial Statements	Page 15

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2020	2019

Debt securities — Available for sale	Collateral — FHLB	$—	$206,853
Debt securities — Available for sale	Reinsurance agreements	3,422,834	2,572,464
Debt securities — Available for sale	New York 109 trust agreement	3,136,924	—
Debt securities — Available for sale	Collateral — Derivatives	287,408	76,717
Debt securities — Available for sale	State deposit	3,622	3,544
Equity securities — Common stock unaffiliated	FHLB Stock	2,489	8,566
Equity securities — Common stock unaffiliated	Reinsurance agreements	34,293	84,618
Cash	Collateral — Derivatives	19,997	170,209
Cash	State deposit	927	927

Total Restricted Assets		$6,908,494	$3,123,898

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$84,839	$86,733
Due after one year through five years	1,149,244	1,213,892
Due after five years through ten years	1,278,722	1,476,271
Due after ten years	4,456,303	5,314,989
Residential Mortgage-backed Securities(1)	615,746	638,719
Commercial Mortgage-backed Securities(1)	1,674,284	1,744,117
Asset-backed Securities(1)	1,472,943	1,497,898

Total Bonds	10,732,081	11,972,619
Preferred Stock	107,688	111,804

Total Bonds and Preferred Stock	$10,839,769	$12,084,423

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $274,123, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.3 years.

At December 31, 2020, the Company had no industry concentration greater than 5% of the Company’s portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2020	2019

Balance, beginning of period	$12,838	$24,610
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,294)	(7,925)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	(11,252)
Credit loss impairment recognized in the current period on securities not previously impaired	—	2,294
Additional credit loss impairments recognized in the current period on securities previously impaired	—	5,111

Balance, end of period	$8,544	$12,838

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2020 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$78,544	$1,662	$834	$482	$79,378	$2,144	60
Other Governments	4,988	12	—	—	4,988	12	2
Special Revenue	39,034	546	3,371	1,059	42,405	1,605	208
Industrial and Miscellaneous	95,987	2,703	42,238	4,333	138,225	7,036	1,634
Residential Mortgage-backed Securities	24,345	1,075	3,023	206	27,368	1,281	182
Commercial Mortgage-backed Securities	278,239	8,956	30,095	2,646	308,334	11,602	400
Asset-backed Securities	268,932	16,714	268,830	4,748	537,762	21,462	322
Hybrid Securities	40,785	811	15,441	859	56,226	1,670	90
Bank Loans	5,529	21	—	—	5,529	21	6

Total Bonds	836,383	32,500	363,832	14,333	1,200,215	46,833	2,904
Preferred Stock	27,109	395	2,808	89	29,917	484	44

Total Bonds and Preferred Stock	$863,492	$32,895	$366,640	$14,422	$1,230,132	$47,317	2,948

2020 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$404,028	$14,425	$12,990	$997	$417,018	$15,422	80
Other Governments	5,000	—	1,995	5	6,995	5	2
Political Subdivisions	14,088	183	—	—	14,088	183	41
Special Revenue	4,930	71	23,179	987	28,109	1,058	417
Industrial and Miscellaneous	154,726	4,885	86,476	7,834	241,202	12,719	1,503
Residential Mortgage-backed Securities	61,625	168	9,348	220	70,973	388	104
Commercial Mortgage-backed Securities	267,251	5,074	43,301	3,601	310,552	8,675	267
Asset-backed Securities	480,356	2,271	277,689	7,345	758,045	9,616	302
Hybrid Securities	5,225	46	18,954	717	24,179	763	89
SVO Identified Funds	—	—	9,885	114	9,885	114	6
Bank Loans	3,138	135	—	—	3,138	135	9

Total Bonds	1,400,367	27,258	483,817	21,820	1,884,184	49,078	2,820
Preferred Stock	23,338	39	9,276	1,545	32,614	1,584	46

Total Bonds and Preferred Stock	$1,423,705	$27,297	$493,093	$23,365	$1,916,798	$50,662	2,866

Included in the December 31, 2020 and 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $0 and $3,123, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2020	$63,674	$1,508	$15,202	$49,980
December 31, 2019	76,434	398	12,586	64,246

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2020	$22,184$	6,636	$20,239$	8,566	$42,423	$15,202
December 31, 2019	5,961	454	41,779	12,132	47,740	12,586

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 24 individual securities. There were 12 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2020 and 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2020 and 2019 was $2,489 and $2,566, respectively. The Company also invested $0 and $6,000 in FHLB-PGH Activity Stock as of December 31, 2020 and 2019, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2020 and 2019, the Company’s borrowing capacity with the FHLB-PGH was $728,008 and $1,375,908, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2020	Maximum during 2020	December 31, 2019	Maximum during 2019

Carrying value	$—	$997,886	$181,521	$756,815
Fair value	—	1,032,757	211,653	820,281

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2020 and 2019 was $4,819 and $11,955, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2020, the Company did not recognize any other than temporary impairments on loan-backed securities.

For the year ended December 31, 2019, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2019	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,965	—	2,294	2,671

Total other-than-temporary impairments	$4,965	$—	$2,294	$2,671

In addition, during the years ended December 31, 2020 and 2019, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2020 and 2019, accumulated depreciation on real estate amounted to $27,643 and $26,118, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2020, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $2,919 and $3,823 for the years ended December 31, 2020 and 2019, respectively, associated with other-than-temporary impairments of certain alternative assets.

2020 Statutory Financial Statements	Page 19

($ in Thousands)

Unfunded commitments for alternative assets were $356,218 and $427,924 for the years ended December 31, 2020 and 2019.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2020 and 2019 were as follows:

December 31,	2020	2019

LIHTC	$23,766	$31,928
Receivable for securities	2,114	16,555
Notes receivable — affiliates	430,000	420,000
Investments in affiliates	188,992	161,487
Investment in Private Funds/PMUBX	240,620	177,963
Other	1,382	1,382

Total other invested assets	$886,874	$809,315

Other invested assets-affiliated represents the Company’s investment in ISP, myWorth, PMAM, PMAM’s Private Funds/ PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2020 and 2019. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2020 or 2019.

Commitments of $31 and $649 for the years ended December 31, 2020 and 2019, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 3 and 8 years and required holding periods for its LIHTC investments between 6 and 11 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2020	2019

Income:
Bonds and preferred stock	$495,661	$494,906
Common stock — unaffiliated	6,065	7,008
Real estate	3,588	3,519
Policy loans	19,986	18,374
Alternative assets	72,013	83,159
Other invested assets	56,232	80,499
Other	9,462	10,449
Derivatives	11,187	405
IMR amortization	(1,627)	7,685

Total investment income	672,567	706,004

Expenses:
Surplus note interest	28,811	28,793
Depreciation of real estate	1,525	1,520
Other investment expenses	21,716	21,136

Total investment expenses	52,052	51,449

Net Investment Income	$620,515	$654,555

Included in the table above (Bonds and preferred stock) for 2020 is $2,603 of investment income attributable to securities disposed of as a result of a callable feature, spread over 18 securities.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

During 2020 and 2019, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2020			2019

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$3,797,420	$249,064	$30,960	$2,873,827	$147,957	$9,452
Preferred stock	9,500	—	1,686	10,525	279	5
Common stock	87,103	4,581	18,975	44,156	1,607	1,051

There was no nonadmitted accrued investment income at December 31, 2020 and 2019.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2020	2019

Realized capital losses	$(54,741)	$(21,665)
Less amount transferred to IMR	(130,027)	(64,290)
Less Taxes:
Transferred to IMR	27,306	13,501
Capital gains	43,081	16,148

Net Realized Capital Gains/(Losses)	$4,899	$12,976

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2020 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,982,080 and $8,197,799 at December 31, 2020 and 2019, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $222,010 and $172,371 at December 31, 2020 and 2019, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

YEARS ENDED DECEMBER 31,	2020	2019

Premiums considerations and deposits	$350,490	$429,750
Reserves at December 31, at market value	9,090,791	8,244,402
Subject to discretionary withdrawal at market value	9,090,791	8,244,402

2020 Statutory Financial Statements	Page 21

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

YEARS ENDED DECEMBER 31,	2020	2019

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$350,490	$429,750
Transfers from separate accounts	(601,954)	(813,586)

Transfers as reported in the Statements of Income	$(251,464)	$(383,836)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2020	2019

Enhanced Deferred Individual Annuity	$7,425,298	$6,793,664
Single Life Variable Universal Life	848,592	752,478
Basic Deferred Individual Annuity	397,432	371,973
Joint Life Variable Universal Life	310,759	279,684
Deferred Group Annuity	222,009	172,371

Total	$9,204,090	$8,370,170

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $65,636 and $63,504 for the years ended December 31, 2020 and 2019, respectively and $301,982 for the five-year period between 2016 and 2020.

For the years ended December 31, 2020 and 2019, the general account of the Company has paid $1,355 and $266, respectively, towards separate account guarantees, and $3,776 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2020 and 2019, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $13,407 and $2,218 at December 31, 2020 and 2019, respectively

DECEMBER 31,		2020			2019
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$871	$—	$24,076	$2,125	$—
Equity futures	221,321	88	(86)	37,810	34	(17)
Equity options	501,212	15,035	(60,556)	1,856,843	63,602	(103,955)
Inflation swaps	320,000	9,745	(4,523)	125,000	—	(5,688)
Interest rate futures	—	—	—	125,946	—	(156)
Interest rate swaps	11,492,999	453,460	(253,432)	10,260,800	330,505	(210,270)
Swaptions	760,000	968	(2,589)	1,680,000	575	(4,553)
Total return swaps	3,156,730	249,914	(483,745)	3,260,369	177,007	(342,015)
Treasury forwards	83,000	244	(1,301)	122,000	5,278	—
Treasury swaps	200,000	—	(10,976)	—	—	—

Total	$16,758,525	$730,325	$(817,208)	$17,492,844	$579,126	$(666,654)

2020 Statutory Financial Statements	Page 23

($ in Thousands)

YEARS ENDED DECEMBER 31,	2020		2019
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Credit default swaps	$—	$—	$(182)$	(218)
Currency swaps	689	(35)	766	(1)
Equity options	—	(30,185)	—	(16,937)
Equity futures	—	(5,601)	—	(15,036)
Inflation swaps	(1,498)	472	(1,609)	—
Interest rate futures	—	16,040	—	(4,944)
Interest rate swaps	7,001	(166,062)	(6,715)	(109,542)
Swaptions	—	6,135	—	2,020
Total return swaps	3,946	(113,942)	8,684	(14,253)
Treasury forwards	—	29,008	—	14,420
Treasury swaps	1,049	—	(539)	1,479

Total	$11,187	$(264,170)	$405	$(143,012)

1	$(362,529) and $(178,789) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2020 and 2019, respectively.

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2020	2019

Credit default swaps	$—	$401
Currency swaps	(1,254)	1,149
Equity futures	(208)	614
Equity options	(23,430)	(13,510)
Inflation swaps	10,910	1,031
Interest rate futures	1,284	2,121
Interest rate swaps	80,355	144,053
Swaptions	3,566	585
Total return swaps	(66,022)	(109,099)
Treasury forwards	(6,334)	3,565
Treasury swaps	(10,976)	585

Total	$(12,109)	$31,495

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2020 and 2019, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2020 and 2019, the Company pledged net collateral of $287,408 and $212,716, respectively, in the form of securities. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2020 and 2019, the Company pledged collateral for futures contracts of $13,407 and $2,281, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and

2020 Statutory Financial Statements	Page 25

($ in Thousands)

reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2020, there were 4 debt securities carried at fair value of $1,732 that were valued in this manner. As of December 31, 2019, there were 3 debt securities carried at fair value of $4,443 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2020 Statutory Financial Statements	Page 27

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$169	$—	$169
Commercial MBS	—	1,222	—	1,222
SVO Identified Funds	532	—	—	532

Total Bonds	532	1,391	—	1,923
Preferred Stock	—	—	783	783
Common stock — unaffiliated	47,481	—	2,500	49,981
Derivatives:
Futures	88	—	—	88
Options	—	16,246	—	16,246
Swaps	—	713,991	—	713,991

Total derivatives	88	730,237	—	730,325

Total investments	48,101	731,628	3,283	783,012
Separate account assets	9,204,090	—	—	9,204,090

Total assets	$9,252,191	$731,628	$3,283	$9,987,102

Liabilities:
Derivatives:
Futures	(86)	—	—	(86)
Options	—	(64,446)	—	(64,446)
Swaps	—	(752,676)	—	(752,676)

Total liabilities	$(86)	$(817,122)	$—	$(817,208)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$5,038	$—	$5,038
Commercial MBS	—	9,886	—	9,886
Asset-backed securities	—	195	—	195
SVO Identified Funds	9,999	—	—	9,999

Total Bonds	9,999	15,119	—	25,118
Preferred Stock	—	—	783	783
Common stock — unaffiliated	55,658	—	8,577	64,235
Derivatives:
Futures	34	—	—	34
Options	—	64,177	—	64,177
Swaps	—	514,915	—	514,915

Total derivatives	34	579,092	—	579,126

Total investments	65,691	594,211	9,360	669,262
Separate account assets	8,370,170	—	—	8,370,170

Total assets	$8,435,861	$594,211	$9,360	$9,039,432

Liabilities:
Derivatives:
Futures	(172)	—	—	(172)
Options	—	(108,508)	—	(108,508)
Swaps	—	(557,974)	—	(557,974)

Total liabilities	$(172)	$(666,482)	$—	$(666,654)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no securities transferred in or out of Level 3 for the year ended December 31, 2020.

2020 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2020 and 2019 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2020	$—	$—	$783	$8,577	$9,360
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	34,800	34,800
(Sales)	—	—	—	(40,877)	(40,877)

Balance, December 31, 2020	$—	$—	$783	$2,500	$3,283

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2019	$—	$—	$—	$26,463	$26,463
Transfers in	—	—	783	—	783
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—	—	—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	16,125	16,125
(Sales)	—	—	—	(34,011)	(34,011)

Balance, December 31, 2019	$—	$—	$783	$8,577	$9,360

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2020:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$783	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	2,489	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$3,283

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,972,616	$10,732,081	$541,048	$11,191,930	$239,638
Preferred stock	111,804	107,688	91,037	19,430	1,337
Common stock-unaffiliated	49,980	49,980	47,491	—	2,489
Cash and short-term investments	314,979	314,979	314,979	—	—
Derivatives	730,325	743,732	88	730,237	—
Separate Account assets	9,204,090	9,204,090	9,204,090	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,404,895	$2,392,470	$—	$—	$2,404,895
Derivatives	817,208	817,122	86	817,122	—
Separate Account liabilities	9,204,090	9,204,090	9,204,090	—	—

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,260,298	$10,421,103	$534,105	$10,476,223	$249,970
Redeemable preferred stock	122,710	120,570	72,595	48,779	1,337
Common stock-unaffiliated	64,235	64,246	55,670	—	8,566
Cash and short-term investments	311,382	311,382	311,382	—	—
Derivatives	579,126	581,407	34	579,092	—
Separate Account assets	8,370,170	8,370,170	8,370,170	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,693	$2,493,999	$—	$—	$2,474,693
Derivatives	666,654	666,654	172	666,482	—
Separate Account liabilities	8,370,170	8,370,170	8,370,170	—	—

2020 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$450,632	$439,441	$456,872	$—	$—	$—
Universal Life with Secondary
Guarantees	1,849,595	1,759,260	4,185,254	—	—	—
Indexed Universal Life	1,102,835	1,065,737	1,087,109	—	—	—
Indexed Universal Life with
Secondary Guarantees	124,306	117,487	236,961	—	—	—
Other Permanent Cash Value Life
Insurance	—	4,554,096	5,058,701	—	—	—
Variable Universal Life	241,981	233,651	235,586	1,197,922	1,156,686	1,156,686
Miscellaneous Reserves	—	—	73,365	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	388,980	—	—	—
Accidental Death Benefits	—	—	230	—	—	—
Disability — Active Lives	—	—	25,765	—	—	—
Disability — Disabled Lives	—	—	13,759	—	—	—
Miscellaneous Reserves	—	—	35,745	—	—	—

Total	3,769,349	8,169,672	11,798,327	1,197,922	1,156,686	1,156,686
Less: Reinsurance ceded	2,685,104	2,579,699	4,488,139	—	—	—

Net	$1,084,245	$5,589,973	$7,310,188	$1,197,922	$1,156,686	$1,156,686

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $298,259 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

	General Account			Separate Account
December 31, 2019	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$406,742	$394,879	$459,265	$—	$—	$—
Universal Life with Secondary
Guarantees	1,818,866	1,715,014	3,962,633	—	—	—
Indexed Universal Life	973,686	923,822	947,121	—	—	—
Indexed Universal Life with
Secondary Guarantees	113,662	105,795	211,416	—	—	—
Other Permanent Cash Value Life
Insurance	—	3,808,674	4,205,259	—	—	—
Variable Universal Life	208,738	204,648	202,331	1,036,947	1,027,444	1,027,444
Miscellaneous Reserves	—	—	35,152	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	364,301	—	—	—
Accidental Death Benefits	—	—	235	—	—	—
Disability — Active Lives	—	—	23,244	—	—	—
Disability — Disabled Lives	—	—	14,217	—	—	—
Miscellaneous Reserves	—	—	25,312	—	—	—

Total	3,521,694	7,152,832	10,450,486	1,036,947	1,027,444	1,027,444
Less: Reinsurance ceded	1,853,714	1,756,805	3,360,740	—	—	—

Net	$1,667,980	$5,396,027	$7,089,746	$1,036,947	$1,027,444	$1,027,444

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	168,479	—	168,479	2%
At fair value	—	7,716,170	7,716,170	71%

Subtotal	168,479	7,716,170	7,884,649	72%

At book value — without adjustment	1,655,252	—	1,655,252	15%
Not subject to discretionary withdrawal	1,122,071	217,935	1,340,006	12%

Total annuity reserves and deposit liabilities gross	2,945,802	7,934,105	10,879,907	100%

Less: Reinsurance ceded	135,510	—	135,510

Total Annuity Reserves and Deposit Liabilities, Net	$2,810,292	$7,934,105	$10,744,397

2020 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $17,826 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	157,988	—	157,988	2%
At fair value	—	7,050,706	7,050,706	68%

Subtotal	157,988	7,050,706	7,208,694	70%

At book value — without adjustment	1,782,278	—	1,782,278	17%
Not subject to discretionary withdrawal	1,140,322	166,252	1,306,574	13%

Total annuity reserves and deposit liabilities gross	3,080,588	7,216,958	10,297,546	100%

Less: Reinsurance ceded	3,851	—	3,851

Total Annuity Reserves and Deposit Liabilities, Net	$3,076,737	$7,216,958	$10,293,695

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2020	2019

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$182,504	$198,893
Policyholders’ reserves — individual annuities	2,076,915	2,211,708
Liabilities for deposit-type contracts	505,756	650,216
VM-21 reserves	45,117	15,920

Subtotal	2,810,292	3,076,737

Separate Account Annual Statement:
Annuities	7,934,105	7,216,958
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,934,105	7,216,958

Total Reserves	$10,744,397	$10,293,695

As of December 31, 2020 and 2019, the Company has recorded reserves of $0 and $150,479, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2020	2019

Account value	$7,184,525	$7,248,174
Net amount at risk	13,129	17,851

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,725	$283,251	$275,573
GMWB	12,581	3,038,652	2,976,734
GMWB w/ DB	1,070	234,075	229,316
GMWB w/ inflation	11,409	2,527,472	2,501,730
GMWB w/ inflation w/ DB	270	56,640	55,388
GMAB/GMWB	2,630	535,179	534,807

Total	29,685	$6,675,269	$6,573,548

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,767	$253,785	$246,223
GMWB	12,550	2,698,931	2,635,894
GMWB w/ DB	1,084	216,896	211,416
GMWB w/ inflation	11,745	2,358,235	2,329,171
GMWB w/ inflation w/ DB	268	51,519	50,032
GMAB/GMWB	2,835	522,751	522,210

Total	30,249	$6,102,117	$5,994,946

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder

2020 Statutory Financial Statements	Page 35

($ in Thousands)

behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $7,124,398 and $7,141,715, as of December 31, 2020 and 2019, respectively. During 2020 and 2019, there was no release of reserves as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $73,661 and $76,191, as of December 31, 2020 and 2019, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

Effective December 31, 2019, the Vantis qualified pension plan was merged into the funded non-contributory defined benefit pension plan of its parent, the Company. As a result of the merger, assets of $11,227 and liabilities of $13,551 transferred from the Vantis plan to the pension plan of the Company. The Company recognized a settlement loss totaling $2,324; $1,307 is included in other expenses in the Statements of Income and $1,017 is included as a reduction to surplus in the Change in funded status of postretirement plans in Statements of Changes in Capital and Surplus.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$200,159	$169,233	$17,421	$16,197
Service cost	—	—	298	273
Interest cost	5,536	6,503	444	595
Actuarial loss/(gain)	13,547	21,107	541	1,373
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan merger	—	13,551	—	—

Projected benefit obligation at end of year	$208,428	$200,159	$17,767	$17,421

The discount rate was 2.49% at December 31, 2020 and 3.29% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2020.

The discount rate was 2.45% at December 31, 2020 and 3.19% at December 31, 2019 which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2020.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate(1)	2.49%	3.29%	2.45%	3.19%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2020 discount rates are 2.13%, 2.02%, and 0.89% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.20%	6.50%	6.50%	6.80%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

2020 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Change in plan assets:
Fair value of plans assets at beginning of year	$213,878	$180,814	$—	$—
Actual return on plan assets	18,371	29,464	—	—
Employer contribution	2,640	2,608	937	1,017
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan Merger	—	11,227	—	—

Fair value of plan assets at end of year	$224,075	$213,878	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2020:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$87,754	$—	$—	$87,754
Bond funds	122,007	6,140	—	128,147
Money market funds	8,174	—	—	8,174

Total	$217,935	$6,140	$—	$224,075

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2019:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,843	$—	$—	$81,843
Bond funds	75,548	47,626	—	123,174
Money market funds	8,861	—	—	8,861

Total	$166,252	$47,626	$—	$213,878

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2020 and 2019 was a 40%-60%/40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2020 and 2019 are as follows:

	2020 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2020	2019

Equity funds	40.0%	39.2%	38.3%
Bond funds	60.0%	57.2%	57.6%
Money market funds	—%	3.6%	4.1%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2020 and 2019 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Benefit obligation	$(208,428)	$(200,159)	$(17,767)	$(17,421)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Prepaid pension asset (nonadmitted)	$39,949	$39,456	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(24,302)	(25,737)	(17,767)	(17,421)

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

2020 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2020	2019	2020	2019

Projected benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	39,949	39,456	(24,302)	(25,737)

Accumulated benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Unrecognized prior service cost	$143	$163	$1,066	$1,507
Unrecognized actuarial (gain)/loss	57,325	48,882	(1,886)	(2,545)

Total	$57,468	$49,045	$(820)	$(1,038)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2020 and 2019, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$49,045	$45,411	$(1,038)	$(2,411)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	—	(441)	(246)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	163	—	—
Net actuarial loss/(gain) arising during the period	9,844	4,024	541	1,373
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,401)	(1,407)	118	246
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	854	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$57,468	$49,045	$(820)	$(1,038)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2021 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$20	$441
Amortization of actuarial net (gain)/loss	1,852	(118)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Service cost	$—	$—	$298	$273
Interest cost	5,536	6,503	444	595
Expected return on plan assets	(14,669)	(12,380)	—	—
Amortization of prior service cost/(credit)	20	—	441	246
Amortization of actuarial losses/(gains)	1,401	1,407	(118)	(246)

Total net periodic benefit (credit)/cost	$(7,712)	$(4,470)	$1,065	$868

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate for benefit obligations	3.28%	4.29%	3.24%	3.19%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.80%	6.80%	7.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2025	2025

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Employer Contributions	$2,440	$2,608	$937	$1,017
Benefits Paid	$(10,814)	$(10,235)	$(937)	$(1,017)

2020 Statutory Financial Statements	Page 41

($ in Thousands)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2021, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,597 and $1,265, respectively. The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2020 and 2019. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2021	$11,597	$1,265
2022	11,432	1,266
2023	11,482	1,245
2024	11,508	1,217
2025	11,555	1,194
Years 2026-2030	57,639	5,557

Total	$115,213	$11,744

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2020, and 2019, the expense recognized for these plans was $8,610 and $8,460 respectively.

Note 10.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2020 and 2019.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$435,105	$11,362	$446,467	$372,227	$11,657	$383,884

Adjusted gross DTAs	435,105	11,362	446,467	372,227	11,657	383,884
Adjusted gross DTAs nonadmitted	(75,774)	—	(75,774)	(45,506)	—	(45,506)

Subtotal admitted adjusted DTA	359,331	11,362	370,693	326,721	11,657	338,378
Gross DTL	(119,704)	(45,437)	(165,141)	(113,966)	(33,247)	(147,213)

Net admitted DTA/(DTL)	$239,627	$(34,075)	$205,552	$212,755	$(21,590)	$191,165

Description	Changes during 2020

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$62,878	$(295)	$62,583
Adjusted gross DTAs	62,878	(295)	62,583
Adjusted gross DTAs nonadmitted	(30,268)	—	(30,268)

Subtotal admitted adjusted DTA/(DTL)	32,610	(295)	32,315
Gross DTL	(5,738)	(12,189)	(17,927)

Net admitted DTA/(DTL)	$26,872	$(12,484)	$14,388

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$194,190	$11,362	$205,552	$179,508	$11,657	$191,165
1. Adjusted gross DTA expected to be realized	194,190	11,362	205,552	179,508	11,657	191,165
2. Adjusted gross DTA allowed per limitation threshold	—	—	306,605	—	—	268,670
Adjusted gross DTA offset by existing DTLs	165,141	—	165,141	147,213	—	147,213

Total admitted DTA realized within 3 years	$359,331	$11,362	$370,693	$326,721	$11,657	$338,378

2020 Statutory Financial Statements	Page 43

($ in Thousands)

Description	Changes during 2020

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$14,682	$(295)	$14,387
1. Adjusted gross DTA to be realized	14,682	(295)	14,387
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	17,929	—	17,929

Total admitted DTA realized within 3 years	$32,611	$(295)	$32,316

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	456%	454%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,456,023	$2,116,827

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	72%	100%	73%	67%	100%	68%	6%	—%	5%
Net admitted DTAs	93%	100%	93%	88%	100%	88%	5%	—%	5%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2020	2019

Current federal income tax expense/(benefit)	$(39,373)	$(73,310)
Income tax effect on realized capital gains/(losses)	43,081	29,649

Federal and foreign income taxes incurred	$3,708	$(43,661)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2020	2019	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$93,068	$92,717	$351
DAC	110,025	93,702	16,323
Deferred compensation	33,261	28,870	4,391
Nonadmitted assets	13,441	14,229	(788)
AMT credits	—	478	(478)
LIHTC credits	73,953	70,350	3,603
NOL Carryforward	—	14,567	(14,567)
Coinsurance transaction	2,800	4,417	(1,617)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	66,867	12,618	54,249
Other — ordinary	5,347	3,936	1,411

Subtotal — Gross ordinary DTAs	435,105	372,227	62,878
Nonadmitted ordinary DTAs	(75,774)	(45,506)	(30,268)

Admitted ordinary DTAs	359,331	326,721	32,610
Capital:
OTTI on Investments	11,362	11,657	(295)

Gross capital DTAs	11,362	11,657	(295)

Admitted capital DTAs	11,362	11,657	(295)

Admitted DTAs	370,693	338,378	32,315
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(82,004)	(70,789)	(11,215)
Future Policy Benefits — 8 year spread	(30,179)	(36,219)	6,040
Other	(7,521)	(6,958)	(563)

Ordinary DTLs	(119,704)	(113,966)	(5,738)
Capital:
Alternative asset investments	(31,613)	(27,688)	(3,925)
Other	(13,824)	(5,559)	(8,265)

Capital DTLs	(45,437)	(33,247)	(12,190)

DTLs	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$205,552	$191,165	$14,387

2020 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2020	2019	Change

Total deferred tax assets	$446,467	$383,884	$62,583
Total deferred tax liabilities	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$281,326	$236,671	$44,655

Tax effect of net unrealized gains/(losses)			8,264
Tax effect of postretirement liability			(1,815)

Change in net deferred income tax			$51,104

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2020 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(92,883)	$(19,505)	21.00%
Income from affiliates	(29,379)	(6,170)	6.64%
Separate account dividend received deduction	(42,537)	(8,933)	9.62%
LIHTC	—	(10,370)	11.16%
Executive benefits	(6,820)	(1,432)	1.54%
IMR tax adjustment	1,627	342	-0.37%
Dividends received deduction	(4,136)	(869)	0.94%
Other	(2,180)	(459)	0.49%

Total	$(176,308)	$(47,396)	51.03%

Federal income taxes incurred		$(39,373)	42.39%
FIT expense/(benefit) on realized capital gains/losses		70,387	(75.78)%
FIT in IMR gains/losses		(27,306)	29.40%
Change in net deferred income tax		(51,104)	55.02%

Total Statutory Taxes		$(47,396)	51.03%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2020, the company utilized $16,283 (including $1,716 of true-up related to the filing of the 2019 tax return) of net operating loss carryforwards available from 2015 and 2016. In addition, the Company utilized $6,582 of the total LIHTC available of $70,350 as of December 31, 2019 that will expire starting in 2030.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) provides for all Alternative Minimum Tax (“AMT”) credits to be treated as refundable beginning with the filing of the 2019 tax return. At December 31, 2020, the Company had a current year recoverable of $1,976 with no credit carryforwards.

There was no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Tax years 2017 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2020 and 2019, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2020:
Premium and annuity considerations	$2,160,387	$9,855	$2,768,602	$(598,360)
Reserves and funds for payment of insurance and annuity benefits	14,981,770	3,331	4,854,989	10,130,112

December 31, 2019:
Premium and annuity considerations	$2,146,875	$8,235	$995,811	$1,159,299
Reserves and funds for payment of insurance and annuity benefits	13,775,179	3,389	3,602,285	10,176,283

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2020 and 2019, the Company had a related reserve credit of $179,647

2020 Statutory Financial Statements	Page 47

($ in Thousands)

and $182,341, respectively, which was secured by investment grade securities with a market value of $282,550 and $257,154, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2020		2019
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(873,286)	$(174,872)	$—	$—
YRT — Over retention	PIANY	1,576	154	—	—
Coinsurance Funds Withheld	PIA	(36,560)	(1,370,240)	(39,278)	(1,291,692)
Coinsurance — Inforce	PIA	(46,680)	(485,990)	(54,750)	(429,976)
Coinsurance	PIA	(112,295)	(1,101,466)	(137,447)	(973,754)
YRT — Over retention	PIA	3,284	384	2,923	356

Total		$(1,063,961)	$(3,132,030)	$(228,552)	$(2,695,066)

Coinsurance Modified Coinsurance  Effective April 1, 2020, PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention  Effective April 1, 2020, the Company assumed from PIANY the policies included in the inforce block of New York variable universal life policies that resulted in retention greater than $300 per life, up to $5,000.

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 2016	September 2036	100,000	8%
JMS	December 2018	December 2038	130,000	8%
JMS	December 2018	December 2038	100,000	8%
PMAM	July 2019	July 2039	100,000	Market Based at time of draw

The Company recorded $34,964 and $26,079 in interest income on these notes for the years ended December 31, 2020 and 2019, respectively. At December 31, 2020 and 2019, the Company had outstanding principle receivables of $430,000 and $420,000 and interest receivables of $7,769 and $7,791, respectively, relating to these agreements.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2020 and 2019 of $3,947 and $177,963, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $12,943,305 and $11,458,148 and combined liabilities of $11,629,656 and $10,567,579 as of December 31, 2020 and 2019, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $60,525 and $61,247 and other intangible assets of $4,565 and $6,622 at December 31, 2020 and 2019, respectively. Outstanding goodwill for an affiliate of $15,516 was fully impaired in 2019.

The Company made the following capital contributions and received the following returns of capital for 2020 and 2019, respectively:

December 31	2020		2019
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
Vantis	—	19,448	30,000	—
PIANY	5,000	—	—	—
myWorth	—	226	3,600	—

Capital contributions and return of capital were in the form of cash, with the exception of the Vantis $19,448 return of capital, which was in the form of stock of PIANY.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2020 and 2019, the total expenses incurred by subsidiaries under these agreements were $75,811 and $52,205, respectively. The Company received services from its subsidiary, Vantis, during 2020 and incurred expenses of $3,544. The net amount due to the Company was $17,992 and $17,269 at December 31, 2020 and December 31, 2019, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $11,830 and $10,845 for 2020 and 2019, respectively.

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

2020 Statutory Financial Statements	Page 49

($ in Thousands)

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2020 and 2019 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

As of December 31, 2020 future minimum payments under noncancellable leases are as follows:

For the year ending:

2021	$11,288
2022	$9,508
2023	$7,412
2024	$6,078
Thereafter	$7,479

Rent expense was $40,391 and $19,263 as of December 31, 2020 and December 31, 2019, respectively. Included in the 2020 expense was a charge of $22,989 related to terminated leases and related costs.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2020, the Company had outstanding commitments totaling $356,218 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through the financial statement issuance date of February 18, 2021 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8673 05/21

Part C

Other Information

Item 26: Exhibits

(a)(1)

Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”). Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)

Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments of the Registrant. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)

Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)

Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)

Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(6)

Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 033-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(1)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

1

(d)(2)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(3)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(4)

Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(5)

Rider – Additional Insured Term Insurance Agreement (Sex distinct) (AIR-06(S)). Incorporated herein by reference to Exhibit (d)(5) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(6)

Rider – Additional Insured Term Insurance Agreement (Unisex) (AIR-06(U)). Incorporated herein by reference to Exhibit (d)(6) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(7)

Rider – Children’s Term Insurance Agreement (CTIA-06). Incorporated herein by reference to Exhibit (d)(7) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(8)

Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(9)

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(10)

Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(11)

Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(12)

Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(13)

Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

2

(d)(14)

Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(15)

Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(16)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(17)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(18)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(19)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(20)

Rider – Return of Premium Term Insurance Agreement (ROP-06(S)). Incorporated herein by reference to Exhibit (d)(20) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(21)

Rider – Return of Premium Term Insurance Agreement (ROP-06(U)). Incorporated herein by reference to Exhibit (d)(21) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(22)

Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(23)

Endorsement — Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(24)

Endorsement — Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(25)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(26)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

3

(d)(27)

Flexible Premium Adjustable Indexed Variable Life Insurance Policy (Sex-distinct) (VU-08(S)) (Diversified Growth). Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(28)

Flexible Premium Adjustable Indexed Variable Life Insurance Policy (Unisex) (VU-08(U)) (Diversified Growth). Incorporated herein by reference to Exhibit (d)(28) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(29)

Rider Supplemental Term Insurance Agreement (SLTI – 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 EDGAR Accession No. 0000950116-01-000034).

(d)(30)

Rider Supplemental Term Insurance Agreement (SLTI – 01(U)). Incorporated herein by reference to Exhibit A(5)(x) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(31)

Rider – Supplemental Term Insurance Agreement (SLTI-8(S)). Incorporated herein by reference to Exhibit (d)(31) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(32)

Rider – Supplemental Term Insurance Agreement (SLTI-08(U)). Incorporated herein by reference to Exhibit (d)(32) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(33)

Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001568).

(d)(34)

Optional Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (d)(26) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(35)

Accelerated Death Benefit Agreement. Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(36)

Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI). Incorporated herein by reference to Exhibit (d)(36) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(37)

Rider – Cash Value Enhancement Agreement (CVER-08). Incorporated herein by reference to Exhibit (d)(37) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(38)

Rider Extended No-Lapse Guarantee Agreement (ENGL-08(S)). Incorporated herein by reference to Exhibit (d)(38) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(39)

Rider Extended No-Lapse Guarantee Agreement (ENGL-08(U)). Incorporated herein by reference to Exhibit (d)(39) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

4

(d)(40)

Flexible Premium Adjustable Variable Life Insurance Policy with Index-Linked Options (ICC19-VFL). Incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(41)

Rider – Accidental Death Benefit (ICC12-ADB). Incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(42)

Rider – Waiver of Surrender Charges (ICC12-WSC). Incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(43)

Rider – Disability Waiver of Stipulated Premium (ICC12-WSP). Incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(44)

Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI). Incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(45)

Rider – Accelerated Death Benefit for Terminal Condition (ICC17-ACDB). Incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(46)

Rider – Additional Insured Term Insurance (ICC19-AITI). Incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(47)

Rider – Children’s Term Insurance (ICC19-CTI). Incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(48)

Rider – Cash Value Enhancement (ICC19-CVER). Incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(49)

Rider – Extended No-Lapse Guarantee (ICC19-ENLG). Incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(50)

Rider – Guaranteed Increase Option (ICC19-GIO). Incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(51)

Rider – Overloan Protection Benefit (ICC19-OPB). Incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(52)

Rider – Supplemental Term Insurance (ICC19-STI). Incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

5

(d)(53)

Rider – Supplemental Exchange (ICC12-SE). Incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(54)

Rider – Disability Waiver of Monthly Deductions (ICC19-WMD). Incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(e)(1)

Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(2)

Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(3)

Application Form for Individual Life Insurance COMPACT (Form PM1143COM). Incorporated herein by reference to Exhibit (e)(3) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(e)(4)

Application Form for Life Insurance. Incorporated herein by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on October 21, 2019 (EDGAR Accession No. 0001193125-19-270865).

(f)(1)

Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)(2)

By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)(1)

Hannover Automatic and Facultative Yearly Reinsurance Agreement, effective March 1, 2015, and all amendments thereto (HA3487). Incorporated herein by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(2)

Swiss Automatic Self Administered YRT Reinsurance Agreement, effective March 1, 2015, and all amendments thereto (I553176US-15). Incorporated herein by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(3)

Munich Automatic and Facultative YRT Reinsurance Agreement, effective January 1, 2018, and all amendments thereto (T#4345). Incorporated herein by reference to Exhibit (g)(3) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(4)

RGA Automatic/Faculative YRT Reinsurance Agreement, effective January 1, 2018, and all amendments thereto (15782). Incorporated herein by reference to Exhibit (g)(4) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

6

(h)(1)

Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(i)	Not applicable.

(j)	Not applicable.

(k)(1)

Opinion and consent of Franklin L. Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 18, 2001 (EDGAR Accession No. 0000950116-01-000677).

(k)(2)

Opinion and consent of The Penn Mutual Life Insurance Company, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit (k) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on October 21, 2019 (EDGAR Accession No. 0001193125-19-270865).

(l)	Not applicable.

(m)	Not applicable.

(n)(1)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(n)(2)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001570).

(r)(1)

Powers of Attorney for Messrs. Santomero and Rock and Ms. Lillie dated February 14, 2012. Incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 25, 2012 (EDGAR Accession No. 0001193125-12-182449).

(r)(2)

Power of Attorney of Ms. Pudlin. Incorporated herein by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

(r)(3)

Power of Attorney of Ms. Waring dated April 4, 2014. Incorporated herein by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on From N-6 (File No. 033-54662), as filed with the SEC on April 18, 2014 (EDGAR Accession No. 0001193125-14-149074).

(r)(4)

Power of Attorney of Mr. Hunt dated April 3, 2017. Incorporated herein by reference to Exhibit (r)(4) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 18, 2017 (EDGAR Accession No. 0001193125-17-126963).

(r)(5)

Powers of Attorney of Messrs. William C. Goings and Gerard P. Cuddy and Ms. Carol J. Johnson dated July 24, 2018, April 4, 2019, and July 11, 2018, respectively. Incorporated herein by reference to Exhibit (r)(5) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

7

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer

David M. O’Malley	President and Chief Operating Officer

Victoria M. Robinson	Senior Vice President, Chief Ethics and Compliance Officer

David M. Raszeja	Senior Vice President, Chief Financial Officer and Treasurer

Gerard P. Cuddy	Trustee of Penn Mutual

William C. Goings	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Carol J. Johnson	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

8

Corporation	Principal Business	State of Incorporation

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

The Penn Insurance and Annuity Company of New York (a NY Corporation)	Life Insurance	New York

ILS Holdings, LLC	Holding Company	Delaware

*	Independence Square Properties, LLC is 94.48% owned by Penn Mutual and 5.52% owned by The Penn Insurance and Annuity Company.

Vantis Life Insurance Company Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation

The Savings Bank Life Insurance Company Agency, LLC	Life Insurance	Connecticut

Penn Insurance and Annuity Company Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Independence Square Properties, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

Janney Trust Company, LLC	Investments	New Hampshire

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JMS Resources, Inc. Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation

HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III filed April 13, 2012 (File No. 333-177543).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable life policies issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, LLC —Managers and Officers*

David M. O’Malley	Chairman of the Board
Thomas H. Harris	Manager, President & Chief Executive Officer
Karthick Dalawai	Manager
Victoria M. Robinson	Manager, Chief Ethics &Compliance Officer
Keith G. Huckerby	Manager
Gregory J. Driscoll	Chief Information Officer
Ann Marie Mason	General Counsel, Asset Management & Broker/Dealer, Secretary
Steven Linville	Vice President, Financial Management
Christopher G. Jahn	Assistant Vice President, Auditor

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Tiffany MacLean	Anti-Money Laundering Officer
Jessica F. Swarr	Assistant Vice President, Corporate Tax
Michael W. Williams	Assistant Vice President, Field Operations
Mary Cromleigh	Treasurer

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Commissions and Other Compensation Received by Each Principal Underwriter during the last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$5,129	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 44 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 19th day of April, 2021.

PENN MUTUAL VARIABLE LIFE ACCOUNT I (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 44 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 19th day of April, 2021.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/ David M. O’Malley David M. O’Malley	President and Chief Operating Officer

*GERARD P. CUDDY	Trustee

*JAMES S. HUNT	Trustee

*WILLIAM C. GOINGS	Trustee

*CAROL J. JOHNSON	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*By: /s/ Eileen C. McDonnell Eileen C. McDonnell, attorney-in-fact

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Exhibit Index

Exhibit Number	Exhibit:
EX-99.N1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

EX-99.N2	Consent of Counsel, Morgan, Lewis & Bockius LLP

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